UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-22704

CAMBRIA ETF TRUST

(Exact name of registrant as specified in charter)

2321 Rosecrans Avenue

Suite 3225

El Segundo, CA 90245

(Address of principal executive offices) (Zip code)

Corporation Service Company 2711 Centerville Road

Suite 400

Wilmington, DE 19808

(Name and address of agent for service)

With a Copy to:

W. John McGuire

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, D.C. 20004

Registrant’s telephone number, including area code: 1-310-683-5500

Date of fiscal year end: April 30

Date of reporting period: April 30, 2022

Item 1. Reports to Stockholders.

Cambria Shareholder Yield ETF (SYLD)

Cambria Foreign Shareholder Yield ETF (FYLD)

Cambria Global Value ETF (GVAL)

Cambria Global Momentum ETF (GMOM)

Cambria Global Asset Allocation ETF (GAA)

Cambria Value and Momentum ETF (VAMO)

Cambria Global Tail Risk ETF (FAIL)

Cambria Emerging Shareholder Yield ETF (EYLD)

Cambria Tail Risk ETF (TAIL)

Cambria Trinity ETF (TRTY)

Cambria Cannabis ETF (TOKE)

Cambria Global Real Estate ETF (BLDG)

Annual Report

April 30, 2022

Cambria Investment Management

The Funds file their complete schedules of Fund holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Form N-PORT reports are available on the Commission’s website at www.sec.gov.

A description of the policies and procedures that Cambria Investment Management L.P., the Funds’ investment advisor, uses to determine how to vote proxies relating to Fund securities, as well as information relating to how the Funds voted proxies relating to Fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling (855)-383-4636; and (ii) on the Commission’s website at www.sec.gov.

Cambria ETF Trust	Shareholder Letter
April 30, 2022 (Unaudited)

Dear Shareholder:

We are pleased to present the following annual report for the Cambria ETF Trust.

SYLD

The Cambria Shareholder Yield ETF (“SYLD”) launched on May 13, 2013. For the three-month period ended April 30, 2022, SYLD posted a loss of 2.42%. For the 12-month period ended April 30, 2022, SYLD posted a loss of 0.21%. For the period since inception through April 30, 2022, SYLD gained 214.53%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for SYLD. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	SYLD	S&P 500
Annualized Returns Since Inception	13.64%	13.07%
Cumulative Returns Since Inception	214.53%	200.80%
12 Months Ended 4/30/2022	-0.21%	-0.21%
3 Months Ended 4/30/2022	-2.42%	-8.17%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: -0.21% (1 year), 14.86% (annualized five year), and 13.64% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows: -0.30% (1 year), 15.89% (annualized five year), and 13.64% (annualized since inception).

FYLD

The Cambria Foreign Shareholder Yield ETF (“FYLD”) launched on December 2, 2013. For the three-month period ended April 30, 2022, FYLD posted a loss of 3.06%. For the 12-month period ended April 30, 2022, FYLD posted a loss of 0.31%. For the period since inception through April 30, 2022, FYLD posted a gain of 46.54%.

We believe that the MSCI EAFE Index (MSCI EAFE) serves as a suitable benchmark for FYLD. The table below shows the performance of the Fund (NAV) vs. MSCI EAFE for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	FYLD	MSCI EAFE
Annualized Returns Since Inception	4.65%	4.14%
Cumulative Returns Since Inception	46.54%	40.68%
12 Months Ended 4/30/2022	-0.31%	-7.70%
3 Months Ended 4/30/2022	-3.06%	-7.33%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: -0.31% (1 year), 7.27% (annualized five year), and 4.65% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows: -1.47% (1 year), 7.10% (annualized five year), and 4.59% (annualized since inception).

GVAL

The Cambria Global Value ETF (“GVAL”) launched on March 11, 2014. For the three-month period ended April 30, 2022, GVAL posted a loss of 10.89%. For the 12-month period ended April 30, 2022, GVAL posted a loss of 7.47%. For the period since inception through April 30, 2022, the Fund posted a gain of 2.63%.

Following the Russian invasion of Ukraine Russian stock markets were halted on February 28, 2022. As a result, Cambria began fair valuing its Russian securities and subsequently wrote these positions down to 0. This resulted in an unrealized loss to the fund of $5,407,704 USD representing a 4.87% decrease in the net assets of the fund.

Annual Report | April 30, 2022	1

Cambria ETF Trust	Shareholder Letter
April 30, 2022 (Unaudited)

We believe that the MSCI ACWI Index (MSCI ACWI) serves as a suitable benchmark for GVAL. The table below shows the performance of the Fund (NAV) vs. MSCI ACWI for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	GVAL	MSCI ACWI
Annualized Returns Since Inception	0.32%	8.51%
Cumulative Returns Since Inception	2.63%	94.36%
12 Months Ended 4/30/2022	-7.47%	-5.04%
3 Months Ended 4/30/2022	-10.89%	-8.32%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: -7.47% (1 year), 1.07% (annualized five year), and 0.32% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows: -8.08% (1 year), 0.77% (annualized five year), and 0.22% (annualized since inception).

GMOM

The Cambria Global Momentum ETF (“GMOM”) launched on November 3, 2014. For the three-month period ended April 30, 2022, GMOM posted a gain of 4.99%. For the 12-month period ended April 30, 2022, GMOM posted a gain of 10.19%. For the period since inception through April 30, 2022, GMOM posted a gain of 48.57%.

We believe that a suitable benchmark for GMOM is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity-bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	GMOM	SPBXMI
Annualized Returns Since Inception	5.43%	6.94%
Cumulative Returns Since Inception	48.57%	65.21%
12 Months Ended 4/30/2022	10.19%	-4.40%
3 Months Ended 4/30/2022	4.99%	-8.26%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: 10.19% (1 year), 7.44% (annualized five year), and 5.43% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows: 10.05% (1 year), 7.44% (annualized five year), and 5.41% (annualized since inception).

GAA

The Cambria Global Asset Allocation ETF (“GAA”) launched on December 9, 2014. For the three-month period ended April 30, 2022, GAA posted a loss of 3.98%. For the 12-month period ended April 30, 2022, GAA posted a loss of 3.01%. For the period since inception through April 30, 2022, GAA posted a gain of 46.17%.

We believe that a suitable benchmark for GAA is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity-bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	GAA	SPBXMI
Annualized Returns Since Inception	5.27%	6.77%
Cumulative Returns Since Inception	46.17%	62.30%
12 Months Ended 4/30/2022	-3.01%	-4.40%
3 Months Ended 4/30/2022	-3.98%	-8.26%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: -3.01% (1 year), 6.04% (annualized five year), and 5.27% (annualized since inception). The Fund’s performance (Market Price) as April 30, 2022 is as follows: -2.84% (1 year), 6.22% (annualized five year), and 5.39% (annualized since inception).

2	www.cambriafunds.com

Cambria ETF Trust	Shareholder Letter
April 30, 2022 (Unaudited)

VAMO

The Cambria Value and Momentum ETF (“VAMO”) launched on September 8, 2015. For the three-month period ended April 30, 2022, VAMO posted a gain of 7.91%. For the 12-month period ended April 30, 2022, VAMO posted a gain of 14.17%. For the period since inception through April 30, 2022, VAMO posted a gain of 10.84%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for VAMO, as VAMO offers a diversified, value-oriented exposure to US equities with downside risk hedging. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	VAMO	S&P 500
Annualized Returns Since Inception	1.56%	13.93%
Cumulative Returns Since Inception	10.84%	137.79%
12 Months Ended 4/30/2022	14.17%	0.21%
3 Months Ended 4/30/2022	7.91%	-8.17%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: 14.17% (1 year), 3.01% (annualized five year), and 1.56% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows 14.34% (1 year), 2.80% (annualized five year), and 1.45% (annualized since inception).

FAIL

The Cambria Global Tail Risk ETF (“FAIL”) launched on February 22, 2016 and changed its name and investment objective on March 15, 2021. Fund performance prior to March 15, 2021 reflects the investment objective and principal investment strategy of the Fund when it was the Cambria Sovereign Bond ETF and it sought income and capital appreciation from investments in securities and instruments that provide exposure to sovereign and quasi-sovereign bonds. For the three-month period ended April 30, 2022, the Fund posted a gain of 2.11%. For the 12-month period ended April 30, 2022, the Fund posted a loss of -7.98%. For the period since inception through April 30, 2022, the Fund posted a gain of 5.54%.

We believe that a suitable benchmark for FAIL, given the Fund’s new investment objective and principal investment strategy, is the Bloomberg Barclays US Short Treasury Index (“Short Treasury”). Prior to March 15, 2021, the Fund’s performance benchmark was the FTSE World Government Bond Index (WGBI). The table below shows the performance of the Fund (NAV) vs. the spliced benchmark (WGBI/Short Treasury) and Short Treasury for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	FAIL/*	Spliced Index – WGBI/Short Treasury**	Short Treasury
Annualized Returns Since Inception	0.88%	2.41%	1.03%
Cumulative Returns Since Inception	5.54%	15.98%	6.57%
12 Months Ended 4/30/2022	-7.98%	0.14%	-0.14%
3 Months Ended 4/30/2022	2.11%	-0.08%	-0.08%

*	The Fund’s objective changed effective March 15, 2021.
**	Reflects performance of WGBI prior to March 15, 2021 and Short Treasury thereafter

The Fund’s performance (NAV) as of April 30, 2022 is as follows: -7.98% (1 year), -1.33% (annualized five year), and 0.88% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows: -8.12% (1 year), -1.82% (annualized five year), and 0.65% (annualized since inception).

Annual Report | April 30, 2022	3

Cambria ETF Trust	Shareholder Letter
April 30, 2022 (Unaudited)

EYLD

The Cambria Emerging Shareholder Yield ETF (“EYLD”) launched on July 13, 2016. For the three-month period ended April 30, 2022, EYLD posted a loss of 13.62%. For the 12-month period ended April 30, 2022, EYLD posted a loss of -16.81%. For the period since inception through April 30, 2022, EYLD posted a gain of 57.80%.

Following the Russian invasion of Ukraine Russian stock markets were halted on February 28, 2022. As a result, Cambria began fair valuing its Russian securities and subsequently wrote these positions down to 0. This resulted in an unrealized loss to the fund of $7,596,461. USD representing a 7.68% decrease in the net assets of the fund.

We believe that the MSCI Emerging Markets Index (MSCI EEM) serves as a suitable benchmark for EYLD. The table below shows the performance of the Fund (NAV) vs. MSCI EEM for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	EYLD	MSCI EEM
Annualized Returns Since Inception	8.19%	6.73%
Cumulative Returns Since Inception	57.80%	45.88%
12 Months Ended 4/30/2022	-16.81%	-18.06%
3 Months Ended 4/30/2022	-13.62%	-10.40%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: -16.81% (1 year), 5.88% (annualized 5 year), and 8.19% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows: -18.81% (1 year), 5.19% (annualized 5 year) and 7.87% (annualized since inception).

TAIL

The Cambria Tail Risk ETF (“TAIL”) launched on April 5, 2017. For the three-month period ended April 30, 2022, TAIL posted a loss of 4.44%. For the 12-month period ended April 30, 2022, TAIL posted a loss of 9.14%. For the period since inception through April 30, 2022, TAIL posted a loss of 28.86%.

We believe that a suitable benchmark for TAIL is the Bloomberg Barclays Short Treasury Index (Short Treasury). TAIL is not an aggressive hedging strategy, and as such, an index of short-term Treasuries which approximates a conservative money-market fund is a suitable benchmark. Short Treasury tracks the market for treasury bills issued by the US government. The table below shows the performance of the Fund (NAV) vs. Short Treasury for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	TAIL	Short Treasury
Annualized Returns Since Inception	-6.50%	1.15%
Cumulative Returns Since Inception	-28.86%	5.99%
12 Months Ended 4/30/2022	-9.14%	-0.14%
3 Months Ended 4/30/2022	-4.44%	-0.08%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: -9.14% (1 year), -6.39% (annualized 5 year), and -6.50% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows: -9.13% (1 year), -6.43% (annualized 5 year), and -6.47% (annualized since inception).

TRTY

The Cambria Trinity ETF (“TRTY”) launched on September 10, 2018. For the three-month period ended April 30, 2022, TRTY posted a gain of 0.70%. For the 12-month period ended April 30, 2022, TRTY posted a gain of 3.98%. For the period since inception through April 30, 2022, TRTY posted a gain of 20.90%.

We believe that a suitable benchmark for TRTY is the S&P Balanced Equity and Bond – Moderate Index (SPBXMI) because the equity-bond blend is the precursor to most modern asset allocation strategies. The table below shows the performance of the Fund (NAV) vs. SPBXMI for the three-month, 12-month and since inception periods ended April 30, 2022.

4	www.cambriafunds.com

Cambria ETF Trust	Shareholder Letter
April 30, 2022 (Unaudited)

	Vs Benchmark
	TRTY	SPBXMI
Annualized Returns Since Inception	5.36%	7.22%
Cumulative Returns Since Inception	20.90%	28.84%
12 Months Ended 4/30/2022	3.98%	-4.40%
3 Months Ended 4/30/2022	0.70%	-8.26%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: 3.98% (1 year) and 5.36% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows 4.72% (1 year) and 5.57% (annualized since inception).

TOKE

The Cambria Cannabis ETF (“TOKE”) launched on July 25, 2019. For the three-month period ended April 30, 2022, TOKE posted a loss of 14.45%. For the 12-month period ended April 30, 2022, TOKE posted a loss of 46.49%. For the period since inception through April 30, 2022, TOKE posted a loss of 56.29%.

We believe that the S&P 500 Index (S&P 500) serves as a suitable benchmark for TOKE. The table below shows the performance of the Fund (NAV) vs. S&P 500 for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	TOKE	S&P 500
Annualized Returns Since Inception	-25.83%	13.86%
Cumulative Returns Since Inception	-56.29%	43.25%
12 Months Ended 4/30/2022	-46.49%	0.21%
3 Months Ended 4/30/2022	-14.45%	-8.17%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: -46.49% (1 year) and -25.83% (annualized since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows: -46.17% (1 year) and -25.60% (annualized since inception).

BLDG

The Global Real Estate ETF (“BLDG”) launched on September 24, 2020. For the three-month period ended April 30, 2022, BLDG posted a loss of 0.83%. For the 12-month period ended April 30, 2022, BLDG posted a gain of 4.70%. For the period since inception through April 30, 2022, BLDG posted a gain of 34.44%.

We believe that a suitable benchmark for BLDG is the FTSE EPRA/NAREIT Global REIT Index (ENXG). The table below shows the performance of the Fund (NAV) vs. ENXG for the three-month, 12-month and since inception periods ended April 30, 2022.

	Vs Benchmark
	BLDG	ENXG
Annualized Returns Since Inception	20.32%	25.20%
Cumulative Returns Since Inception	34.44%	43.27%
12 Months Ended 4/30/2022	4.70%	5.69%
3 Months Ended 4/30/2022	-0.83%	-2.10%

The Fund’s performance (NAV) as of April 30, 2022 is as follows: 4.70% (1 year) and 34.44% (cumulative since inception). The Fund’s performance (Market Price) as of April 30, 2022 is as follows: 4.49% (1 year) and 34.08% (cumulative since inception).

Sincerely,

Mebane Faber

Annual Report | April 30, 2022	5

Cambria ETF Trust	Shareholder Letter
April 30, 2022 (Unaudited)

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted.

Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Market price returns are based upon the midpoint of the bid/ask spread at the close of the exchange and does not represent the returns an investor would receive if shares were traded at other times. Brokerage commissions will reduce returns. NAVs are calculated using prices as of 4:00 PM Eastern Time.

The information provided represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future events or investment advice.

Indices are unmanaged and do not include the effect of fees. One cannot invest directly in an index.

The S&P 500 Index is a diverse index that includes 500 American companies that represent over 70% of the total market capitalization of the U.S. stock market.

The MSCI EAFE Index is a free float-adjusted market capitalization weighted index, designed to measure developed market equity performance, excluding the U.S. and Canada, consisting of 21 stock markets in Europe, Australasia, and the Far East.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. MSCI ACWI consists of 47 country indexes comprising 23 developed and 24 emerging market country indexes.

The S&P Balanced Equity and Bond Index is comprised of three multi-asset class indices, each with a particular risk level. The indices consist of U.S. Treasury Bonds and Equities with the following asset mix proportions: Conservative: 75% Treasuries/25% Equities, Moderate: 50% Treasuries/50% Equities, Growth: 25% Treasuries/75% Equities. The Moderate Index (SPBXMI) has long been used by academia and practitioners alike as a measurement for broad asset allocation strategies.

The FTSE World Government Bond Index (WGBI) measures the performance of fixed-rate, local currency, investment grade sovereign bonds. WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

The Bloomberg Barclays US Short Treasury Index is composed of zero-coupon Treasury Bills and fixed-rate Treasury bonds with a maturity between one and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the US Treasury Index, they become eligible for the Short Treasury Index. Maturity sub-indices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into sub-indices that only include bills or only include notes that have aged below 1-year.

MSCI Emerging Markets Index is a free-float weighted equity index that captures large- and mid-cap representation across emerging markets countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

The FTSE EPRA/NAREIT Global REIT Index measures the total return, stated in US dollar terms, of the size- and liquidity-screened stocks in both developed and emerging markets of the publicly traded real estate companies that qualify for REIT status under the tax law in the country of domicile.

6	www.cambriafunds.com

Manager’s Discussion and
Cambria Shareholder Yield ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Shareholder Yield ETF versus the S&P 500 Index

For the 12-month period ended April 30, 2022, SYLD returned -0.21% at net asset value (NAV) and -0.30% at market underperforming its benchmark, the S&P 500 Index, by 0.42%. Overweight allocation and security selection in consumer discretionary were main drivers of underperformance relative to the benchmark, while an overweight allocation and security selection in materials and energy offset underperformance somewhat relative to the benchmark.

On a contribution to total return basis energy, materials and industrials were the best performers contributing 3.29%, 2.34% and 0.17% respectively. On a contribution to total return basis consumer discretionary, financials and Industrials were the worst performing sectors contributing -4.57%, -1.15% and -0.80% respectively.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	3 Year	5 Year	Since Inception*
Cambria Shareholder Yield ETF - NAV	-0.21%	20.30%	14.86%	13.64%
Cambria Shareholder Yield ETF - Market	-0.30%	20.34%	14.89%	13.64%
S&P 500 Index	0.21%	13.85%	13.66%	13.07%

*	Fund inception date is May 13, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Annual Report | April 30, 2022	7

Manager’s Discussion and
Cambria Foreign Shareholder Yield ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Foreign Shareholder Yield ETF versus the MSCI EAFE Index

For the 12-month period ended April 30, 2022, FYLD returned -0.31% at net asset value (NAV) and -1.47% at market outperforming its benchmark, the MSCI EAFE Total Return Index, by 7.39%. During this period, an overweight allocation to Canada and security selection in Hong Kong and Japan relative to EAFE were the primary driver of outperformance relative to the benchmark. Security selection in the UK detracted from FYLD’s outperformance relative to the benchmark.

On a contribution to total return basis Canada, Hong Kong, and Australian allocations were the best performers contributing 3.04%, 1.00% and 0.72% respectively. On a contribution to total return basis Japan, United Kingdom and Sweden allocations were the worst performers contributing -1.76%, -0.94% and -0.61% respectively.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	3 Year	5 Year	Since Inception*
Cambria Foreign Shareholder Yield ETF - NAV	-0.31%	8.41%	7.27%	4.65%
Cambria Foreign Shareholder Yield ETF - Market	-1.47%	8.29%	7.10%	4.59%
MSCI EAFE Index	-7.70%	4.93%	5.27%	4.14%

*	Fund inception date is December 2, 2013.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI EAFE Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the US & Canada. The MSCI EAFE Index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

8	www.cambriafunds.com

Manager’s Discussion and
Cambria Global Value ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Value ETF versus the MSCI ACWI

For the 12-month period ended April 30, 2022, GVAL returned -7.47% at net asset value (NAV) and -8.08% at market underperforming its benchmark, the MSCI ACWI Total Return Index, by 2.43%. GVAL had an overweight allocation to Russia relative to the benchmark prior to the invasion to Ukraine. Exposure to Russia and Austria were primary drivers of GVAL’s underperformance. Underperformance was offset somewhat by an overweight allocation to the Czech Republic and an underweight allocation to China.

On a contribution to total return basis Czech Republic, Colombia, and Singapore allocations were the best performers contributing 2.47%, 1.44% and 0.98% respectively. On a contribution to total return basis Russia, Chile and Austria allocations were the worst performers contributing -10.14%, -1.85% and -1.47% respectively.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Value ETF - NAV	-7.47%	-1.43%	1.07%	0.32%
Cambria Global Value ETF - Market	-8.08%	-1.26%	0.77%	0.22%
MSCI ACWI	-5.04%	9.93%	10.00%	8.51%

*	Fund inception date is March 11, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.71%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 45 country indices comprising 24 developed and 21 emerging market country indices. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indices included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Morocco, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, and Turkey.

Annual Report | April 30, 2022	9

Manager’s Discussion and
Cambria Global Momentum ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Momentum ETF versus the S&P Balanced Equity & Bond – Moderate Index

For the 12-month period ended April 30, 2022, GMOM returned 10.19% at net asset value (NAV) and 10.05% at market outperforming its benchmark, the S&P Balanced Equity & Bond Moderate Index, by 14.59%. GMOM is a tactical trend and momentum strategy and was concentrated in Real Assets over the period. It’s Overweight exposure to the energy and commodities relative to the benchmark were the primary drivers of outperformance over the period.

On a contribution to total return basis energy, commodities, and hedged US equity were the best performers contributing 7.15%, 3.90% and 1.06% respectively. On a contribution to total return basis materials, emerging market equity and global financials were the worst performers contributing -0.55%, -0.48% and -0.45% respectively.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Momentum ETF - NAV	10.19%	10.55%	7.44%	5.43%
Cambria Global Momentum ETF - Market	10.05%	10.51%	7.44%	5.41%
S&P Balanced Equity & Bond – Moderate Index	-4.40%	7.20%	7.37%	6.94%

*	Fund inception date is November 3, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.96%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The index is unmanaged and is not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

10	www.cambriafunds.com

Manager’s Discussion and
Cambria Global Asset Allocation ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Asset Allocation ETF versus the S&P Balanced Equity Bond – Moderate Index

For the 12-month period ended April 30, 2022, GAA returned -3.01% at net asset value (NAV) and -2.84% at market outperforming its benchmark, the S&P Balanced Equity & Bond Moderate Index, by 1.39%. GAA is a buy and hold global asset allocation portfolio. An overweight allocation to commodities was the primary of outperformance relative to the benchmark. Emerging market stocks were the largest detractor from performance during the period.

On a contribution to total return basis commodities, hedged US equity and global real estate with the best performers contributing 2.92%, 0.57% and 0.32% respectively. On a contribution to total return basis emerging market equity, emerging market fixed income and US bonds were the worst performers contributing -2.37%, -1.07% and -0.58% respectively.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Asset Allocation ETF - NAV	-3.01%	6.69%	6.04%	5.27%
Cambria Global Asset Allocation ETF - Market	-2.84%	7.10%	6.22%	5.39%
S&P Balanced Equity & Bond – Moderate Index	-4.40%	7.20%	7.37%	6.77%

*	Fund inception date is December 9, 2014.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.41%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

Annual Report | April 30, 2022	11

Manager’s Discussion and
Cambria Value and Momentum ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Value and Momentum ETF versus S&P 500 Index

For the 12-month period ended April 30, 2022, VAMO returned 14.17% at net asset value (NAV) and 14.34% at market outperforming its benchmark, the S&P 500 Index, by 13.96%. Overweight allocation and security selection in energy, security selection in materials, and an underweight allocation to communication services, along with a hedge against the S&P 500 drove VAMO’s outperformance relative to its benchmark.

On a contribution to total return basis energy, materials and industrials were the best performing sectors contributing 7.79%, 3.01% and 0.57% respectively. On a contribution to total return basis consumer discretionary, communication services and information technology we the worst performing sectors contributing -1.66%, -0.41% and -0.35% respectively.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	3 Year	5 Year	Since Inception*
Cambria Value and Momentum ETF - NAV	14.17%	9.12%	3.01%	1.56%
Cambria Value and Momentum ETF - Market	14.34%	8.92%	2.80%	1.45%
S&P 500 Index	0.21%	13.85%	13.66%	13.93%

*	Fund inception date is September 8, 2015.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.64%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

12	www.cambriafunds.com

Manager’s Discussion and
Cambria Global Tail Risk ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Tail Risk ETF versus the FTSE/Citi World Government Bond Index

For the 12-month period ended April 30, 2022, FAIL returned -7.98% at net asset value and -8.12% at market underperforming its benchmark, the Bloomberg Short Treasury Total Return Index, by 7.97%. Exposure to longer duration international developed and emerging market sovereign bonds, as well as US Treasuries drove negative performance. This negative performance was partially offset by positive returns from the options overly.

On a contribution to total return basis foreign developed sovereign bonds, emerging market sovereign bond and US treasuries were the worst performers. MXEA and MXEF Index options were the best performers.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	3 Year	5 Year	Since Inception*
Cambria Global Tail Risk ETF - NAV	-7.98%	-2.76%	-1.33%	0.88%
Cambria Global Tail Risk ETF - Market	-8.12%	-3.16%	-1.82%	0.65%
Bloomberg US Short Treasury Index	-0.14%	0.81%	1.16%	1.03%
FTSE/Citi World Government Bond Index	-18.45%	-3.65%	-1.17%	-0.89%

*	Fund inception date is February 22, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

The put options purchased by FAIL give the Fund with the right to sell the underlying asset (index or ETF) to the put seller at a specified price (strike price) within a specified time period.

Bloomberg US Short Treasury Index is composed of zero-coupon Treasury Bills and fixed-rate. Treasury bonds with a maturity between 1 and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the U.S. Treasury Index, they become eligible for the Short Treasury Index. Maturity subindices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into subindices that only include bills or only include notes that have aged below 1-year.

FTSE/Citi World Government Bond Index measures the performance of fixed-rate, local currency, investment grade sovereign bonds. The WGBI is a widely used benchmark that currently comprises sovereign debt from over 20 countries, denominated in a variety of currencies, and has more than 25 years of history available. The WGBI provides a broad benchmark for the global sovereign fixed income market. Sub-indices are available in any combination of currency, maturity, or rating.

Annual Report | April 30, 2022	13

Manager’s Discussion and
Cambria Emerging Shareholder Yield ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Emerging Shareholder Yield ETF versus the MSCI Emerging Markets Index

For the 12-month period ended April 30, 2022, EYLD returned -16.81% at net asset value (NAV) and -18.81% at market outperforming its benchmark, the MSCI Emerging Markets Total Return Index, by 0.98%. Underweight allocation and security selection in China, and security selection in India and South Korea relative to the MSCI Emerging Markets Total Return Index were the primary drivers of outperformance. Exposure to Russia as well as security selection in Taiwan were the main detractors from performance relative to the benchmark.

On a contribution to total return basis India, Turkey and Australia allocations were the best performers contributing 1.52%, 1.02% and 0.50% respectively. On a contribution to total return basis Russia, Taiwan and China allocations were the worst performers contributing -16.87%, -3.88% and -1.44% respectively.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	3 Year	5 Year	Since Inception*
Cambria Emerging Shareholder Yield ETF - NAV	-16.81%	3.96%	5.88%	8.19%
Cambria Emerging Shareholder Yield ETF - Market	-18.81%	3.07%	5.19%	7.87%
MSCI Emerging Markets Index	-18.06%	2.60%	4.69%	6.73%

*	Fund inception date is July 13, 2016 and the Fund commenced operations on July 14, 2016.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.65%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

MSCI Emerging Markets Index is a free-float weighted equity index that captures large and mid-cap representation across Emerging Markets (EM) countries. The index covers approximately 85% of the free float-adjusted market capitalization in each country.

14	www.cambriafunds.com

Manager’s Discussion and
Cambria Tail Risk ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Tail Risk ETF versus the Bloomberg Barclays US Short Treasury Index

For the 12-month period ended April 30, 2022, TAIL returned -9.14% at net asset value (NAV) and -9.13% at market underperforming its benchmark, the Bloomberg Short Treasury Total Return Index, by 9.00%. Longer duration US Treasuries were the core driver of underperformance during the period.

On a contribution to total return basis US treasuries were the worst performer contributing -6.97% to performance.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	3 Year	5 Year	Since Inception*
Cambria Tail Risk ETF - NAV	-9.14%	-4.56%	-6.39%	-6.50%
Cambria Tail Risk ETF - Market	-9.13%	-4.54%	-6.43%	-6.47%
Bloomberg US Short Treasury Index	-0.14%	0.81%	1.16%	1.15%

*	Fund inception date is April 5, 2017.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

Bloomberg US Short Treasury Index is composed of zero-coupon Treasury Bills and fixed-rate. Treasury bonds with a maturity between 1 and 12 months. As Treasury bonds and notes fall below one year-to-maturity and exit the U.S. Treasury Index, they become eligible for the Short Treasury Index. Maturity subindices are published in three-month increments: 1-3 month, 3-6 month, 6-9 month, and 9-12 month and can be separated into subindices that only include bills or only include notes that have aged below 1-year.

Annual Report | April 30, 2022	15

Manager’s Discussion and
Cambria Trinity ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Trinity ETF versus the S&P Balanced Equity Bond – Moderate Index

For the 12-month period ended April 30, 2022, TRTY returned 3.98% at net asset value (NAV) and 4.72% at market outperforming its benchmark, the S&P Balanced Equity & Bond Moderate Index, by 8.38%. The main drivers of outperformance were overweight exposure to commodities, energy, and hedged US equity exposure relative to the benchmark.

On a contribution to total return basis commodities, energy and hedged US equity were the best performers contributing 2.66%, 2.51% and 1.28% respectively. On a contribution to total return basis emerging market equity, intermediate term US treasuries and emerging market fixed income were the worst performers contributing -0.94%, 0.60% and 0.52% respectively.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	3 Year	Since Inception*
Cambria Trinity ETF - NAV	3.98%	7.14%	5.36%
Cambria Trinity ETF - Market	4.72%	7.34%	5.57%
S&P Balanced Equity & Bond – Moderate Index	-4.40%	7.20%	7.22%

*	Fund inception date is September 10, 2018.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.44%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P Balanced Equity & Bond – Moderate Index the S&P 500 Balanced Equity & Bond – Moderate Index combines investable S&P indices for core equity and fixed income to provide a regularly rebalanced multi-asset measure for moderate risk-reward profiles. The construction of the index consists of a position in the S&P 500 Total Return Index with 50% weight, and a position in the S&P U.S. Treasury Bond 7-10 Year Index with 50% weight.

16	www.cambriafunds.com

Manager’s Discussion and
Cambria Cannabis ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Cannabis ETF versus the S&P 500 Index

For the 12-month period ended April 30, 2022, TOKE returned -46.49% at net asset value (NAV) and -46.17% at market underperforming its benchmark, the S&P 500 Total Return Index, by 46.70%. Underperformance of TOKE over the period can be attributed to the underperformance of marijuana and ancillary marijuana companies relative to the S&P 500. As a thematic fund, we generally expect the Fund to underperform when the overall cannabis industry does poorly and vice versa.

On a contribution to total return basis Arena Pharmaceuticals, British American Tobacco, and Altria Group were the best performers contributing 2.85%, 0.80% and 0.70% respectively. On a contribution to total return basis Tilray Brans Inc, Greenlane Holdings and Scotts Miracle-Gro were the worst performers contributing -9.99%, -4.64% and -3.73% respectively.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	Since Inception
Cambria Cannabis ETF - NAV	-46.49%	-25.83%
Cambria Cannabis ETF - Market	-46.17%	-25.60%
S&P 500 Index	0.21%	13.86%

*	Fund inception date is July 25, 2019.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%; however, TOKE’s investment adviser has agreed to waive 17 basis points (0.17%) of its management fees for the Fund until at least August 31, 2022. This agreement may be terminated only by, or with the consent of, the Trust’s Board of Trustees.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

S&P 500 Index is a market-value weighted index consisting of 500 stocks chosen for market size, liquidity, and industry group representation, with each stock’s weight in the Index proportionate to its market value.

Annual Report | April 30, 2022	17

Manager’s Discussion and
Cambria Global Real Estate ETF	Analysis of Fund Performance
April 30, 2022 (Unaudited)

Comparison of Change in the Value of a $10,000 Investment in the Cambria Global Real Estate ETF versus the FTSE EPRA Nareit Global REITs Index

For the 12-month period ended April 30, 2022, BLDG returned 4.70% at net asset value (NAV) and 4.49% at market underperforming its benchmark, the FTSE EPRA/NAREIT Global REIT Total Return Index, by 0.99%. During this period, the primary driver for underperformance relative to the benchmark was security selection in the United States, Turkey and Japan.

On a contribution to total return basis United States, Canada and South Africa allocations were the best performers contributing 5.57%, 0.56% and 0.54% respectively. On a contribution to total return basis Japan, Turkey and Hong Kong allocations were the worst performers contributing -1.67%, -0.49% and -0.25% respectively.

Average Annual Total Return for the Periods Ended April 30, 2022

	1 Year	Since Inception
Cambria Global Real Estate ETF - NAV	4.70%	20.32%
Cambria Global Real Estate ETF - Market	4.49%	20.12%
FTSE EPRA Nareit Global REITs Index	5.69%	25.20%

*	Fund inception date is September 24, 2020.

The performance data quoted herein represents past performance and the return and value of an investment in the Fund will fluctuate so that, when redeemed, may be worth less than its original cost.

Past performance is no guarantee of future performance and should not be considered as a representation of the future results of the Fund. Current performance may be lower or higher than the performance quoted. For the most recent month-end performance information please call 855-ETF-INFO (383-4636). As stated in the Fund’s prospectus, the annual fund operating expenses are 0.59%.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a Fund’s returns, do not reflect any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. The indexes are unmanaged and are not available for investment.

There are no assurances that the Fund will meet its stated objectives.

FTSE EPRA/NAREIT Global REIT Index: measures the total return, stated in US dollar terms, of the size- and liquidity-screened stocks in both developed and emerging markets of the publicly traded real estate companies that qualify for REIT status under the tax law in the country of domicile.

18	www.cambriafunds.com

Cambria Shareholder Yield ETF	Schedule of Investments

April 30, 2022

Sector Weightings
Cambria Shareholder Yield ETF
Consumer Discretionary	24.78%
Financials	23.52%
Materials	17.72%
Energy	10.39%
Industrials	6.83%
Health Care	6.05%
Information Technology	5.26%
Consumer Staples	3.78%
Communication Services	1.67%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (97.98%)
Communication Services (1.64%)
Fox Corp., Class B	121,849	$4,050,261
Lumen Technologies, Inc.	433,316	4,359,159
		8,409,420
Consumer Discretionary (24.27%)
Abercrombie & Fitch Co., Class A(a)	117,768	4,072,418
Advance Auto Parts, Inc.	28,730	5,735,370
AutoNation, Inc.(a)	54,587	6,327,179
Bed Bath & Beyond, Inc.(a)(b)	197,904	2,693,473
Big 5 Sporting Goods Corp.(b)	174,552	2,525,767
Big Lots, Inc.(b)	91,091	2,814,712
Citi Trends, Inc.(a)(b)	71,825	2,008,945
Dick's Sporting Goods, Inc.(b)	42,926	4,138,925
Dillard's, Inc., Class A(b)	50,193	15,249,135
Ethan Allen Interiors, Inc.	179,816	4,268,832
Foot Locker, Inc.	75,205	2,204,259
Haverty Furniture Cos., Inc.(b)	139,425	3,461,923
Hibbett, Inc.	58,296	2,517,221
LKQ Corp.	90,888	4,510,771
Macy's, Inc.	219,531	5,306,064
ODP Corp.(a)	103,259	4,443,235
Penske Automotive Group, Inc.	62,699	6,572,109
PulteGroup, Inc.	106,639	4,453,245
Smith & Wesson Brands, Inc.	312,143	4,285,723
Sturm Ruger & Co., Inc.(b)	67,938	4,629,975
Tapestry, Inc.	129,454	4,261,626
Toll Brothers, Inc.	142,805	6,621,868
Tri Pointe Homes, Inc.(a)	221,390	4,576,131
Veritiv Corp.(a)	53,256	7,484,598
Whirlpool Corp.	29,744	5,399,131
	Shares	Value
Consumer Discretionary (continued)
Zumiez, Inc.(a)	118,300	$4,333,329
		124,895,964
Consumer Staples (3.71%)
J M Smucker Co.	35,997	4,929,069
Nu Skin Enterprises, Inc., Class A	111,202	4,741,653
Sprouts Farmers Market, Inc.(a)	197,223	5,877,246
Walgreens Boots Alliance, Inc.	83,148	3,525,475
		19,073,443
Energy (10.18%)
APA Corp.	114,751	4,696,758
California Resources Corp.	105,456	4,240,386
CVR Energy, Inc.	245,557	6,156,114
Exxon Mobil Corp.	56,953	4,855,243
Helmerich & Payne, Inc.	178,971	8,238,035
HF Sinclair Corp.(a)	138,242	5,255,961
Marathon Oil Corp.	187,421	4,670,531
Oasis Petroleum, Inc.	49,056	6,507,769
Valero Energy Corp.(b)	69,797	7,780,970
		52,401,767
Financials (23.04%)
Aflac, Inc.	82,472	4,723,996
Allstate Corp.	38,194	4,833,069
Ally Financial, Inc.	94,978	3,795,321
Ameriprise Financial, Inc.	20,449	5,429,005
Assured Guaranty, Ltd.	101,569	5,601,530
Cathay General Bancorp	124,384	4,986,555
Citizens Financial Group, Inc.	102,842	4,051,975
Comerica, Inc.	71,487	5,854,785
Discover Financial Services	42,419	4,770,441
Federated Hermes, Inc.	148,382	4,225,919
First Horizon Corp.	204,490	4,576,486
Hilltop Holdings, Inc.(b)	150,917	3,846,874
Hope Bancorp, Inc.	336,648	4,814,066
JPMorgan Chase & Co.	27,040	3,227,494
Lincoln National Corp.	70,980	4,269,447
MetLife, Inc.	70,642	4,639,767
Mr Cooper Group, Inc.(a)	99,203	4,461,159
PacWest Bancorp	131,144	4,313,326
SLM Corp.	268,710	4,495,518
Synchrony Financial	104,611	3,850,731
Unum Group	152,776	4,662,724
US Bancorp	79,599	3,865,328
Voya Financial, Inc.	68,445	4,321,617
Webster Financial Corp.	194,251	9,710,632

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	19

Cambria Shareholder Yield ETF	Schedule of Investments

April 30, 2022

	Shares	Value
Financials (continued)
Zions Bancorp NA	92,612	$5,233,504
		118,561,269
Health Care (5.93%)
Allscripts Healthcare Solutions, Inc.(a)(b)	211,419	4,367,917
Cigna Corp.	19,266	4,754,463
Innoviva, Inc.(a)(b)	331,409	5,653,838
McKesson Corp.	22,646	7,011,428
Quest Diagnostics, Inc.	30,576	4,092,292
Universal Health Services, Inc., Class B	37,687	4,617,788
		30,497,726
Industrials (6.70%)
Boise Cascade Co.	79,092	5,977,773
Crane Co.	42,926	4,130,769
Cummins, Inc.	18,759	3,549,015
ManpowerGroup, Inc.	42,419	3,826,194
Matson, Inc.	65,910	5,669,578
Quanta Services, Inc.	59,319	6,879,818
Snap-on, Inc.(b)	20,787	4,417,030
		34,450,177
Information Technology (5.15%)
Arrow Electronics, Inc.(a)	39,715	4,680,810
DXC Technology Co.(a)	142,298	4,083,953
HP, Inc.	163,254	5,979,994
Juniper Networks, Inc.	169,507	5,342,861
Western Union Co.(b)	170,352	2,855,099
Xerox Holdings Corp.	203,983	3,549,304
		26,492,021
Materials (17.36%)
DuPont de Nemours, Inc.	70,642	4,657,427
Greif, Inc., Class A	75,374	4,573,695
Huntsman Corp.	159,198	5,392,036
International Paper Co.	81,965	3,793,340
Louisiana-Pacific Corp.	120,497	7,774,467
LyondellBasell Industries NV, Class A	48,165	5,106,935
Mosaic Co.	151,931	9,483,533
Nucor Corp.	67,600	10,463,128
Olin Corp.	88,218	5,063,713
Reliance Steel & Aluminum Co.	29,913	5,930,252
Resolute Forest Products, Inc.	511,563	7,131,188
Schweitzer-Mauduit International, Inc.	137,987	3,471,753
Steel Dynamics, Inc.	102,752	8,810,984

	Shares	Value
Materials (continued)
United States Steel Corp.	132,327	$4,034,650
Worthington Industries, Inc.	76,726	3,649,856
		89,336,957
Total Common Stocks
(Cost $515,323,710)		504,118,744

	Shares	Value
Short-Term Investment (5.55%)
Fidelity Investments Money Market
Treasury Portfolio Institutional Class, 0.01%(c)(d)	28,574,596	$28,574,597

Total Short-Term Investment
(Cost $28,574,597)		28,574,597

Total Investments (103.53%)
(Cost $543,898,307)		$532,693,341

Liabilities Less Other Assets (-3.53%)		(18,158,947)

Net Assets (100.00%)		$514,534,394
Percentages based on Net Assets.

The accompanying notes are an integral part of the financial statements.

20	www.cambriafunds.com

Cambria Shareholder Yield ETF	Schedule of Investments

April 30, 2022

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 was $27,074,248.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2022 was $28,574,597.
(d)	Rate shown is the 7-day effective yield as of April 30, 2022.

Investment Abbreviations:

PLC - Public Limited Company

As of April 30, 2022, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	21

Cambria Foreign Shareholder Yield ETF	Schedule of Investments

April 30, 2022

Sector Weightings

Cambria Foreign Shareholder Yield ETF
Financials	22.56%
Materials	18.60%
Industrials	16.09%
Energy	11.89%
Communication Services	8.19%
Information Technology	7.83%
Consumer Staples	7.48%
Consumer Discretionary	6.04%
Real Estate	1.32%
100.00%

Percentages  based  on  total  investments,  excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (97.49%)
Australia (8.72%)
Challenger, Ltd.(a)	150,195	$773,616
CSR, Ltd.	162,078	703,129
Downer EDI, Ltd.	147,186	578,207
Fortescue Metals Group, Ltd.	60,486	924,387
GrainCorp, Ltd., Class A	119,901	875,963
Mineral Resources, Ltd.	18,768	776,270
Super Retail Group, Ltd.	80,121	600,060
Woodside Petroleum, Ltd.	26,826	590,413
		5,822,045
Belgium (1.08%)
Ageas SA	14,908	721,565

Canada (11.76%)
Canadian Natural Resources, Ltd.	20,400	1,262,604
Celestica, Inc.(b)	66,300	745,240
Corus Entertainment, Inc., Class B	147,900	484,692
Great-West Lifeco, Inc.	17,861	492,736
Home Capital Group, Inc.	25,500	635,986
Imperial Oil, Ltd.	20,400	1,027,106
Interfor Corp.	20,400	581,519
Labrador Iron Ore Royalty Corp.(a)	29,796	806,219
Mullen Group, Ltd.	66,300	634,279
Suncor Energy, Inc.	20,400	733,330
West Fraser Timber Co., Ltd.	5,100	448,247
		7,851,958

	Shares	Value
Denmark (1.39%)
Scandinavian Tobacco Group A/S, Class A(c)	44,115	$927,821

France (6.38%)
AXA SA	25,245	678,058
Carrefour SA	37,128	789,632
Coface SA	47,736	579,634
Metropole Television SA	30,090	562,178
Nexity SA	13,413	410,069
TotalEnergies SE	12,750	635,207
Vivendi SE(a)	52,173	603,239
		4,258,017
Germany (1.88%)
DWS Group GmbH & Co. KGaA(c)	13,719	455,317
Freenet AG	28,764	798,368
		1,253,685
Great Britain (12.38%)
abrdn PLC	173,910	413,967
Anglo American PLC	12,495	563,427
Aviva PLC	129,387	704,969
Berkeley Group Holdings PLC	8,724	447,590
BP PLC	149,889	737,986
British American Tobacco PLC	18,921	797,515
Direct Line Insurance Group PLC	151,043	481,850
Legal & General Group PLC	154,946	491,184
Man Group PLC	350,676	1,036,251
Persimmon PLC	16,575	437,687
Quilter PLC(c)	288,711	478,486
Rio Tinto PLC	13,878	995,748
WPP PLC	53,652	678,021
		8,264,681
Hong Kong (10.08%)
China Resources Cement Holdings, Ltd.	739,500	617,271
Kingboard Holdings, Ltd.	127,500	580,063
Kingboard Laminates Holdings, Ltd.	397,800	618,473
Lee & Man Paper Manufacturing, Ltd.	765,000	368,510
New World Development Co., Ltd.	117,300	449,947
Orient Overseas International, Ltd.	25,500	716,873
Pacific Basin Shipping, Ltd.	1,173,000	547,111
PC Partner Group, Ltd.(a)	714,000	897,163
Shougang Fushan Resources Group, Ltd.	3,774,000	1,428,416

The accompanying notes are an integral part of the financial statements.

22	www.cambriafunds.com

Cambria Foreign Shareholder Yield ETF	Schedule of Investments

April 30, 2022

	Shares	Value
Hong Kong (continued)
VTech Holdings, Ltd.	71,400	$507,270
		6,731,097
Italy (3.77%)
Anima Holding SpA(c)	127,551	629,742
Eni SpA	48,348	682,955
Unipol Gruppo SpA	117,912	649,324
UnipolSai Assicurazioni SpA	195,687	554,086
		2,516,107
Japan (22.91%)
Aozora Bank, Ltd.	25,500	511,670
Dai Nippon Printing Co., Ltd.	25,500	534,267
Dai-ichi Life Holdings, Inc.	35,700	716,476
Hakuto Co., Ltd.	30,600	543,266
Hosiden Corp.	61,200	587,596
Idemitsu Kosan Co., Ltd.	25,500	669,062
Inabata & Co., Ltd.	35,700	585,120
Inpex Corp.	56,100	662,263
Isuzu Motors, Ltd.	51,000	596,163
Japan Tobacco, Inc.	25,500	436,904
Kewpie Corp.	30,600	516,386
Marubeni Corp.	76,500	838,538
Meiwa Corp.(a)	86,700	585,906
Mitsui & Co., Ltd.	30,600	742,747
Mixi, Inc.	30,600	529,119
Nippon Carbon Co., Ltd.	15,300	491,038
Nippon Electric Glass Co., Ltd.	30,600	618,484
Nippon Yusen KK	15,300	1,115,300
Nisshinbo Holdings, Inc.	76,500	574,745
Oyo Corp.	35,700	544,956
Press Kogyo Co., Ltd.	193,800	583,901
Sumitomo Osaka Cement Co., Ltd.	20,400	569,046
Sumitomo Warehouse Co., Ltd.	40,800	686,628
Tama Home Co., Ltd.(a)	25,500	499,488
Tokio Marine Holdings, Inc.	10,200	551,676
		15,290,745
Luxembourg (1.89%)
ArcelorMittal SA	23,052	683,965
RTL Group SA	11,016	576,884
		1,260,849
Netherlands (5.03%)
ASR Nederland NV	15,774	721,213
Boskalis Westminster	21,267	742,621
Flow Traders(c)	15,810	515,375
Koninklijke Ahold Delhaize NV	17,799	527,449
	Shares	Value
Netherlands (continued)
NN Group NV	17,238	$853,616
		3,360,274
New Zealand (0.84%)
Fletcher Building, Ltd.	139,893	559,048

Norway (1.61%)
Telenor ASA	36,315	514,563
Yara International ASA	10,863	556,738
		1,071,301
Spain (1.10%)
Repsol SA	48,450	730,141

Sweden (2.87%)
Betsson AB(b)	122,604	759,139
SSAB AB	88,689	572,085
Telia Co. AB	140,918	586,665
		1,917,889
Switzerland (3.80%)
Ferrexpo PLC	139,689	290,353
Glencore PLC	96,186	601,480
Holcim AG	12,495	618,488
Zurich Insurance Group AG	2,244	1,028,630
		2,538,951
Total Common Stocks
(Cost $66,999,726)		65,076,174

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	23

Cambria Foreign Shareholder Yield ETF	Schedule of Investments

April 30, 2022

	Shares	Value
Short-Term Investment (2.40%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(d)(e)	1,602,264	$1,602,264

Total Short-Term Investment
(Cost $1,602,264)		1,602,264

Total Investments (99.89%)
(Cost $68,601,990)		$66,678,438

Other Assets Less Liabilities (0.11%)		76,535

Net Assets (100.00%)		$66,754,973
Percentages based on Net Assets.

(a)	This security or a partial position of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 was $1,529,051.
(b)	Non-income producing security.
(c)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, the fair value of securities restricted under Rule 144A in the aggregate was $3,006,741, representing 4.50% of net assets.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2022 was $1,602,264.
(e)	Rate shown is the 7-day effective yield as of April 30, 2022.

Investment Abbreviations:

GmbH - German Company with limited liability

KGaA - German Master Limited Partnership

Oyj - Finnish public stock company

PLC - Public Limited Company

SpA - Italian Public Limited Company

As of April 30, 2022, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

24	www.cambriafunds.com

Cambria Global Value ETF	Schedule of Investments
April 30, 2022

Sector Weightings
Cambria Global Value ETF Financials	25.80%
Utilities	18.46%
Materials	15.22%
Other	10.03%
Consumer Staples	8.15%
Industrials	7.81%
Energy	5.34%
Real Estate	3.42%
Communication Services	3.18%
Consumer Discretionary	2.59%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (87.65%)

Austria (8.02%)
BAWAG Group AG(a)	32,300	$1,557,907
Erste Group Bank AG	21,594	675,674
Erste Group Bank AG(b)	24,606	785,404
IMMOFINANZ AG	47,800	1,156,789
Raiffeisen Bank International AG	50,800	588,436
UNIQA Insurance Group AG	121,400	934,920
Voestalpine AG	40,600	1,073,347
Wienerberger AG	50,600	1,441,276
		8,213,753
Chile (6.70%)
Banco de Credito e Inversiones SA	27,420	848,551
CAP SA	199,600	2,475,690
Cencosud SA	815,100	1,304,718
Cia Cervecerias Unidas SA	133,200	890,333
Colbun SA	7,632,200	545,323
Empresa Nacional de
Telecomunicaciones SA	195,600	714,497
Latam Airlines Group SA(b)	323,500	85,571
		6,864,683
Czech Republic (11.33%)
CEZ AS	119,800	5,140,672
Komercni Banka AS	59,600	1,977,499
Moneta Money Bank AS(a)	733,400	2,750,920
Philip Morris CR AS	2,300	1,735,280
		11,604,371
	Shares	Value
Great Britain (6.47%)
Aviva PLC	171,700	$935,513
Barratt Developments PLC	90,100	560,250
Direct Line Insurance Group PLC	230,800	736,287
J Sainsbury PLC	275,400	807,922
Kingfisher PLC	194,500	619,506
Legal & General Group PLC	253,200	802,653
M&G PLC	320,300	862,715
Persimmon PLC	22,000	580,942
Phoenix Group Holdings PLC	93,600	716,777
		6,622,565

Greece (8.96%)
FF Group(b)(c)	25,407	0
Hellenic Petroleum Holdings SA	124,700	952,440
Hellenic Telecommunications
Organization SA	85,000	1,649,946
JUMBO SA	48,265	786,163
Karelia Tobacco Co. Inc SA(d)	4,195	1,265,700
Motor Oil Hellas Corinth Refineries SA	92,400	1,471,912
Mytilineos SA	82,800	1,546,096
Public Power Corp. SA(b)	185,900	1,500,285
		9,172,542

Poland (11.96%)
Alior Bank SA(b)	190,600	1,562,817
Bank Polska Kasa Opieki SA	35,900	793,818
Eurocash SA	130,100	349,321
Grupa Lotos SA	58,031	908,698
Jastrzebska Spolka Weglowa SA(e)	211,100	3,220,799
KGHM Polska Miedz SA	38,500	1,259,155
PGE Polska Grupa Energetyczna SA(b)	421,700	940,262
Polski Koncern Naftowy ORLEN SA	40,100	681,483
Powszechna Kasa Oszczednosci
Bank Polski SA	103,900	769,169
Santander Bank Polska SA	10,300	628,876
Tauron Polska Energia SA(b)	1,500,425	1,134,121
		12,248,519

Portugal (7.80%)
Altri SGPS SA	71,400	478,681
Corticeira Amorim SGPS SA	129,647	1,348,566
Energias de Portugal SA	347,200	1,627,013
Galp Energia SGPS SA	102,900	1,262,490
Greenvolt-Energias Renovaveis SA(b)	994	7,414
Jeronimo Martins SGPS SA	35,700	745,704
Mota-Engil SGPS SA(b)(e)	260,400	351,079

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	25

Cambria Global Value ETF	Schedule of Investments
April 30, 2022

	Shares	Value
Portugal (continued)
Navigator Co. SA	278,700	$1,152,540
NOS SGPS SA	184,300	781,988
REN - Redes Energeticas Nacionais
SGPS SA	74,234	226,326
		7,981,801
Russia (–%)(f)
Alrosa PJSC(c)(d)(g)	1,262,976	0
Gazprom Neft PJSC(c)(d)(g)	334,880	0
Gazprom PJSC(c)(d)(g)	373,048	0
Rosneft Oil Co. PJSC(c)(d)(g)	198,016	0
Sberbank of Russia PJSC(c)(d)(g)	287,609	0
Severstal PAO(c)(d)(g)	82,992	0
Unipro PJSC(c)(d)(g)	22,421,984	0
		0

Singapore (9.13%)
CapitaLand Integrated Commercial Trust	60,324	101,634
Capitaland Investment, Ltd.	390,000	1,192,885
City Developments, Ltd.	150,000	926,281
ComfortDelGro Corp., Ltd.	540,000	573,990
Golden Agri-Resources, Ltd.	4,148,652	974,953
Jardine Cycle & Carriage, Ltd.	40,000	838,787
Oversea-Chinese Banking Corp., Ltd.	120,000	1,075,093
SATS, Ltd.(b)	270,000	888,318
Sembcorp Industries, Ltd.	450,000	959,905
Sembcorp Marine, Ltd.(b)	2,209,954	174,182
Singapore Airlines, Ltd.(b)	140,000	556,781
United Overseas Bank, Ltd.	50,000	1,084,276
		9,347,085
Spain (8.79%)
Acciona SA	6,418	1,269,503
Banco Bilbao Vizcaya Argentaria SA	103,748	553,703
Banco Santander SA(e)	144,108	428,184
CaixaBank SA	207,343	675,460
Enagas SA	34,026	738,377
Endesa SA	40,212	849,708
Ferrovial SA	23,233	602,694
Iberdrola SA	153,336	1,781,002
Mapfre SA	318,049	585,494
Naturgy Energy Group SA(e)	49,932	1,513,378
		8,997,503
Turkey (8.49%)
Akbank TAS	1,000,900	601,285
Eregli Demir ve Celik Fabrikalari TAS	649,600	1,468,225
Haci Omer Sabanci Holding AS	686,800	926,942

	Shares	Value
Turkey (continued)
KOC Holding AS	361,000	$977,368
Petkim Petrokimya Holding AS(b)	1,773,208	1,139,286
Turkiye Halk Bankasi AS(b)	1,074,000	391,315
Turkiye Is Bankasi AS, Class C	1,075,600	762,788
Turkiye Sise ve Cam Fabrikalari AS	935,000	1,141,023
Turkiye Vakiflar Bankasi TAO, Class D(b)	1,146,300	343,545
Yapi ve Kredi Bankasi AS	2,854,700	936,298
		8,688,075
Total Common Stocks

(Cost $103,675,822)		89,740,897

	Shares	Value
Exchange Traded Funds (8.92%)

Colombia (8.92%)

Equity ETF (8.92%)
iShares® MSCI Colombia ETF(e)(h)	805,100	9,137,885

Total Exchange Traded Funds
(Cost $6,564,167)		9,137,885

	Shares	Value
Short-Term Investment (2.93%)
Fidelity Investments Money Market
Treasury Portfolio Institutional
Class, 0.01%(i)(j)	2,995,971	$2,995,971

Total Short-Term Investment
(Cost $2,995,971)		2,995,971

Total Investments (99.50%)
(Cost $113,235,960)		$101,874,753

Other Assets Less Liabilities (0.50%)
		511,578
Net Assets (100.00%)
		$102,386,331
Percentages based on Net Assets.

The accompanying notes are an integral part of the financial statements.

26	www.cambriafunds.com

Cambria Global Value ETF	Schedule of Investments
April 30, 2022

(a)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, the fair value of securities restricted under Rule 144A in the aggregate was $4,308,827, representing 4.21% of net assets.
(b)	Non-income producing security.

(c)	Fair valued security; valued by management in accordance with procedures approved by the Fund's Board of Trustees. As of April 30, 2022, these securities had an aggregate market value of $0 or 0.00% of total net assets.
(d)	These securities are considered to be illiquid. The aggregate value of these securities at April 30, 2022 was $1,265,700, which represent 1.24% of the Fund's Net Assets.
(e)	This security or a partial position of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 was $2,829,911.
(f)	Less than 0.005%.
(g)	Level 3 security in accordance with fair value hierarchy.
(h)	Investment is deemed to be an affiliate by virtue of the Fund owning at least 5% of shares of the issuer.
(i)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2022 was $2,995,971.
(j)	Rate shown is the 7-day effective yield as of April 30, 2022.

Investment Abbreviations:

ETF- Exchange Traded Fund

PJSC - Private Joint Stock Company

PLC - Public Limited Company

MSCI - Morgan Stanley Capital International

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	27

Cambria Global Value ETF	Schedule of Investments
April 30, 2022

Transactions with affiliated companies during the period ended April 30, 2022 are as follows:

	Market Value					Market Value	Share Balance		Change in
	as of		Purchases		Sales	as of	as of		Unrealized	Realized
Security Name	April 30, 2021	Purchases	In-Kind	Sales	In-Kind	April 30, 2022	April 30, 2022	Dividends	Gain (Loss)	Gain/Loss
iShares MSCI
Colombia ETF	$8,347,450	$–	$349,490	$–	$(978,915)	$9,137,885	805,100	$93,172	$1,139,788	$280,072
Grand Total	$8,347,450	$–	$349,490	$–	$(978,915)	$9,137,885	805,100	$93,172	$1,139,788	$280,072

Cambria Global Value ETF

Investments in Securities at	Level 1 - Quoted and Unadjusted	Level 2- Other Significant Observable	Level 3- Significant Unobservable
Value	Prices	Inputs	Inputs(1)	Total
Common Stocks
Austria	$8,213,753	–	$–	8,213,753
Chile	6,864,683	–	–	6,864,683
Czech Republic	11,604,371	–	–	11,604,371
Great Britain	6,622,565	–	–	6,622,565
Greece	9,172,542	–	–	9,172,542
Poland	12,248,519	–	–	12,248,519
Portugal	7,981,801	–	–	7,981,801
Russia	–	–	0	0
Singapore	9,347,085	–	–	9,347,085
Spain	8,997,503	–	–	8,997,503
Turkey	8,688,075	–	–	8,688,075
Exchange Traded Funds
Colombia	9,137,885	–	–	9,137,885
Short-Term Investment	2,995,971	–	–	2,995,971

Total	$101,874,753	$–	$0	$101,874,753

The Fund considers, no cap transfers to Level 3 at the ending of the reporting period, which was $0 at the end of the reporting period.

Change in unrealized appreciation/depreciation on Level 3 holding as of April 30, 2022 is ($10,134,181).

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

28	www.cambriafunds.com

Cambria Global Momentum ETF	Schedule of Investments
April 30, 2022

Sector Weightings
Cambria Global Momentum ETF
Exchange Traded Funds	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (99.96%)
Global (22.13%)
Commodity ETF (8.68%)
iShares® Global Energy ETF	199,576	$7,080,956

Equity ETF (13.45%)
Cambria Global Real Estate ETF*	167,024	4,975,645
FlexShares Global Upstream Natural
Resources Index Fund(a)	134,160	5,994,269
		10,969,914

International (5.69%)
Equity ETF (5.69%)
Cambria Foreign Shareholder Yield ETF*(a)	178,748	4,642,086

North America (25.71%)
Commodity ETF (12.79%)
Invesco DB Precious Metals Fund(b)	98,072	4,897,716
VanEck Gold Miners ETF	158,184	5,534,858
		10,432,574
Equity ETF (12.92%)
iShares® Residential and
Multisector Real Estate ETF	56,992	5,153,217
Invesco DB Agriculture Fund(b)	243,776	5,380,136
		10,533,353
United States (46.43%)
Commodity ETF (26.03%)
Graniteshares Gold Trust(a)(b)	85,072	1,600,204
Invesco DB Base Metals Fund(b)	261,616	6,218,612
Invesco DB Energy Fund(b)	345,540	8,773,261
Invesco Optimum Yield Diversified
Commodity Strategy No K-1 ETF	248,612	4,636,614
		21,228,691
	Shares	Value
Equity ETF (20.40%)
Cambria Shareholder Yield ETF*(a)	102,232	$6,221,839
Cambria Value and Momentum ETF*(a)	393,710	10,421,504
		16,643,343

Total Exchange Traded Funds
(Cost $73,806,315)		81,530,917

	Shares	Value
Short-Term Investment (4.58%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(c)(d)	3,736,139	$3,736,139

Total Short-Term Investment
(Cost $3,736,139)		3,736,139

Total Investments (104.54%)
(Cost $77,542,454)	$85,267,056

Liabilities Less Other Assets (-4.54%)	(3,704,496)

Net Assets (100.00%)	$81,562,560

Percentages based on Net Assets.

*	Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor.
(a)	This security or a partial position of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 was $3,592,240.
(b)	Non-income producing security.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2022 was $3,736,139.
(d)	Rate shown is the 7-day effective yield as of April 30, 2022.

Investment Abbreviations:

ETF - Exchange Traded Fund

FTSE - Financial Times Stock Exchange

The accompanying notes are an integral part of the financial statements.
Annual Report | April 30, 2022	29

Cambria Global Momentum ETF	Schedule of Investments
April 30, 2022

Transactions with affiliated companies during the period ended April 30, 2022 are as follows:

	Market Value					Market Value	Share Balance		Change in
	as of		Purchases		Sales	as of	as of April		Unrealized	Realized
Security Name	April 30, 2021	Purchases	In-Kind	Sales	In-Kind	April 30, 2022	30, 2022	Dividends	Gain (Loss)	Gain/Loss
Cambria Global Real Estate ETF	$–	$4,344,519	1,305,293	$–	$(199,735)	$4,975,645	167,024	$376,318	$(463,685)	$(10,747)
Cambria Foreign Shareholder Yield ETF	4,020,942	–	1,219,949	–	(284,566)	4,642,086	178,748	207,295	(355,517)	41,278
Cambria Value and Momentum ETF	3,875,794	3,847,545	2,568,578	–	(546,550)	10,421,504	393,710	82,867	647,096	29,041
Cambria Shareholder Yield ETF	10,330,758	–	2,002,863	(5,307,080)	(738,095)	6,221,839	102,232	228,460	(1,970,295)	1,903,688
	$18,227,494	$8,192,064	$7,096,683	$(5,307,080)	$(1,768,946)	$26,261,074	841,714	$894,940	$(2,142,401)	$1,963,260

Investments no longer affiliated as of April 30, 2022

Cambria Emerging Shareholder Yield ETF	$5,783,508	$–	$125,240	$(4,998,741)	$(252,484)	$–	–	$256,579	$(1,616,366)	$958,843
Cambria Global Value ETF	3,553,933	396,822	88,828	(3,781,160)	(174,533)	–	–	77,667	(111,153)	27,263
	$9,337,441	$396,822	$214,068	$(8,779,901)	$(427,017)	$–	–	$334,246	$(1,727,519)	$986,106

Grand Total	$27,564,935	$8,588,886	$7,310,751	$(14,086,981)	$(2,195,963)	$26,261,074	841,714	$1,229,186	$(3,869,920)	$2,949,366

As of April 30, 2022, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally

accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.
30	www.cambriafunds.com

Cambria Global Asset Allocation ETF	Schedule of Investments
April 30, 2022

Sector Weightings
Cambria Global Asset Allocation ETF
Exchange Traded Funds	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (99.71%)
Global (15.04%)
Equity ETF (15.04%)
Alpha Architect Value Momentum Trend ETF	36,992	$ 921,471
Cambria Global Real Estate ETF*	116,416	3,468,033
Cambria Global Value ETF*	124,096	2,521,469
		6,910,973

International (35.56%)
Equity ETF (15.62%)
Alpha Architect International Quantitative Momentum ETF(a)	33,280	915,932
Cambria Emerging Shareholder Yield ETF*	139,904	4,171,210
Cambria Foreign Shareholder Yield ETF*	80,352	2,086,741
		7,173,883

Fixed Income ETF (19.94%)
SPDR® FTSE International Government Inflation- Protected Bond ETF(a)	27,552	1,370,437
VanEck Emerging Markets High Yield Bond ETF	94,848	1,835,309
VanEck International High Yield Bond ETF	44,096	916,535
VanEck J. P. Morgan EM Local Currency Bond ETF	108,736	2,751,021
Vanguard® Total International Bond ETF(a)	44,992	2,286,943
		9,160,245

North America (1.01%)
Commodity ETF (1.01%)
VanEck Gold Miners ETF	13,248	463,548

	Shares	Value
United States (48.10%)
Commodity ETF (10.04%)
Graniteshares Gold Trust(b)	73,824	$1,388,630
Invesco Optimum Yield Diversified
Commodity Strategy No K-1 ETF	172,736	3,221,526
		4,610,156

Equity ETF (15.50%)
Alpha Architect US Quantitative Momentum ETF(a)	39,200	1,824,838
Cambria Shareholder Yield ETF*	56,480	3,437,373
Cambria Value and Momentum ETF*	70,240	1,859,253
		7,121,464

Fixed Income ETF (22.56%)
Schwab US TIPS Bond ETF	23,264	1,375,367
Vanguard® Intermediate-Term Corporate Bond ETF(a)	16,800	1,370,376
Vanguard® Intermediate-Term Government Bond ETF(a)	29,856	1,829,874
Vanguard® Long-Term Treasury Bond ETF(a)	24,992	1,821,417
Vanguard® Short-Term Corporate Bond ETF(a)	11,936	916,685
Vanguard® Total Bond Market ETF	40,000	3,047,600
		10,361,319

Total Exchange Traded Funds
(Cost $45,082,007)	45,801,588

The accompanying notes are an integral part of the financial statements.
Annual Report | April 30, 2022	31

Cambria Global Asset Allocation ETF	Schedule of Investments
April 30, 2022

	Shares	Value
Short-Term Investment (15.36%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(c)(d)	7,056,451	$ 7,056,451

Total Short-Term Investment (Cost $7,056,451)		7,056,451

Total Investments (115.08%) (Cost $52,138,458)		$52,858,039

Liabilities Less Other Assets (-15.08%)		(6,925,109)

Net Assets (100.00%)		$45,932,930

Percentages based on Net Assets.

*	Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor.
(a)	This security or a partial position of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 was $6,839,716.
(b)	Non-income producing security.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2022 was $7,056,451.
(d)	Rate shown is the 7-day effective yield as of April 30, 2022.

Investment Abbreviations:

ETF - Exchange Traded Funds

FTSE - Financial Times Stock Exchange

SPDR - Standard & Poor's Depository Receipt

TIPS - Treasury Inflation Protected Security

The accompanying notes are an integral part of the financial statements.
32	www.cambriafunds.com

Cambria Global Asset Allocation ETF	Schedule of Investments
April 30, 2022

Transactions with affiliated companies during the period ended April 30, 2022 are as follows:

Security Name	Market Value as of April 30, 2021	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of April 30, 2022	Share Balance as of April 30, 2022	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Cambria Emerging Shareholder Yield ETF	$5,622,843	$75,957	$168,510	$–	$(289,563)	$4,171,210	139,904	$391,456	$(1,449,745)	$43,208
Cambria Foreign Shareholder Yield ETF	2,372,077	–	73,352	(58,381)	(141,566)	2,086,741	80,352	124,364	(162,416)	3,675
Cambria Global Real Estate ETF	3,801,330	–	118,103	–	(232,142)	3,468,032	116,416	417,420	(270,665)	51,406
Cambria Global Value ETF	2,720,057	183,791	85,068	–	(160,488)	2,521,469	124,096	101,056	(305,717)	(1,243)
Cambria Shareholder Yield ETF	5,125,284	–	158,291	(1,424,050)	(318,072)	3,437,373	56,480	123,579	(810,668)	706,588
Cambria Value and Momentum ETF	2,271,007	–	72,595	(669,232)	(149,285)	1,859,253	70,240	26,286	73,309	260,859
	$21,912,598	$259,748	$675,919	$(2,151,663)	$(1,291,116)	$17,544,078	$587,488	$1,184,161	$(2,925,902)	$1,064,493

Investments no longer affiliated as of April 30, 2022

Cambria Global Tail Risk ETF*	$235,634	$–	$–	$(211,924)	$–	$–	$–	$–	$45,803	$(69,513)
	$235,634	$–	$–	$(211,924)	$–	$–	$–	$–	$45,803	$(69,513)

Grand Total	$22,148,232	$259,748	$675,919	$(2,363,587)	$(1,291,116)	$17,544,078	587,488	$1,184,161	$(2,880,099)	$994,980

*	Formerly known as Cambria Sovereign Bond ETF

As of April 30, 2022, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	33

Cambria Value and Momentum ETF	Schedule of Investments
April 30, 2022

Sector Weightings
Cambria Value and Momentum ETF
Energy	29.37%
Financials	23.77%
Materials	17.92%
Industrials	9.40%
Consumer Discretionary	8.65%
Consumer Staples	5.26%
Information Technology	1.81%
Real Estate	1.61%
Communication Services	1.30%
Health Care	0.91%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (80.89%)

Communication Services (1.06%)
Entravision Communications Corp., Class A	37,776	$195,302
IDT Corp., Class B(a)	5,160	136,637
		331,939
Consumer Discretionary (7.00%)
AutoNation, Inc.(a)	2,208	255,929
Dillard's, Inc., Class A(b)	1,152	349,989
Group 1 Automotive, Inc.	1,368	238,223
Macy's, Inc.	9,768	236,093
Movado Group, Inc.	6,864	246,898
Penske Automotive Group, Inc.	2,496	261,631
TravelCenters of America, Inc.(a)	6,984	265,462
Veritiv Corp.(a)	2,472	347,415
		2,201,640
Consumer Staples (4.26%)
Andersons, Inc.	4,872	244,721
Ingles Markets, Inc., Class A	2,472	230,193
Sanderson Farms, Inc.	1,200	227,244
SpartanNash Co.	6,648	227,893
United Natural Foods, Inc.(a)	9,532	409,209
		1,339,260
Energy (23.76%)
Antero Resources Corp.(a)	9,484	333,837
APA Corp.	5,616	229,863
Arch Resources, Inc., Class A(b)	1,536	255,560
California Resources Corp.	5,832	234,505
	Shares	Value
Energy (continued)
Centennial Resource Development, Inc., Class A(a)	46,632	$360,932
Chesapeake Energy Corp.	2,808	230,312
Chevron Corp.	1,392	218,085
Civitas Resources, Inc.	6,024	353,127
ConocoPhillips	2,232	213,201
CONSOL Energy, Inc.(a)	9,096	432,515
Continental Resources, Inc.	5,712	317,416
Earthstone Energy, Inc., Class A(a)(b)	18,456	248,971
EOG Resources, Inc.	2,880	336,269
Exxon Mobil Corp.	2,784	237,336
Marathon Oil Corp.	18,024	449,158
Matador Resources Co.	8,064	393,684
Oasis Petroleum, Inc.	2,376	315,200
Ovintiv, Inc.	7,944	406,653
Patterson-UTI Energy, Inc.	28,200	463,608
PDC Energy, Inc.	4,896	341,447
Peabody Energy Corp.(a)	9,504	215,170
Plains GP Holdings LP, Class A	19,896	222,238
SandRidge Energy, Inc.(a)	19,992	371,251
Whiting Petroleum Corp.	4,056	296,291
		7,476,629
Financials (19.22%)
Ally Financial, Inc.	4,416	176,463
American Equity Investment Life Holding Co.	5,856	220,888
American Financial Group, Inc.	1,776	245,940
American International Group, Inc.	3,720	217,657
American National Group, Inc.	1,176	221,805
Berkshire Hills Bancorp, Inc.	8,112	200,691
Cadence Bank	6,333	158,581
Capital One Financial Corp.	1,416	176,462
Comerica, Inc.	2,448	200,491
Customers Bancorp, Inc.(a)	6,624	278,672
Donnelley Financial Solutions, Inc.(a)	7,848	229,711
Encore Capital Group, Inc.(a)	4,320	249,739
First American Financial Corp.	3,312	193,123
First Horizon Corp.	10,008	223,979
First Interstate BancSystem, Inc., Class A	5,620	182,765
Hanmi Financial Corp.	10,680	247,242
HomeStreet, Inc.	5,184	210,419
Hope Bancorp, Inc.	14,088	201,458
Jefferies Financial Group, Inc.	6,144	188,989
Meta Financial Group, Inc.	5,308	231,694
Metropolitan Bank Holding Corp.(a)	2,712	241,504

The accompanying notes are an integral part of the financial statements.

34	www.cambriafunds.com

Cambria Value and Momentum ETF	Schedule of Investments
April 30, 2022

	Shares	Value
Financials (continued)
Mr Cooper Group, Inc.(a)	6,312	$283,851
Old Republic International Corp.	8,760	192,808
PacWest Bancorp	5,376	176,817
Regions Financial Corp.	10,872	225,268
Stewart Information Services Corp.	3,192	164,707
SuRo Capital Corp.	11,942	97,686
Synovus Financial Corp.	4,992	207,368
Webster Financial Corp.	4,054	202,659
		6,049,437
Health Care (0.73%)
McKesson Corp.	744	230,350

Industrials (7.60%)
ArcBest Corp.	4,344	313,463
Atkore, Inc.(a)	2,400	230,640
Atlas Air Worldwide Holdings, Inc.(a)	2,928	201,856
BlueLinx Holdings, Inc.(a)	3,072	204,810
Boise Cascade Co.	4,992	377,295
Builders FirstSource, Inc.(a)	3,000	184,710
Encore Wire Corp.	1,968	222,010
Matson, Inc.	1,920	165,159
Mueller Industries, Inc.	4,512	244,325
MYR Group, Inc.(a)	3,144	248,659
		2,392,927
Information Technology (1.46%)
HP, Inc.	7,176	262,857
Photronics, Inc.(a)	13,152	197,148
		460,005
Materials (14.50%)
AdvanSix, Inc.	7,632	339,929
Alcoa Corp.	4,248	288,015
Alpha Metallurgical Resources, Inc.(a)	2,280	352,807
Huntsman Corp.	5,856	198,343
Intrepid Potash, Inc.(a)	3,274	250,723
Louisiana-Pacific Corp.	4,008	258,596
Mosaic Co.	3,408	212,727
Nucor Corp.	2,328	360,328
Reliance Steel & Aluminum Co.	1,176	233,142
Resolute Forest Products, Inc.	22,896	319,170
Ryerson Holding Corp.	6,120	225,277
Schnitzer Steel Industries, Inc., Class A	5,496	250,783
Steel Dynamics, Inc.	3,816	327,222
TimkenSteel Corp.(a)	20,784	429,605
	Shares	Value
Materials (continued)
United States Steel Corp.	10,296	$313,925
Warrior Met Coal, Inc.	5,928	201,967
		4,562,559
Real Estate (1.30%)
Jones Lang LaSalle, Inc.(a)	912	199,482
Marcus & Millichap, Inc.	4,704	210,692
		410,174

Total Common Stocks (Cost $22,728,370)		25,454,920

	Shares	Value
Short-Term Investment (1.96%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(c)(d)	616,373	$616,373

Total Short-Term Investment
(Cost $616,373)		616,373

Total Investments (82.85%)
(Cost $23,344,743)		$26,071,293

Other Assets Less Liabilities (17.15%)		5,397,343

Net Assets (100.00%)		$31,468,636

Percentages based on Net Assets.

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 was $585,356.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2022 was $616,373.
(d)	Rate shown is the 7-day effective yield as of April 30, 2022.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	35

Cambria Value and Momentum ETF	Schedule of Investments
April 30, 2022

The open futures contracts held by the Fund as of April 30, 2022 are as follows:

Type of	Number of Contracts	Expiration	Notional	Notional	Unrealized
Contract	Short	Date	Amount	Value	Appreciation
S&P® 500®
E-Mini
Future	120	Jun-2022	$(24,765,000)	$26,035,352	$1,270,352

For the period ended April 30, 2022, the monthly average notional value of the short equity futures contracts held was $13,153,233 and the ending notional value of the futures contacts was $24,765,000.

As of April 30, 2022, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

36	www.cambriafunds.com

Cambria Global Tail Risk ETF	Schedule of Investments
April 30, 2022

Sector Weightings
Cambria Global Tail Risk ETF
Exchange Traded Funds	64.28%
Purchased Options	19.97%
Sovereign Debt	15.75%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (65.58%)
International (24.30%)
Fixed Income ETF (24.30%)
VanEck J. P. Morgan EM Local Currency Bond ETF	19,928	$504,178
Vanguard® Total International Bond ETF(a)	10,908	554,454
		1,058,632
United States (41.28%)
Fixed Income ETF (41.28%)
iShares® 7-10 Year Treasury Bond ETF(a)	8,436	867,305
iShares® TIPS Bond ETF(a)	7,688	930,787
		1,798,092

Total Exchange Traded Funds
(Cost $3,158,570)		2,856,724

	Currency	Face Amount	Value
Sovereign Debt (16.07%)
Turkey Government Bond,
8.500%, 9/14/2022	TRY	4,641,000	304,279
Colombian TES
7.000%, 5/4/2022	COP	819,000,000	206,513
7.500%, 8/26/2026	COP	812,500,000	188,973
			699,765
Total Sovereign Debt
(Cost $1,538,028)			699,765
		Notional
	Contracts	Amount	Value
Purchased Options (20.37%)
Put Options
MSCI EAFE Index-MXEA US 03/17/23
P2000
Expires 03/17/23, Strike
Price $2,000	3	$610,110	$46,680
MSCI EAFE Index-MXEA US 06/17/22
P2200
Expires 06/17/22, Strike
Price $2,200	3	610,110	62,310
MSCI EAFE Index-MXEA US 09/16/22
P2200
Expires 09/16/22, Strike
Price $2,200	5	1,016,850	111,950
MSCI EAFE Index-MXEA US 09/19/22
P2150
Expires 09/16/22, Strike
Price $2,150	3	610,110	56,430
MSCI EAFE Index-MXEA US 12/16/22
P1900
Expires 12/16/22, Strike
Price $1,900	3	610,110	30,750
MSCI EAFE Index-MXEA US 12/16/22
P2200
Expires 12/16/22, Strike
Price $2,200	6	1,220,220	147,360
MSCI Emerging Markets Index-MXEF US
03/17/23 P1000
Expires 03/16/23, Strike
Price $1,000	8	860,952	57,800
MSCI Emerging Markets Index-MXEF US
06/17/22 P1250
Expires 06/17/22, Strike
Price $1,250	3	322,857	58,485
MSCI Emerging Markets Index-MXEF US
09/16/22 P1150
Expires 09/15/22, Strike
Price $1,150	4	430,476	49,860
MSCI Emerging Markets Index-MXEF US
09/16/22 P1200
Expires 09/15/22, Strike
Price $1,200	10	1,076,190	162,550

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	37

Cambria Global Tail Risk ETF	Schedule of Investments
April 30, 2022

		Notional
	Contracts	Amount	Value
Purchased Options (continued)
MSCI Emerging Markets Index-MXEF US
12/16/22 P1200 Expires 12/15/22, Strike Price $1,200	6	$645,714	$103,200
Total Purchased Options
(Cost $552,980)			887,375

		Shares	Value
Short-Term Investment (33.54%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(b)(c)		1,461,150	$1,461,150

Total Short-Term Investment
(Cost $1,461,150)			1,461,150

Total Investments (135.57%)
(Cost $6,710,728)			$5,905,014

Liabilities Less Other Assets (-35.57%)			(1,549,172)

Net Assets (100.00%)			$4,355,842

Percentages based on Net Assets.

(a)	This security or a partial position of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 was $1,421,253.
(b)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2022 was $1,461,150.
(c)	Rate shown is the 7-day effective yield as of April 30, 2022.

Currency Abbreviations:

COP — Colombian Peso

TRY— Turkish Lira

Investment Abbreviations:

EAFE - Europe, Australasia and Far East

ETF - Exchange Traded Funds

MSCI- Morgan Stanley Capital International

MXEA- Ticker for MSCI EAFE Index

MXEF- Ticker for MSCI Emerging Markets Index

TIPS - Treasury Inflation Protected Security

Cambria Global Tail Risk ETF

	Level 1- Quoted and	Level 2- Other Significant	Level 3- Significant
	Unadjusted	Observable	Unobservable
Investments in Securities at Value	Prices	Inputs	Inputs	Total
Exchange Traded Funds	$2,856,724	$–	$–	$2,856,724
Sovereign Debt	–	699,765	–	699,765
Short-Term Investment	1,461,150	–	–	1,461,150
Total	$4,317,874	$699,765	$–	$5,017,639
Other Financial Instruments
Purchased Options	$887,375	$–	$–	$887,375
Total	$887,375	$–	$–	$887,375

As of April 30, 2022, all of the Fund's investments in securities were considered Level 1 or Level 2, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

38	www.cambriafunds.com

Cambria Emerging Shareholder Yield ETF	Schedule of Investments
April 30, 2022

Sector Weightings
Cambria Emerging Shareholder Yield ETF
Materials	27.42%
Information Technology	21.45%
Industrials	12.82%
Consumer Discretionary	11.10%
Financials	9.78%
Energy	9.50%
Other	2.92%
Utilities	1.78%
Real Estate	1.69%
Consumer Staples	0.95%
Health Care	0.59%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (97.06%)
Brazil (1.87%)
Camil Alimentos SA	496,000	$866,805
Petroleo Brasileiro SA	130,200	886,180
		1,752,985
China (21.71%)
Anhui Conch Cement Co., Ltd., Class H	124,000	677,915
Bank of Communications Co., Ltd., Class H	1,240,000	864,381
China Hongqiao Group, Ltd.	868,000	1,105,049
China Lilang, Ltd.	1,240,000	603,645
China Medical System Holdings, Ltd.	372,000	538,540
China Petroleum & Chemical Corp., ADR(a)	12,143	591,364
China Sanjiang Fine Chemicals Co., Ltd.(a)	2,356,000	480,387
China Shenhua Energy Co., Ltd., Class H	434,000	1,399,286
Fufeng Group, Ltd.	1,736,000	878,287
Greatview Aseptic Packaging Co., Ltd.	1,736,000	473,434
Greenland Hong Kong Holdings, Ltd.	2,666,000	560,584
Greentown Management Holdings Co., Ltd.(b)	2,170,000	1,650,937
Huadian Power International Corp., Ltd., Class H	2,852,000	995,856
JNBY Design, Ltd.	589,000	645,521
	Shares	Value
China (continued)
Lonking Holdings, Ltd.	2,666,000	$740,650
PetroChina Co., Ltd., Class H	1,860,000	900,726
Qingdao Port International Co., Ltd., Class H(b)	1,240,000	627,348
Shenzhen Expressway Corp., Ltd., Class H	868,000	894,879
Sinopec Shanghai Petrochemical Co., Ltd., ADR	21,276	392,117
Sinotruk Hong Kong, Ltd.	465,000	568,880
Tianneng Power International, Ltd.(a)	372,000	312,410
Xinte Energy Co., Ltd., Class H	396,800	883,913
Yankuang Energy Group Co., Ltd., Class H	992,000	2,831,757
Zhejiang Expressway Co., Ltd., Class H	868,000	717,895
		20,335,761
Colombia (0.56%)
Banco De Bogota Sa	41,230	525,740

India (15.00%)
Cosmo Films, Ltd.	54,436	1,350,637
GHCL, Ltd.	180,048	1,458,544
Gujarat Narmada Valley Fertilizers & Chemicals, Ltd.	182,280	1,973,324
HSIL, Ltd.(c)	437,968	1,829,104
Oil & Natural Gas Corp., Ltd.	546,468	1,147,016
Polyplex Corp., Ltd.	75,454	2,698,054
Redington India, Ltd.	743,132	1,488,840
Vedanta, Ltd.	394,630	2,108,083
		14,053,602

Mexico (0.94%)
Banco del Bajio SA(b)	359,600	884,616

Panama (0.32%)
BAC Holding International Corp(c)	4,034,273	301,457

Russia (–%)(d)
Alrosa PJSC(e)(f)	538,800	0
Beluga Group PJSC(e)(f)	20,340	0
Federal Grid Co. Unified Energy System PJSC(e)(f)	328,200,000	5
Gazprom Neft PJSC(e)(f)	223,200	0
Gazprom PJSC(e)(f)	423,000	0

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	39

Cambria Emerging Shareholder Yield ETF	Schedule of Investments
April 30, 2022

	Shares	Value
Russia (continued)
Inter RAO UES PJSC(e)(f)	11,040,000	$0
LUKOIL PJSC(e)(f)	17,160	0
Magnitogorsk Iron & Steel Works PJSC(e)(f)	1,560,000	0
Novolipetsk Steel PJSC(e)(f)	458,400	0
OGK-2 PJSC(e)(f)	94,200,000	2
Sberbank of Russia PJSC(e)(f)	276,600	0
Severstal PAO(e)(f)	85,200	0
Unipro PJSC(e)(f)	21,240,000	0
		7
South Africa (14.69%)
AECI, Ltd.	171,058	1,102,982
African Rainbow Minerals, Ltd.	156,984	2,603,295
Exxaro Resources, Ltd.	61,318	879,438
Investec PLC	202,864	1,207,486
Investec, Ltd.	199,392	1,214,975
Kumba Iron Ore, Ltd.	30,628	1,035,640
Motus Holdings, Ltd.	196,726	1,416,975
Nedbank Group, Ltd.	57,660	809,412
Reunert, Ltd.	355,808	992,230
Sibanye Stillwater, Ltd.	229,648	811,275
Truworths International, Ltd.	473,132	1,684,910
		13,758,618
South Korea (9.65%)
Creverse, Inc.	43,090	1,063,527
Hanmi Semiconductor Co., Ltd.	141,856	1,728,023
Iones Co., Ltd.	141,360	1,082,710
LX Semicon Co., Ltd.	7,626	807,530
Meritz Fire & Marine Insurance Co., Ltd.	39,680	1,401,121
Motonic Corp.	90,334	654,490
SSANGYONG C&E Co., Ltd.	173,973	1,148,277
TKG Huchems Co., Ltd.	64,666	1,153,279
		9,038,957
Taiwan (22.12%)
Asustek Computer, Inc.	62,000	750,929
Catcher Technology Co., Ltd.	124,000	609,998
Chenbro Micom Co., Ltd.	372,000	850,632
Chicony Electronics Co., Ltd.	310,000	867,670
CyberPower Systems, Inc.	186,000	415,219
Dimerco Express Corp.	496,000	1,750,064
Generalplus Technology, Inc.	434,000	1,010,073
Holy Stone Enterprise Co., Ltd.	310,000	1,198,962
Huaku Development Co., Ltd.	310,000	969,687
ITE Technology, Inc.	372,000	1,216,631
	Shares	Value
Taiwan (continued)
Nantex Industry Co., Ltd.	434,000	$808,353
Nishoku Technology, Inc.	310,000	916,049
O-TA Precision Industry Co., Ltd.	186,000	902,376
Radiant Opto-Electronics Corp.	248,000	862,411
Sea Sonic Electronics Co., Ltd.	372,000	685,301
Sunonwealth Electric Machine Industry Co., Ltd.	434,000	566,877
Systex Corp.	310,000	848,739
TA-I Technology Co., Ltd.	434,000	798,046
Thinking Electronic Industrial Co., Ltd.	186,000	791,946
Topco Scientific Co., Ltd.	248,000	1,409,306
Transcend Information, Inc.	310,000	747,773
Tripod Technology Corp.	248,000	1,043,307
Utechzone Co., Ltd.	248,000	705,915
		20,726,264
Thailand (0.81%)
Tisco Financial Group PLC	285,200	755,676

Turkey (9.39%)
Aksa Akrilik Kimya Sanayii AS	459,420	1,427,619
Dogus Otomotiv Servis ve Ticaret AS	308,760	1,389,064
Enerjisa Enerji AS(b)	657,758	624,168
Enka Insaat ve Sanayi AS	876,804	937,139
Eregli Demir ve Celik Fabrikalari TAS	642,506	1,452,191
Is Yatirim Menkul Degerler AS	1,267,342	1,753,150
Iskenderun Demir ve Celik AS	654,224	1,208,144
		8,791,475
Total Common Stocks

(Cost $101,881,629)		90,925,158

The accompanying notes are an integral part of the financial statements.

40	www.cambriafunds.com

Cambria Emerging Shareholder Yield ETF	Schedule of Investments
April 30, 2022

	Shares	Value
Short-Term Investment (0.82%)
Fidelity Investments Money Market
Treasury Portfolio Institutional
Class, 0.01%(g)(h)	767,755	$767,755

Total Short-Term Investment
(Cost $767,755)		767,755

Total Investments (97.88%)
(Cost $102,649,384)		$91,692,913

Other Assets Less Liabilities (2.12%)		1,987,294

Net Assets (100.00%)		$93,680,207

Percentages based on Net Assets.

(a)	This security or a partial position of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 was $697,910.
(b)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of April 30, 2022, the fair value of securities restricted under Rule 144A in the aggregate was $3,787,069, representing 4.04% of net assets.
(c)	Non-income producing security.
(d)	Less than 0.005%.
(e)	Level 3 security in accordance with fair value hierarchy.
(f)	These securities are considered to be illiquid. The aggregate value of these securities at April 30, 2022 was $7, which represent 0.00% of the Fund's Net Assets.
(g)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2022 was $767,755.
(h)	Rate shown is the 7-day effective yield as of April 30, 2022.

Investment Abbreviations:

ADR - American Depository Receipt

AS - Turkish Joint Stock Companies

PAO - Russian Public Stock Companies

PJSC - Private Joint Stock Company

PLC - Public Limited Company

SA - Brazilian Limited Liability Corporation

TAS - Turkish Joint Stock Companies

Cambria Emerging Shareholder Yield ETF

		Level 2 -
	Level 1 -	Other	Level 3 -
	Quoted and	Significant	Significant
Investments in Securities at	Unadjusted	Observable	Unobservable
Value	Prices	Inputs	Inputs	Total
Common Stocks	$90,925,151	$–	$7	$90,925,158
Short-Term Investment	767,755	–	–	767,755
Total	$91,692,906	$–	$7	$91,692,913

The Fund considers transfers to Level 3 at the ending of the reporting period, which is $0 at the end of the reporting period. Change in unrealized appreciation/depreciation on Level 3 holding as of April 30, 2022 is ($15,331,525).

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	41

Cambria Tail Risk ETF	Schedule of Investments
April 30, 2022

Sector Weightings
Cambria Tail Risk ETF
U.S. Treasury Obligations	86.42%
Purchased Options	13.58%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Face Amount	Value
U.S. Treasury Obligations (82.87%)
U.S. Treasury Bond 0.625%, 5/15/2030	$372,840,000	$311,991,393
United States Treasury Inflation Indexed Bonds 0.125%, 7/15/2030	22,737,657	23,134,452
		335,125,845
Total U.S. Treasury Obligations
(Cost $373,467,411)		335,125,845

		Notional
	Contracts	Amount	Value
Purchased Options (13.02%)
Put Options
S&P 500® Index
Expires 06/16/22, Strike Price $4,100	111	$45,864,423	$1,655,010
Expires 09/15/22, Strike Price $4,100	507	209,488,851	12,416,430
Expires 12/15/22, Strike Price $4,200	384	158,666,112	13,159,680
Expires 03/16/23, Strike Price $4,400	343	141,725,199	16,069,550
Expires 06/15/23, Strike Price $4,000	103	42,558,879	3,458,740
		Notional
	Contracts	Amount	Value
Purchased Options (continued)
Expires 06/15/23, Strike Price $4,100	159	$65,697,687	$5,907,645

Total Purchased Options
(Cost $44,877,029)			52,667,055

Total Investments (95.89%)
(Cost $418,344,440)			$387,792,900

Other Assets Less Liabilities (4.11%)			16,629,332

Net Assets (100.00%)			$404,422,232

Percentages based on Net Assets.

Cambria Tail Risk ETF
Investments in Securities at Value	Level 1 - Quoted and Unadjusted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Treasury Obligations	$–	$335,125,845	$–	$335,125,845
Total	$–	$335,125,845	$–	$335,125,845
Other Financial Instruments
Purchased Options	$52,667,055	$–	$–	$52,667,055
Total	$52,667,055	$–	$–	$52,667,055

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

42	www.cambriafunds.com

Cambria Trinity ETF	Schedule of Investments
April 30, 2022

Sector Weightings
Cambria Trinity ETF
Exchange Traded Funds	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Exchange Traded Funds (98.53%)
Global (18.25%)
Alternative ETF (1.16%)
iMGP DBi Managed Futures Strategy ETF	18,746	$592,749

Commodity ETF (3.24%)
iShares® Global Energy ETF	46,474	1,648,897

Equity ETF (13.85%)
Alpha Architect Value Momentum Trend ETF	37,295	929,018
Cambria Global Real Estate ETF*(a)	90,118	2,684,615
Cambria Global Value ETF*	98,317	1,997,674
FlexShares Global Upstream Natural Resources Index Fund	32,414	1,448,258
		7,059,565
International (15.20%)
Equity ETF (10.50%)
Cambria Emerging Shareholder Yield ETF*	60,078	1,791,214
Cambria Foreign Shareholder Yield ETF*	136,999	3,557,864
		5,349,078
Fixed Income ETF (4.70%)
SPDR® FTSE International Government Inflation-Protected Bond ETF(a)	17,936	892,137
VanEck J. P. Morgan EM Local Currency Bond ETF	59,432	1,503,629
		2,395,766
North America (8.87%)
Commodity ETF (4.76%)
Invesco DB Precious Metals Fund(b)	22,230	1,110,166

	Shares	Value
Commodity ETF (continued)
VanEck Gold Miners ETF	37,544	$1,313,664
		2,423,830
Equity ETF (4.11%)
iShares® Residential and Multisector Real Estate ETF	13,072	1,181,970
Invesco DB Agriculture Fund(b)	41,382	913,301
		2,095,271
United States (56.21%)
Alternative ETF (6.30%)
First Trust Managed Futures Strategy Fund(a)	28,929	1,479,429
WisdomTree Managed Futures Strategy Fund(a)	48,664	1,730,005
		3,209,434
Commodity ETF (15.53%)
Graniteshares Gold Trust(a)(b)	51,862	975,524
Invesco DB Base Metals Fund(b)	67,070	1,594,254
Invesco DB Energy Fund(b)	73,302	1,861,138
Invesco Optimum Yield Diversified Commodity Strategy No K-1 ETF	186,848	3,484,715
		7,915,631
Equity ETF (21.09%)
Cambria Shareholder Yield ETF*	68,172	4,148,948
Cambria Value and Momentum ETF*(a)	249,299	6,598,945
		10,747,893
Fixed Income ETF (13.29%)
Schwab US TIPS Bond ETF(a)	14,633	865,103
Vanguard® Intermediate-Term Government Bond ETF(a)	59,508	3,647,245
Vanguard® Total Bond Market ETF	29,620	2,256,748
		6,769,096
Total Exchange Traded Funds
(Cost $48,030,747)		50,207,210

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	43

Cambria Trinity ETF	Schedule of Investments
April 30, 2022

	Shares	Value
Short-Term Investment (9.03%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(c)(d)	4,603,860	$4,603,860

Total Short-Term Investment
(Cost $4,603,860)		4,603,860

Total Investments (107.56%)
(Cost $52,634,607)		$54,811,070
Liabilities Less Other Assets (-7.56%)
		(3,853,536)
Net Assets (100.00%)
		$50,957,534

Percentages based on Net Assets.

*	Affiliated investment is a registered investment company which is managed by Cambria Investment Management, L.P. (the “Investment Adviser”) or an affiliate of the Investment Adviser or which is distributed by an affiliate of the Fund’s distributor.
(a)	This security or a partial position of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 was $4,483,664.
(b)	Non-income producing security.
(c)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2022 was $4,603,860.
(d)	Rate shown is the 7-day effective yield as of April 30, 2022.

Investment Abbreviations:

ETF - Exchange Traded Funds

FTSE - Financial Times Stock Exchange

SPDR - Standard & Poor's Depository Receipt

TIPS - Treasury Inflation Protected Security

The accompanying notes are an integral part of the financial statements.

44	www.cambriafunds.com

Cambria Trinity ETF	Schedule of Investments
April 30, 2022

Transactions with affiliated companies during the period ended April 30, 2022 are as follows:

Security Name	Market Value as of April 30, 2021	Purchases	Purchases In-Kind	Sales	Sales In-Kind	Market Value as of April 30, 2022	Share Balance as of April 30, 2022	Dividends	Change in Unrealized Gain (Loss)	Realized Gain/Loss
Cambria Foreign Shareholder Yield ETF	$3,213,038	$–	$783,819	$–	$(193,256)	$3,557,864	136,999	$172,920	$(272,093)	$26,356
Cambria Global Real Estate ETF	1,490,084	980,892	569,959	–	(153,944)	2,684,615	90,118	254,105	(229,851)	27,475
Cambria Value and Momentum ETF	3,689,825	1,282,515	1,362,411	–	(328,630)	6,598,945	249,299	57,454	529,056	63,768
Cambria Shareholder Yield ETF	5,459,364	–	1,152,112	(2,039,473)	(346,165)	4,148,948	68,172	129,625	(922,490)	845,600
Cambria Global Value ETF	2,586,481	–	499,775	(720,837)	(116,726)	1,997,674	98,317	88,290	(201,781)	(49,238)
Cambria Emerging Shareholder Yield ETF	3,257,557	–	494,761	(1,174,940)	(111,511)	1,791,214	60,078	200,046	(807,593)	132,940
	$19,696,349	$2,263,407	$4,862,837	$(3,935,250)	$(1,250,232)	$20,779,260	702,983	$902,440	$(1,904,752)	$1,046,901

As of April 30, 2022, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally

accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	45

Cambria Cannabis ETF	Schedule of Investments

April 30, 2022

Country Composition (April 30, 2022)

United States	57.22%
Canada	18.64%
Great Britain	10.04%
Ireland	6.06%
Israel	1.94%
93.90%

Percentages are based upon corporate bonds, U.S. Treasury obligations, common stocks, preferred stocks and convertible preferred stocks as a percentage of net assets.

Sector Weightings

Cambria Cannabis ETF

Consumer Staples	47.57%
Health Care	27.15%
Materials	8.95%
Real Estate	6.35%
Industrials	4.68%
Consumer Discretionary	2.92%
Information Technology	2.38%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (93.90%)
Consumer Discretionary (2.74%)
Greenlane Holdings, Inc., Class A(a)(b)	656,400	$226,458
GrowGeneration Corp.(a)(b)	53,400	315,594
		542,052
Consumer Staples (44.67%)
Altria Group, Inc.	20,000	1,111,400
British American Tobacco PLC	25,160	1,060,488
Constellation Brands, Inc., Class A	8,040	1,978,564
Imperial Brands PLC	44,240	926,789
Neptune Wellness Solutions, Inc.(a)(b)	762,840	128,920
NewAge, Inc.(a)(b)	637,680	252,521
Philip Morris International, Inc.	10,200	1,020,000
Turning Point Brands, Inc.	28,080	881,431
Universal Corp.	15,040	870,064

	Shares	Value
Consumer Staples (continued)
Village Farms International, Inc.(a)(b)	140,320	$604,779
		8,834,956
Health Care (25.50%)
Aurora Cannabis, Inc.(a)(b)	109,800	332,694
Canopy Growth Corp.(a)(b)	70,400	401,984
cbdMD, Inc.(a)(b)	232,040	148,505
Charlottes Web Holdings, Inc.(a)(b)	413,400	360,416
Cronos Group, Inc.(a)(b)	130,120	392,962
HEXO Corp.(a)(b)	113,659	46,896
Intercure, Ltd.(a)	66,280	383,761
Jazz Pharmaceuticals PLC(a)	7,480	1,198,446
MediPharm Labs Corp.(a)	616,080	57,548
Organigram Holdings, Inc.(a)	329,200	466,387
Tilray Brands, Inc.(a)(b)	206,320	1,027,474
Valens Co., Inc.(a)(b)	232,280	226,015
		5,043,088
Industrials (4.39%)
Agrify Corp.(a)(b)	91,960	265,765
Hydrofarm Holdings Group, Inc.(a)	30,360	289,938
Urban-Gro, Inc.(a)	43,120	313,482
		869,185
Information Technology (2.23%)
WM Technology, Inc.(a)(b)	76,160	441,728

Materials (8.41%)
Scotts Miracle-Gro Co.	16,000	1,662,880

Real Estate (5.96%)
Innovative Industrial Properties, Inc.	8,160	1,179,854

Total Common Stocks
(Cost $34,701,939)		18,573,743

The accompanying notes are an integral part of the financial statements.

46	www.cambriafunds.com

Cambria Cannabis ETF	Schedule of Investments

April 30, 2022

	Shares	Value
Short-Term Investment (24.67%)
Fidelity Investments Money Market Treasury Portfolio Institutional Class, 0.01%(c)(d)(e)	4,878,938	$4,878,938
Total Short-Term Investment
(Cost $4,878,938)		4,878,938

Total Investments (118.57%)
(Cost $39,580,877)		$23,452,681

Liabilities Less Other Assets (-18.57%)		(3,672,641)

Net Assets (100.00%)		$19,780,040

Percentages based on Net Assets.

(a)	Non-income producing security.
(b)	This security or a partial position of this security is on loan at April 30, 2022. The total value of securities on loan at April 30, 2022 was $3,153,390.
(c)	To obtain a copy of the fund's shareholder report, please go to the Securities and Exchange Commission's website at www.sec.gov.
(d)	This security was purchased with cash collateral held from securities on loan. The total value of such securities as of April 30, 2022 was $4,878,938.
(e)	Rate shown is the 7-day effective yield as of April 30, 2022.

Investment Abbreviations:

ADR - American Depository Receipt

PLC - Public Limited Company

As of April 30, 2022, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	47

Cambria Global Real Estate ETF	Schedule of Investments
April 30, 2022

Sector Weightings
Cambria Global Real Estate ETF
Real Estate	100.00%
100.00%

Percentages based on total investments, excluding investments purchased with collateral from securities loaned.

	Shares	Value
Common Stocks (99.26%)(a)
Australia (2.71%)
Arena REIT	90,912	$311,534
Growthpoint Properties Australia, Ltd.	107,024	334,230
		645,764
Canada (12.21%)
Artis Real Estate Investment Trust	35,200	359,220
Boardwalk Real Estate Investment Trust	8,000	351,037
BTB Real Estate Investment Trust	99,200	321,233
City Office REIT, Inc.	17,600	261,184
H&R Real Estate Investment Trust	32,000	318,344
Nexus Industrial REIT	1,900	18,946
Plaza Retail REIT	86,400	322,155
RioCan Real Estate Investment Trust	17,600	328,805
Slate Office REIT	80,000	313,237
SmartCentres Real Estate Investment Trust	12,800	311,767
		2,905,928
Great Britain (4.02%)

AEW UK REIT PLC(b)	210,752	337,623
Safestore Holdings PLC	19,648	311,300
Standard Life Investment Property Income Trust, Ltd.	296,480	307,195
		956,118
Guernsey (1.45%)
BMO Commercial Property Trust, Ltd.	233,104	346,464

Hong Kong (2.28%)
Prosperity REIT	784,000	268,760
Sunlight Real Estate Investment Trust	560,000	274,755
		543,515

	Shares	Value

Israel (1.36%)
Reit 1, Ltd.	49,936	$322,737

Mexico (1.41%)
Concentradora Fibra Danhos SA de CV	299,200	335,906

Netherlands (1.58%)
Eurocommercial Properties NV	15,408	376,134

Singapore (3.78%)
AIMS APAC REIT	296,000	303,930
Sasseur Real Estate Investment Trust(b)(c)	508,800	307,204
SPH REIT	424,000	289,729
		900,863
South Africa (7.77%)
Fairvest, Ltd., Class B	1,228,784	266,104
Fortress REIT, Ltd., Class B(c)	1,482,848	307,978
Hyprop Investments, Ltd.	141,616	324,616
Resilient REIT, Ltd.	86,560	317,683
SA Corporate Real Estate, Ltd.	2,246,720	320,096
Vukile Property Fund, Ltd.	367,904	313,333
		1,849,810
Thailand (0.96%)
Hemaraj Leasehold REIT	925,700	229,736

Turkey (1.56%)
Yeni Gimat Gayrimenkul Ortakligi AS	246,096	371,591

United States (58.17%)
Agree Realty Corp.	4,800	326,016
American Homes 4 Rent, Class A	8,000	316,880
AvalonBay Communities, Inc.	1,600	363,968
Bluerock Residential Growth REIT, Inc.	20,800	553,488
Brandywine Realty Trust	22,400	261,408
Brixmor Property Group, Inc.	12,800	324,864
Broadstone Net Lease, Inc.	12,800	264,832
Camden Property Trust	1,600	251,024
Cedar Realty Trust, Inc.	14,400	408,672
Cousins Properties, Inc.	8,000	287,200
CTO Realty Growth, Inc.	4,800	306,096
Duke Realty Corp.	4,800	262,800

The accompanying notes are an integral part of the financial statements.

48	www.cambriafunds.com

Cambria Global Real Estate ETF	Schedule of Investments
April 30, 2022

	Shares	Value
United States (continued)
Equity Residential	3,200	$260,800
Extra Space Storage, Inc.	1,600	304,000
First Industrial Realty Trust, Inc.	4,800	278,400
Franklin Street Properties Corp.	56,000	288,960
Gladstone Commercial Corp.	14,400	302,976
Highwoods Properties, Inc.	6,400	261,376
Industrial Logistics Properties Trust	12,800	206,848
Kimco Realty Corp.	12,800	324,224
Life Storage, Inc.	1,600	211,984
LXP Industrial Trust	20,800	261,040
Mid-America Apartment Communities, Inc.	1,600	314,688
National Retail Properties, Inc.	6,400	280,576
National Storage Affiliates Trust	4,800	271,680
Necessity Retail REIT, Inc.	36,800	274,896
One Liberty Properties, Inc.	9,600	275,040
Orion Office REIT, Inc.	1	8
Paramount Group, Inc.	35,200	334,752
Piedmont Office Realty Trust, Inc., Class A	16,000	257,600
Plymouth Industrial REIT, Inc.	9,600	231,552
Preferred Apartment Communities, Inc.	22,400	557,312
PS Business Parks, Inc.	1,600	299,520
Public Storage	1,600	594,400
Regency Centers Corp.	4,800	330,384
Retail Opportunity Investments Corp.	16,000	298,080
Retail Value, Inc.	49,600	155,744
Rexford Industrial Realty, Inc.	4,800	374,592
RPT Realty	22,400	297,696
Saul Centers, Inc.	6,400	330,304
SITE Centers Corp.	19,200	305,280
Spirit Realty Capital, Inc.	6,400	278,080
STAG Industrial, Inc.	6,400	238,848
Urstadt Biddle Properties, Inc., Class A	16,000	277,600
VICI Properties, Inc.	11,200	333,872
Washington Real Estate Investment Trust	12,800	308,352
		13,848,712
Total Common Stocks
(Cost $23,382,420)		23,633,278

	Shares	Value
United States (continued)

Total Investments (99.26%)
(Cost $23,382,420)		$23,633,278

Other Assets Less Liabilities (0.74%)		175,269

Net Assets (100.00%)		$23,808,547

Percentages based on Net Assets.

(a)	Real Estate Investment Trust.
(b)	Securities exempt from registration under the Securities Act, and may be deemed to be "restricted securities" under the Securities Act. As of April 30, 2022, the aggregate market value of those securities was $644,827 representing 2.71% of the Fund's net assets.
(c)	Non-income producing security.

Investment Abbreviations:

AS- Turkish Joint Stock Companies

NV- Dutch Public Limited Liability Companies
PLC- Public Limited Company

REIT- Real Estate Investment Trust

SA de CV- Mexican Public Limited Company with Variable Capital

As of April 30, 2022, all of the Fund's investments in securities were considered Level 1, in accordance with the authoritative guidance on fair value measurements and disclosure under U.S. generally accepted accounting principles.

Please see Note 2 in Notes to Financial Statements for further information regarding fair value measurements.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	49

Cambria ETF Trust	Statements of Assets and Liabilities
April 30, 2022

	Cambria Shareholder	Cambria Foreign Shareholder Yield	Cambria Global	Cambria Global
	Yield ETF	ETF	Value ETF	Momentum ETF
Assets
Unaffiliated Investments at Value*	$532,693,341	$66,678,438	$92,736,868	$59,005,982
Affiliated Investments at Value	–	–	9,137,885	26,261,074
Foreign Currency at Value	–	217,482	420,256	–
Cash and cash equivalents	10,371,831	469,398	2,531,892	45,638
Receivable from authorized participant	–	282,008	–	–
Segregated cash balances with authorized participants for deposit securities	–	341,055	–	–
Dividends receivable, Net	279,510	550,938	606,443	–
Reclaims receivable	15,322	188,013	254,258	–
Receivable for capital shares sold	–	–	–	1,594,787
Other assets	3,202	3,704	1,944	22,474
Total Assets	543,363,206	68,731,036	105,689,546	86,929,955

Liabilities
Payable for collateral upon return of securities loaned	28,574,597	1,602,264	2,995,971	3,736,139
Payable for collateral upon return of deposit securities	–	341,055	–	–
Unrealized Depreciation on Foreign Currency Spot Contracts	–	–	–	–
Payable to authorized participant	–	–	204,512	–
Payable for investments purchased	–	–	–	1,593,041
Due to broker for purchased options	–	–	–	–
Payable due to investment adviser	254,215	32,744	52,102	38,215
Custodian fees payable	–	–	50,630	–
Other liabilities	–	–	–	–
Total Liabilities	28,828,812	1,976,063	3,303,215	5,367,395

Net Assets	$514,534,394	$66,754,973	$102,386,331	$81,562,560

Net Assets Consists of
Paid-in Capital	$522,443,018	$70,613,972	$139,472,967	$76,620,558
Total Distributable Earnings/(Loss)	(7,908,624)	(3,858,999)	(37,086,636)	4,942,002

Net Assets	$514,534,394	$66,754,973	$102,386,331	$81,562,560

Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	8,450,000	2,550,010	5,000,010	2,600,001
Net Asset Value, Offering and Redemption Price Per Share	$60.89	$26.18	$20.48	$31.37

Unaffiliated Investments at Cost	$543,898,307	$68,601,990	$106,671,793	$53,392,098
Affiliated Investments at Cost	$–	$–	$6,564,167	$24,150,356
Cost of Foreign Currency	$–	$221,046	$418,896	$–
*Includes value of securities on loan	$27,074,248	$1,529,051	$2,829,911	$3,592,240

The accompanying notes are an integral part of the financial statements.

50	www.cambriafunds.com

Cambria ETF Trust	Statements of Assets and Liabilities
April 30, 2022

	Cambria Global	Cambria Value and	Cambria Global Tail	Cambria Emerging Shareholder Yield
	Asset Allocation ETF	Momentum ETF	Risk ETF	ETF
Assets
Unaffiliated Investments at Value*	$35,313,961	$26,071,293	$5,905,014	$91,692,913
Affiliated Investments at Value	17,544,078	–	–	–
Foreign Currency at Value	–	–	28,654	123,762
Cash and cash equivalents	–	1,431,490	–	3,107,017
Cash at Broker for futures contracts	–	3,577,466	–	–
Cash at Broker for options contracts	–	–	102,602	–
Dividends receivable, Net	–	10,202	–	185,043
Variation Margin Receivable	–	750,438	–	–
Reclaims receivable	–	–	5,164	1,088
Receivable for capital shares sold	–	1,311,209	–	–
Receivable for investments sold	4,036,916	–	–	–
Interest receivable	–	–	26,980	–
Other assets	25,591	7,553	78	1,320
Total Assets	56,920,546	33,159,651	6,068,492	95,111,143

Liabilities
Payable for collateral upon return of securities loaned	7,056,451	616,373	1,461,150	767,755
Unrealized Depreciation on Foreign Currency Spot Contracts	–	–	–	–
Payable for investments purchased	3,867,479	1,060,542	–	–
Due to broker for purchased options	–	–	–	–
Deferred foreign capital gains tax payable	–	–	–	592,296
Payable due to investment adviser	–	14,100	2,532	47,015
Custodian fees payable	–	–	–	23,870
Other liabilities	63,686	–	248,968	–
Total Liabilities	10,987,616	1,691,015	1,712,650	1,430,936

Net Assets	$45,932,930	$31,468,636	$4,355,842	$93,680,207

Net Assets Consists of
Paid-in Capital	$44,981,140	$36,308,990	$5,846,539	$103,792,782
Total Distributable Earnings/(Loss)	951,790	(4,840,354)	(1,490,697)	(10,112,575)

Net Assets	$45,932,930	$31,468,636	$4,355,842	$93,680,207

Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	1,600,001	1,200,004	200,000	3,100,004
Net Asset Value, Offering and Redemption Price Per Share	$28.71	$26.22	$21.78	$30.22

Unaffiliated Investments at Cost	$35,965,590	$23,344,743	$6,710,728	$102,649,384
Affiliated Investments at Cost	$16,172,868	$–	$–	$–
Cost of Foreign Currency	$–	$–	$34,192	$131,036
*Includes value of securities on loan	$6,839,716	$585,356	$1,421,253	$697,910

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	51

Cambria ETF Trust	Statements of Assets and Liabilities
April 30, 2022

	Cambria Tail Risk		Cambria Cannabis	Cambria Global Real
	ETF	Cambria Trinity ETF	ETF	Estate ETF
Assets
Unaffiliated Investments at Value*	$387,792,900	$34,031,810	$23,452,681	$23,633,278
Affiliated Investments at Value	–	20,779,260	–	–
Foreign Currency at Value	–	–	32,870	75,232
Cash and cash equivalents	16,478,352	731,769	1,142,107	47,720
Dividends receivable, Net	–	–	28,958	38,902
Reclaims receivable	–	–	–	11,747
Receivable for capital shares sold	6,768,457	–	–	–
Interest receivable	1,083,436	–	–	–
Other assets	–	18,555	9,780	13,615
Total Assets	412,123,145	55,561,394	24,666,396	23,820,494

Liabilities
Payable for collateral upon return of securities loaned	–	4,603,860	4,878,938	–
Unrealized Depreciation on Foreign Currency Spot Contracts	–	–	–	–
Payable for investments purchased	6,485,093	–	–	–
Due to broker for purchased options	1,039,007	–	–	–
Payable due to investment adviser	173,626	–	7,418	11,947
Other liabilities	3,187	–	–	–
Total Liabilities	7,700,913	4,603,860	4,886,356	11,947

Net Assets	$404,422,232	$50,957,534	$19,780,040	$23,808,547

Net Assets Consists of
Paid-in Capital	$506,012,906	$48,761,473	$37,844,734	$23,763,038
Total Distributable Earnings/(Loss)	(101,590,674)	2,196,061	(18,064,694)	45,509

Net Assets	$404,422,232	$50,957,534	$19,780,040	$23,808,547

Outstanding Shares of Beneficial Interest (Unlimited Authorization - No Par Value)	23,900,002	1,900,002	2,000,002	800,002
Net Asset Value, Offering and Redemption Price Per Share	$16.92	$26.82	$9.89	$29.76

Unaffiliated Investments at Cost	$418,344,440	$33,301,171	$39,580,877	$23,382,420
Affiliated Investments at Cost	$–	$19,333,436	$–	$–
Cost of Foreign Currency	$–	$–	$34,339	$78,446
*Includes value of securities on loan	$–	$4,483,664	$3,153,390	$–

The accompanying notes are an integral part of the financial statements.

52	www.cambriafunds.com

Cambria ETF Trust	Statements of Operations
For the Year Ended April 30, 2022

		Cambria Foreign
	Cambria Shareholder	Shareholder Yield	Cambria Global	Cambria Global
	Yield ETF	ETF	Value ETF	Momentum ETF
Investment Income:
Dividend Income from Unaffiliated Investments	$8,852,735	$2,528,432	$6,884,369	$1,773,068
Dividend Income from Affiliated Investments	–	–	93,172	1,229,186
Income from Securities Lending	20,883	20,139	42,952	67,359
Less: Foreign Taxes Withheld	–	(180,145)	(1,105,209)	–
Total Investment Income	8,873,618	2,368,426	5,915,284	3,069,613

Expenses:
Management Fees	2,150,027	265,155	719,120	378,641
Custodian Fees	–	–	87,500	–
Total Expenses	2,150,027	265,155	806,620	378,641
Net Expenses	2,150,027	265,155	806,620	378,641
Net Investment Income	6,723,591	2,103,271	5,108,664	2,690,972

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gain on Unaffiliated Investments(a)	24,008,520	3,912,779	2,188,999	5,222,680
Net Realized Gain on Affiliated Investments(a)	–	–	280,072	2,949,366
Net Realized Loss on Foreign Currency Transactions	–	(77,817)	(332,086)	–
Net Change in Unrealized Depreciation on Unaffiliated Investments	(45,323,782)	(7,425,477)	(16,949,547)	(1,280,799)
Net Change in Unrealized Appreciation/(Depreciation) on Affiliated Investments	–	–	1,139,788	(3,869,920)
Net Change in Unrealized Depreciation on Foreign Currency Translation	(390)	(50,342)	(41,369)	–
Net Realized and Unrealized Gain/(Loss) on Investments	(21,315,652)	(3,640,857)	(13,714,143)	3,021,327
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(14,592,061)	$(1,537,586)	$(8,605,479)	$5,712,299

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	53

Cambria ETF Trust	Statements of Operations
For the Year Ended April 30, 2022

				Cambria Emerging
	Cambria Global	Cambria Value and	Cambria Global Tail	Shareholder Yield
	Asset Allocation ETF	Momentum ETF	Risk ETF	ETF
Investment Income:
Dividend Income from Unaffiliated Investments	$2,059,564	$383,309	$135,538	$5,458,858
Dividend Income from Affiliated Investments	1,184,161	–	–	–
Interest Income	–	–	95,119	–
Income from Securities Lending	56,806	3,410	1,034	21,718
Less: Foreign Taxes Withheld	–	–	(1,380)	(730,832)
Total Investment Income	3,300,531	386,719	230,311	4,749,744

Expenses:
Management Fees	–	141,841	36,017	485,218
Custodian Fees	–	–	–	38,086
Total Expenses	–	141,841	36,017	523,304
Net Expenses	–	141,841	36,017	523,304
Net Investment Income	3,300,531	244,878	194,294	4,226,440

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gain/(Loss) on Unaffiliated Investments(a)	394,084	4,036,459	(61,627)	5,058,295
Net Realized Gain on Affiliated Investments(a)	994,980	–	–	–
Net Realized Loss on Purchased Options	–	–	(623,908)	–
Net Realized Loss on Futures Contracts	–	(1,620,324)	–	–
Net Realized Loss on Foreign Currency Transactions	–	–	(5,220)	(335,746)
Net Change in Unrealized Depreciation on Unaffiliated Investments	(3,185,914)	(1,502,292)	(603,618)	(26,176,753)
Net Change in Unrealized Depreciation on Affiliated Investments	(2,880,099)	–	–	–
Net Change in Unrealized Appreciation on Purchased Options	–	–	605,488	–
Net Change in Unrealized Appreciation on Futures Contracts	–	1,575,272	–	–
Net Change in Unrealized Depreciation on Foreign Currency Translation	–	–	(8,332)	(12,418)
Change in Accumulated Foreign Capital Gains Tax on Appreciated Securities	–	–	–	(487,315)
Net Realized and Unrealized Gain/(Loss) on Investments	(4,676,949)	2,489,115	(697,217)	(21,953,937)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(1,376,418)	$2,733,993	$(502,923)	$(17,727,497)

The accompanying notes are an integral part of the financial statements.

54	www.cambriafunds.com

Cambria ETF Trust	Statements of Operations
For the Year Ended April 30, 2022

	Cambria Tail Risk ETF	Cambria Trinity ETF	Cambria Cannabis ETF	Cambria Global Real Estate ETF
Investment Income:
Dividend Income from Unaffiliated Investments	$–	$1,733,165	$492,648	$735,878
Dividend Income from Affiliated Investments	–	902,440	–	–
Interest Income	3,022,996	–	–	–
Income from Securities Lending	–	39,906	158,718	2,702
Less: Foreign Taxes Withheld	–	–	–	(58,353)
Other Income	1,358,654	–	–	–
Total Investment Income	4,381,650	2,675,511	651,366	680,227

Expenses:
Management Fees	2,014,320	–	170,541	111,800
Total Expenses	2,014,320	–	170,541	111,800
Waiver of Management Fees	–	–	(49,139)	–
Net Expenses	2,014,320	–	121,402	111,800
Net Investment Income	2,367,330	2,675,511	529,964	568,427

Net Realized and Unrealized Gains/(Losses) on Investments:
Net Realized Gain/(Loss) on Unaffiliated Investments(a)	(11,074,891)	1,386,877	1,268,445	1,171,151
Net Realized Gain on Affiliated Investments(a)	–	1,046,901	–	–
Net Realized Loss on Purchased Options	(19,369,215)	–	–	–
Net Realized Loss on Foreign Currency Transactions	–	–	(9,442)	(125,068)
Net Change in Unrealized Depreciation on Unaffiliated Investments	(21,918,857)	(1,582,062)	(19,371,844)	(1,199,398)
Net Change in Unrealized Depreciation on Affiliated Investments	–	(1,904,752)	–	–
Net Change in Unrealized Appreciation on Purchased Options	11,591,166	–	–	–
Net Change in Unrealized Depreciation on Foreign Currency Translation	–	–	(2,255)	(5,219)
Net Realized and Unrealized (Loss) on Investments	(40,771,797)	(1,053,036)	(18,115,096)	(158,534)
Net Increase/(Decrease) in Net Assets Resulting From Operations	$(38,404,467)	$1,622,475	$(17,585,132)	$409,893

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	55

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Shareholder Yield ETF		Cambria Foreign Shareholder Yield ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021
Operations
Net investment Income	$6,723,591	$1,955,149	$2,103,271	$732,707
Net realized Gain/(Loss) on Investments(a)	24,008,520	20,935,359	3,912,779	(2,026,188)
Net realized Gain/(Loss) on Foreign Currency Transactions	–	385	(77,817)	(20,864)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(45,323,782)	46,816,825	(7,425,477)	11,522,810
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	(390)	2,185	(50,342)	14,724
Net increase/(decrease) in net assets resulting from operations	(14,592,061)	69,709,903	(1,537,586)	10,223,189

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(8,265,061)	(1,860,874)	(2,195,125)	(817,590)
Net decrease from distributions	(8,265,061)	(1,860,874)	(2,195,125)	(817,590)

Capital Share Transactions
Issued	352,298,119	223,169,361	41,439,595	6,093,530
Redeemed	(92,929,771)	(74,122,174)	(1,367,461)	(2,945,840)
Increase in Net Assets from Capital Share Transactions	259,368,348	149,047,187	40,072,134	3,147,690
Total Net Increase in Net Assets	236,511,226	216,896,216	36,339,423	12,553,289

Net Assets
Beginning of Year	278,023,168	61,126,952	30,415,550	17,862,261
End of Year	$514,534,394	$278,023,168	$66,754,973	$30,415,550

Share Transactions:
Issued	5,500,000	3,800,000	1,500,000	250,000
Redeemed	(1,500,000)	(1,400,000)	(50,000)	(150,000)
Net increase in Shares Outstanding from Share Transactions	4,000,000	2,400,000	1,450,000	100,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

56	www.cambriafunds.com

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Global Value ETF		Cambria Global Momentum ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021
Operations
Net investment Income	$5,108,664	$2,893,138	$2,690,972	$753,531
Net realized Gain/(Loss) on Investments(a)	2,469,071	(2,644,970)	8,172,046	5,581,107
Net realized Loss on Foreign Currency Transactions	(332,086)	(19,096)	–	–
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(15,809,759)	36,434,399	(5,150,719)	10,801,172
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	(41,369)	47,728	–	–
Net increase/(decrease) in net assets resulting from operations	(8,605,479)	36,711,199	5,712,299	17,135,810

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(4,429,824)	(2,069,920)	(2,629,099)	(736,098)
Return of capital	–	–	(137,036)	(62,066)
Net decrease from distributions	(4,429,824)	(2,069,920)	(2,766,135)	(798,164)

Capital Share Transactions
Issued	4,834,036	4,441,041	20,685,690	–
Redeemed	(12,262,971)	(12,819,220)	(4,502,967)	(32,352,992)
Increase/(Decrease) in Net Assets from Capital Share Transactions	(7,428,935)	(8,378,179)	16,182,723	(32,352,992)
Total Net Increase/(Decrease) in Net Assets	(20,464,238)	26,263,100	19,128,887	(16,015,346)

Net Assets
Beginning of Year	122,850,569	96,587,469	62,433,673	78,449,019
End of Year	$102,386,331	$122,850,569	$81,562,560	$62,433,673

Share Transactions:
Issued	200,000	200,000	650,000	–
Redeemed	(550,000)	(750,000)	(150,000)	(1,300,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	(350,000)	(550,000)	500,000	(1,300,000)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	57

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Global Asset Allocation ETF		Cambria Value and Momentum ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021
Operations
Net investment Income	$3,300,531	$1,020,266	$244,878	$88,307
Net realized Gain/(Loss) on Investments(a)	1,389,064	130,227	2,416,135	(857,281)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(6,066,013)	12,818,022	72,980	5,049,206
Net increase/(decrease) in net assets resulting from operations	(1,376,418)	13,968,515	2,733,993	4,280,232

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(3,290,869)	(1,293,079)	(252,960)	(129,877)
Net decrease from distributions	(3,290,869)	(1,293,079)	(252,960)	(129,877)

Capital Share Transactions
Issued	1,598,155	–	12,729,952	5,459,082
Redeemed	(3,059,032)	(10,543,847)	(2,308,993)	(1,860,860)
Increase/(Decrease) in Net Assets from Capital Share Transactions	(1,460,877)	(10,543,847)	10,420,959	3,598,222
Total Net Increase/(Decrease) in Net Assets	(6,128,164)	2,131,589	12,901,992	7,748,577

Net Assets
Beginning of Year	52,061,094	49,929,505	18,566,644	10,818,067
End of Year	$45,932,930	$52,061,094	$31,468,636	$18,566,644

Share Transactions:
Issued	50,000	–	500,000	250,000
Redeemed	(100,000)	(400,000)	(100,000)	(100,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	(50,000)	(400,000)	400,000	150,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

58	www.cambriafunds.com

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Global Tail Risk ETF		Cambria Emerging Shareholder Yield ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021 (a)	April 30, 2022	April 30, 2021
Operations
Net investment Income	$194,294	$752,741	$4,226,440	$1,679,467
Net realized Gain/(Loss) on Investments(b)	(685,535)	542,650	5,058,295	298,974
Net realized Loss on Foreign Currency Transactions	(5,220)	(1,742,403)	(335,746)	(19,814)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	1,870	1,832,600	(26,176,753)	19,079,133
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	(8,332)	46,389	(12,418)	(270)
Change in Accumulated Foreign Capital Gains Tax on Appreciated Securities	–	–	(487,315)	(89,912)
Net increase/(decrease) in net assets resulting from operations	(502,923)	1,431,977	(17,727,497)	20,947,578

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	–	–	(5,778,188)	(1,434,973)
Return of capital	–	(137,642)	–	–
Net decrease from distributions	–	(137,642)	(5,778,188)	(1,434,973)

Capital Share Transactions
Issued	–	–	54,571,685	14,388,928
Redeemed	(2,242,970)	(16,581,071)	–	–
Increase/(Decrease) in Net Assets from Capital Share Transactions	(2,242,970)	(16,581,071)	54,571,685	14,388,928
Total Net Increase/(Decrease) in Net Assets	(2,745,893)	(15,286,736)	31,066,000	33,901,533

Net Assets
Beginning of Year	7,101,735	22,388,471	62,614,207	28,712,674
End of Year	$4,355,842	$7,101,735	$93,680,207	$62,614,207

Share Transactions:
Issued	–	–	1,500,000	450,000
Redeemed	(100,000)	(650,000)	–	–
Net increase/(decrease) in Shares Outstanding from Share Transactions	(100,000)	(650,000)	1,500,000	450,000

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	59

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Tail Risk ETF		Cambria Trinity ETF
	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021
Operations
Net investment Income	$2,367,330	$567,405	$2,675,511	$683,334
Net realized Gain/(Loss) on Investments(a)	(30,444,106)	(38,381,528)	2,433,778	436,007
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(10,327,691)	(26,755,742)	(3,486,814)	9,135,019
Net increase/(decrease) in net assets resulting from operations	(38,404,467)	(64,569,865)	1,622,475	10,254,360

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(2,160,957)	(505,834)	(2,736,330)	(727,809)
Net decrease from distributions	(2,160,957)	(505,834)	(2,736,330)	(727,809)

Capital Share Transactions
Issued	389,348,766	519,630,973	11,021,009	3,840,098
Redeemed	(226,356,387)	(305,047,736)	(2,727,635)	(6,897,512)
Increase/(Decrease) in Net Assets from Capital Share Transactions	162,992,379	214,583,237	8,293,374	(3,057,414)
Total Net Increase in Net Assets	122,426,955	149,507,538	7,179,519	6,469,137

Net Assets
Beginning of Year	281,995,277	132,487,739	43,778,015	37,308,878
End of Year	$404,422,232	$281,995,277	$50,957,534	$43,778,015

Share Transactions:
Issued	21,650,000	24,300,000	400,000	150,000
Redeemed	(12,800,000)	(15,100,000)	(100,000)	(300,000)
Net increase/(decrease) in Shares Outstanding from Share Transactions	8,850,000	9,200,000	300,000	(150,000)

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

60	www.cambriafunds.com

Cambria ETF Trust	Statements of Changes in Net Assets

	Cambria Cannabis ETF		Cambria Global Real Estate ETF
				For the Period
				September 23, 2020
	Year Ended	Year Ended	Year Ended	(Inception) to
	April 30, 2022	April 30, 2021	April 30, 2022	April 30, 2021
Operations
Net investment Income	$529,964	$574,483	$568,427	$183,700
Net realized Gain/(Loss) on Investments(a)	1,268,445	(1,466,127)	1,171,151	435,833
Net realized Gain/(Loss) on Foreign Currency Transactions	(9,442)	10,625	(125,068)	(2,823)
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(19,371,844)	9,145,840	(1,199,398)	1,450,256
Net Change in Unrealized Appreciation/(Depreciation) on Foreign Currency Translation	(2,255)	(784)	(5,219)	1,372
Net increase/(decrease) in net assets resulting from operations	(17,585,132)	8,264,037	409,893	2,068,338

Total Dividends and Distributions to Shareholders
Distributions to shareholders from distributable earnings	(724,710)	(614,512)	(1,916,834)	(156,757)
Return of capital	–	–	(115,789)	–
Net decrease from distributions	(724,710)	(614,512)	(2,032,623)	(156,757)

Capital Share Transactions
Issued	1,574,943	23,120,137	14,340,841	12,333,625
Redeemed	(2,156,187)	(1,136,066)	(3,154,770)	–
Increase/(Decrease) in Net Assets from Capital Share Transactions	(581,244)	21,984,071	11,186,071	12,333,625
Total Net Increase/(Decrease) in Net Assets	(18,891,086)	29,633,596	9,563,341	14,245,206

Net Assets
Beginning of Year	38,671,126	9,037,530	14,245,206	–
End of Year	$19,780,040	$38,671,126	$23,808,547	$14,245,206

Share Transactions:
Issued	100,000	1,350,000	450,000	450,002
Redeemed	(150,000)	(100,000)	(100,000)	–
Net increase/(decrease) in Shares Outstanding from Share Transactions	(50,000)	1,250,000	350,000	450,002

(a)	Includes realized gain or loss as a result of in-kind transactions (See Note 5 in Notes to Financial Statements).

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	61

Cambria Shareholder Yield ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year/Period	$62.48	$29.82	$37.47	$37.98	$33.97
Income/(loss) from investment operations:
Net Investment Income(a)	1.17	0.88	0.86	0.79	0.64
Net Realized and Unrealized Gain (Loss) on Investments	(1.27)	32.60	(7.66)	(0.40)	3.94
Total from Operations	(0.10)	33.48	(6.80)	0.39	4.58

Distributions:
Distributions from Net Investment Income	(1.23)	(0.82)	(0.85)	(0.90)	(0.54)
Distributions from Net Realized Gains	(0.26)	–	–	–	(0.03)
Total Distributions	(1.49)	(0.82)	(0.85)	(0.90)	(0.57)

Net Asset Value, End of Year/Period	$60.89	$62.48	$29.82	$37.47	$37.98

Total Return(b)	(0.21)%	113.92%	(18.43)%	1.10%	13.58%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$514,534	$278,023	$61,127	$112,414	$142,440

Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.85%	1.95%	2.40%	2.13%	1.77%
Portfolio Turnover(b)(c)	51%	37%	30%	28%	16%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

62	www.cambriafunds.com

Cambria Foreign Shareholder Yield ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year/Period	$27.65	$17.86	$23.56	$26.58	$23.03
Income/(loss) from investment operations:
Net Investment Income(a)	1.28	0.75	0.90	1.06	0.70
Net Realized and Unrealized Gain (Loss) on Investments	(1.32)	9.86	(5.60)	(2.79)	3.60
Total from Operations	(0.04)	10.61	(4.70)	(1.73)	4.30

Distributions:
Distributions from Net Investment Income	(1.43)	(0.82)	(1.00)	(1.29)	(0.75)
Total Distributions	(1.43)	(0.82)	(1.00)	(1.29)	(0.75)

Net Asset Value, End of Year/Period	$26.18	$27.65	$17.86	$23.56	$26.58

Total Return(b)	(0.31)%	60.72%	(20.47)%	(6.34)%	19.03%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$66,755	$30,416	$17,862	$27,095	$46,511

Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.68%	3.29%	4.04%	4.32%	2.78%
Portfolio Turnover(b)(c)	63%	59%	47%	53%	44%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	63

Cambria Global Value ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year/Period	$22.96	$16.37	$23.37	$26.05	$22.66
Income/(loss) from investment operations:
Net Investment Income(a)	0.96	0.53	0.62	0.64	0.56
Net Realized and Unrealized Gain (Loss) on Investments	(2.60)	6.44	(6.91)	(2.33)	3.34
Total from Operations	(1.64)	6.97	(6.29)	(1.69)	3.90

Distributions:
Distributions from Net Investment Income	(0.84)	(0.38)	(0.71)	(0.61)	(0.51)
Distributions from Net Realized Gains	–	–	–	(0.38)	–
Total Distributions	(0.84)	(0.38)	(0.71)	(0.99)	(0.51)

Net Asset Value, End of Year/Period	$20.48	$22.96	$16.37	$23.37	$26.05

Total Return(b)	(7.47)%	43.20%	(27.71)%	(6.24)%	17.42%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$102,386	$122,851	$96,587	$158,894	$210,975

Ratio of Expenses to Average Net Assets	0.66%	0.66%	0.65%	0.69%	0.68%
Ratio of Net Investment Income/(Loss) to Average Net Assets	4.19%	2.75%	2.84%	2.74%	2.22%
Portfolio Turnover(b)(c)	3%	14%	25%	20%	14%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

64	www.cambriafunds.com

Cambria Global Momentum ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year/Period	$29.73	$23.07	$25.09	$27.39	$24.72
Income/(loss) from investment operations:
Net Investment Income(a)	1.28	0.29	0.56	0.62	0.42
Net Realized and Unrealized Gain (Loss) on Investments	1.68	6.69	2.02	(2.33)	2.75
Total from Operations	2.96	6.98	(1.46)	(1.71)	3.17

Distributions:
Distributions from Net Investment Income	(1.25)	(0.30)	(0.54)	(0.59)	(0.50)
Return of Capital	(0.07)	(0.02)	(0.02)	–	–
Total Distributions	(1.32)	(0.32)	(0.56)	(0.59)	(0.50)

Net Asset Value, End of Year/Period	$31.37	$29.73	$23.07	$25.09	$27.39

Total Return(b)	10.19%	30.49%	(6.02)%	(6.23)%	12.97%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$81,563	$62,434	$78,449	$129,199	$105,457

Ratio of Expenses to Average Net Assets(c)	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets(d)	4.19%	1.13%	2.25%	2.39%	1.57%
Portfolio Turnover(b)(e)	69%	115%	251%	204%	50%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underling investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	65

Cambria Global Asset Allocation ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year/Period	$31.55	$24.36	$26.82	$27.38	$25.64
Income/(loss) from investment operations:
Net Investment Income(a)	1.99	0.58	0.86	0.75	0.74
Net Realized and Unrealized Gain (Loss) on Investments	(2.85)	7.33	(2.36)	(0.53)	1.66
Total from Operations	(0.86)	7.91	(1.50)	0.22	2.40

Distributions:
Distributions from Net Investment Income	(1.98)	(0.72)	(0.85)	(0.77)	(0.66)
Distributions from Net Realized Gains	–	–	(0.11)	(0.01)	–
Total Distributions	(1.98)	(0.72)	(0.96)	(0.78)	(0.66)

Net Asset Value, End of Year/Period	$28.71	$31.55	$24.36	$26.82	$27.38

Total Return(b)	(3.01)%	33.00%	(5.87)%	0.91%	9.43%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$45,933	$52,061	$49,930	$64,368	$67,073

Ratio of Expenses to Average Net Assets(c)	0.00%	0.00%	0.00%	0.00%	0.00%
Ratio of Net Investment Income/(Loss) to Average Net Assets(d)	6.36%	2.07%	3.24%	2.85%	2.72%
Portfolio Turnover(b)(e)	8%	20%	9%	2%	30%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Expense ratios do not include expenses of the underlying funds.
(d)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underling investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

66	www.cambriafunds.com

Cambria Value and Momentum ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended		Year Ended		Year Ended		Year Ended
	April 30, 2022	April 30, 2021		April 30, 2020		April 30, 2019		April 30, 2018
Net Asset Value, Beginning of Year/Period	$23.21	$16.64		$20.83		$25.09		$23.69
Income/(loss) from investment operations:
Net Investment Income(a)	0.25	0.14		0.18		0.21		0.24
Net Realized and Unrealized Gain (Loss) on Investments	3.02	6.63		(4.17)		(4.23)		1.27
Total from Operations	3.27	6.77		(3.99)		(4.02)		1.51

Distributions:
Distributions from Net Investment Income	(0.26)	(0.20)		(0.20)		(0.24)		(0.11)
Total Distributions	(0.26)	(0.20)		(0.20)		(0.24)		(0.11)

Net Asset Value, End of Year/Period	$26.22	$23.21		$16.64		$20.83		$25.09

Total Return(b)	14.17%	41.05%		(19.32)%		(16.10)%		6.40%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$31,469	$18,567		$10,818		$19,790		$32,617

Ratio of Expenses to Average Net Assets	0.59%	0.61	%(c)	0.63	%(d)	0.64	%(e)	0.65	%(f)
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.02%	0.70%		0.92%		0.86%		1.00%
Portfolio Turnover(b)(g)	78%	97%		76%		89%		93%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Includes broker expense of 0.02%.
(d)	Includes broker expense of 0.04%.
(e)	Includes broker expense of 0.05%.
(f)	Includes broker expense of 0.06%.
(g)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	67

Cambria Global Tail Risk ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended		Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021(a)		April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year/Period	$23.67	$23.57		$24.83	$27.57	$27.20
Income/(loss) from investment operations:
Net Investment Income(b)	0.71	0.94		1.18	1.18	1.39
Net Realized and Unrealized Gain (Loss) on Investments	(2.60)	(0.69	)(c)	(1.36)	(2.70)	0.64 (c)
Total from Operations	(1.89)	0.25		(0.18)	(1.52)	2.03

Distributions:
Distributions from Net Investment Income	–	–		(0.96)	(1.09)	(1.44)
Distributions from Net Realized Gains	–	–		(0.12)	(0.13)	(0.22)
Return of Capital	–	(0.15)		–	–	–
Total Distributions	–	(0.15)		(1.08)	(1.22)	(1.66)

Net Asset Value, End of Year/Period	$21.78	$23.67		$23.57	$24.83	$27.57

Total Return(d)	(7.98)%	1.03%		(1.00)%	(5.44)%	7.56%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$4,356	$7,102		$22,388	$18,623	$19,299

Ratio of Expenses to Average Net Assets	0.59%	0.59%		0.59%	0.59%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.18%	3.71%		4.72%	4.69%	4.97%
Portfolio Turnover(d)(e)	1%	53%		36%	37%	25%

(a)	Prior to March 15, 2021, the Cambria Global Tail Risk ETF was known as the Cambria Sovereign Bond ETF.
(b)	Per share data calculated using the average shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the aggregate net gains of investments for the period because of the sales and repurchases of the fund shares in relation to fluctuating market value of the investments of the fund.
(d)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

68	www.cambriafunds.com

Cambria Emerging Shareholder Yield ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year/Period	$39.13	$24.97	$31.38	$35.83	$29.40
Income/(loss) from investment operations:
Net Investment Income(a)	1.81	1.27	1.30	1.29	1.01
Net Realized and Unrealized Gain (Loss) on Investments	(8.01)	14.04	(6.35)	(3.58)	6.40
Total from Operations	(6.20)	15.31	(5.05)	(2.29)	7.41

Distributions:
Distributions from Net Investment Income	(2.16)	(1.15)	(1.36)	(1.05)	(0.98)
Distributions from Net Realized Gains	(0.55)	–	–	(1.11)	–
Total Distributions	(2.71)	(1.15)	(1.36)	(2.16)	(0.98)

Net Asset Value, End of Year/Period	$30.22	$39.13	$24.97	$31.38	$35.83

Total Return(b)	(16.81)%	63.04%	(16.89)%	(5.80)%	25.75%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$93,680	$62,614	$28,713	$20,395	$30,458

Ratio of Expenses to Average Net Assets	0.64%	0.65%	0.69%	0.66%	0.65%
Ratio of Net Investment Income/(Loss) to Average Net Assets	5.14%	4.00%	4.38%	4.09%	2.99%
Portfolio Turnover(b)(c)	45%	29%	81%	115%	26%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	69

Cambria Tail Risk ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019	April 30, 2018
Net Asset Value, Beginning of Year/Period	$18.74	$22.65	$19.87	$21.58	$24.74
Income/(loss) from investment operations:
Net Investment Income(a)	0.13	0.04	0.27	0.39	0.38
Net Realized and Unrealized Gain (Loss) on Investments	(1.84)	3.92	2.77	(1.73)	(3.27)
Total from Operations	(1.71)	3.88	3.04	(1.34)	(2.89)

Distributions:
Distributions from Net Investment Income	(0.11)	(0.03)	(0.26)	(0.37)	(0.27)
Total Distributions	(0.11)	(0.03)	(0.26)	(0.37)	(0.27)

Net Asset Value, End of Year/Period	$16.92	$18.74	$22.65	$19.87	$21.58

Total Return(b)	(9.14)%	(17.13)%	15.47%	(6.31)%	(11.74)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$404,422	$281,995	$132,488	$37,745	$22,658

Ratio of Expenses to Average Net Assets	0.59%	0.59%	0.59%	0.59%	0.59%
Ratio of Net Investment Income/(Loss) to Average Net Assets	0.69%	0.18%	1.31%	1.89%	1.66%
Portfolio Turnover(b)(c)	60%	155%	19%	56%	56%

(a)	Per share data calculated using the average shares method.
(b)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.
(c)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

70	www.cambriafunds.com

Cambria Trinity ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Year Ended	Period Ended
	April 30, 2022	April 30, 2021	April 30, 2020	April 30, 2019(a)
Net Asset Value, Beginning of Year/Period	$27.36	$21.32	$24.22	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	1.59	0.42	0.65	0.39
Net Realized and Unrealized Gain (Loss) on Investments	(0.51)	6.07	(2.91)	(0.83)
Total from Operations	1.08	6.49	(2.26)	(0.44)

Distributions:
Distributions from Net Investment Income	(1.60)	(0.45)	(0.62)	(0.34)
Distributions from Net Realized Gains	(0.02)	–	(0.02)	–
Total Distributions	(1.62)	(0.45)	(0.64)	(0.34)

Net Asset Value, End of Year/Period	$26.82	$27.36	$21.32	$24.22

Total Return(c)	3.98%	30.81%	(9.57)%	(1.71)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$50,958	$43,778	$37,309	$30,280

Ratio of Expenses to Average Net Assets(d)	0.00%	0.00%	0.00%	0.00	%(e)
Ratio of Net Investment Income/(Loss) to Average Net Assets(f)	5.78%	1.77%	2.74%	2.55	%(e)
Portfolio Turnover(c)(g)	26%	50%	88%	0%

(a)	Inception date September 7, 2018.
(b)	Per share data calculated using the average shares method.
(c)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.

(d)	Expense ratios do not include expenses of the underlying funds.
(e)	Annualized.
(f)	Recognition of net investment income by the Fund is affected by the timing of declarations of dividends by the underling investment companies in which the Fund invests. The ratio does not include net investment income of the underlying investment companies in which the Fund invests.

(g)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	71

Cambria Cannabis ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Year Ended	Period Ended
	April 30, 2022	April 30, 2021	April 30, 2020(a)
Net Asset Value, Beginning of Year/Period	$18.86	$11.30	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	0.25	0.47	0.70
Net Realized and Unrealized Gain (Loss) on Investments	(8.87)	7.63	(13.87)
Total from Operations	(8.62)	8.10	(13.17)

Distributions:
Distributions from Net Investment Income	(0.35)	(0.54)	(0.52)
Distributions from Net Realized Gains	–	–	(0.01)
Total Distributions	(0.35)	(0.54)	(0.53)

Net Asset Value, End of Year/Period	$9.89	$18.86	$11.30

Total Return(c)	(46.49)%	73.84%	(53.04)%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$19,780	$38,671	$9,038

Ratio of Expenses to Average Net Assets Including Waivers	0.42%	0.42%	0.42	%(d)
Ratio of Expenses to Average Net Assets Excluding Waivers	0.59%	0.59%	0.59	%(d)
Ratio of Net Investment Income/(Loss) to Average Net Assets	1.80%	2.94%	6.20	%(d)
Portfolio Turnover(c)(e)	46%	8%	4%

(a)	Inception date July 24, 2019
(b)	Per share data calculated using the average shares method.
(c)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.

(d)	Annualized.
(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

The accompanying notes are an integral part of the financial statements.

72	www.cambriafunds.com

Cambria Global Real Estate ETF	Financial Highlights
For a Share Outstanding Throughout the Periods Presented

	Year Ended	Period Ended
	April 30, 2022	April 30, 2021(a)
Net Asset Value, Beginning of Year/Period	$31.66	$25.00
Income/(loss) from investment operations:
Net Investment Income(b)	0.56	0.56
Net Realized and Unrealized Gain on Investments	0.99 (f)	6.51
Total from Operations	1.55	7.07

Distributions:
Distributions from Net Investment Income	(2.76)	(0.41)
Distributions from Net Realized Gains	(0.49)	–
Return of Capital	(0.20)	–
Total Distributions	(3.45)	(0.41)

Net Asset Value, End of Year/Period	$29.76	$31.66

Total Return(c)	4.70%	28.40%

Ratios and Supplemental Data
Net Assets, End of Year/Period (in 000s)	$23,809	$14,245

Ratio of Expenses to Average Net Assets	0.59%	0.59	%(d)
Ratio of Net Investment Income/(Loss) to Average Net Assets	3.00%	3.19	%(d)
Portfolio Turnover(c)(e)	120%	51%

(a)	Inception date September 23, 2020.

(b)	Per share data calculated using the average shares method.

(c)	Returns and portfolio turnover rates are for the period indicated and have not been annualized. Returns do not reflect the deduction of taxes the shareholder would pay on fund distributions or redemptions of Fund shares.

(d)	Annualized.

(e)	Portfolio turnover rate does not include securities received or delivered from processing creations or redemptions.

(f)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

The accompanying notes are an integral part of the financial statements.

Annual Report | April 30, 2022	73

Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

1. ORGANIZATION

Cambria ETF Trust (the “Trust”), a Delaware statutory trust, was formed on September 9, 2011 as an open–end registered management investment company under the Investment Company Act of 1940, as amended. The Trust is comprised of multiple exchange traded funds (“ETFs”). These financial statements relate only to Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, Cambria Global Tail Risk ETF (formerly known as Cambria Sovereign Bond ETF), Cambria Emerging Shareholder Yield ETF, Cambria Tail Risk ETF, Cambria Trinity ETF, Cambria Cannabis ETF and Cambria Global Real Estate ETF (each, a “Fund” and, collectively, the “Funds”). Cambria Investment Management, L.P. (the “Investment Adviser”) serves as the investment adviser to the Funds. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. Each Fund is diversified and actively managed.

The investment objective of the Cambria Shareholder Yield ETF is to seek income and capital appreciation. The Fund inception date is May 13, 2013.

The investment objective of the Cambria Foreign Shareholder Yield ETF is to seek income and capital appreciation. The Fund inception date is December 2, 2013.

The investment objective of the Cambria Global Value ETF is to seek income and capital appreciation. The Fund inception date is March 11, 2014.

The investment objective of the Cambria Global Momentum ETF is to seek to preserve and grow capital from investments in the U.S. and foreign equity, fixed income, commodity and currency markets, independent of market direction. The Fund inception date is November 3, 2014.

The investment objective of the Cambria Global Asset Allocation ETF is to seek income and capital appreciation. The Fund inception date is December 9, 2014.

The investment objective of the Cambria Value and Momentum ETF is to seek income and capital appreciation from investments in the U.S. equity market. The Fund inception date is September 8, 2015.

The investment objective of the Cambria Global Tail Risk ETF is to seek income and capital appreciation. The Fund inception date is February 22, 2016.

The investment objective of the Cambria Emerging Shareholder Yield ETF is to seek income and capital appreciation. The Fund inception date is July 13, 2016.

The investment objective of the Cambria Tail Risk ETF is to seek to provide income and capital appreciation from investments in the U.S. market while protecting against significant downside risk. The Fund inception date is April 5, 2017.

The investment objective of the Cambria Trinity ETF is to seek income and capital appreciation. The Fund inception date is September 7, 2018.

The investment objective of the Cambria Cannabis ETF is to seek capital appreciation from investments in the global equity markets that have exposure to the broad cannabis industry. The Fund inception date is July 24, 2019.

The investment objective of the Cambria Global Real Estate ETF is to seek income and capital appreciation. The Fund inception date is September 23, 2020.

Shares of the Funds are listed and traded on the Cboe BZX Exchange, Inc. (the “Exchange”). Market prices for the shares may be different from their net asset value (“NAV"). The Funds will issue and redeem shares on a continuous basis at NAV only in large blocks of shares, typically 50,000 shares, called "Creation Units." Creation Units are to be issued and redeemed principally in kind for a basket of securities and a balancing cash amount. Shares generally will trade in the secondary market in amounts less than a Creation Unit at market prices that change throughout the day.

The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the Significant Accounting Policies followed by the Funds.

Use of Estimates — The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidance for investment companies. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

74	www.cambriafunds.com

Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

Security Valuation —Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on the NASDAQ Stock Market (the “NASDAQ”)), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded (or at approximately 4:00 pm Eastern Time if a security’s primary exchange is normally open at that time), or, if there is no such reported sale, at the most recent quoted bid.

For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Debt securities are priced based upon valuations provided by independent, third–party pricing agents, if available. Such values generally reflect the last reported sales price if the security is actively traded. The third–party pricing agents may also value debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker–supplied valuations, or other methodologies designed to identify the market value for such securities. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third–party pricing agent, the Funds seeks to obtain a bid price from at least one independent broker.

Futures are valued at the settlement price established for the business day by the board of trade on which they are traded. Settlement prices for financial futures are provided by an independent pricing agent.

Options are valued at the mean between the last bid and ask prices reported from the options exchange on which such options are listed. If there is no reported sale, long options positions are valued at the most recent bid price, and short option positions are valued at the most recent ask price.

Securities for which market prices are not "readily available" are valued in accordance with fair value procedures established by the Board of Trustees (the “Board”). The Funds’ fair value procedures are implemented through a fair value committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security's trading has been halted or suspended; the security has been de–listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government–imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 – Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 – Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 – Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

For the year ended April 30, 2022 have been no significant changes to the Funds’ fair valuation methodologies.

Foreign Currency Translation — The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars on the date of valuation. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the relevant rates of exchange prevailing on the respective dates of such transactions. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized and unrealized gains and losses on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid. These gains and losses are included in net realized and unrealized gains and losses on foreign currency transactions on the Statements of Operations.

Annual Report | April 30, 2022	75

Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.

Futures Contracts — Consistent with its investment objective and strategies, Cambria Value and Momentum ETF utilized futures contracts during the year ended April 30, 2022. The Fund’s investment in futures contracts is designed to enable the Fund to more closely approximate the performance of its benchmark index. Cambria Value and Momentum ETF chose to invest in futures contracts for tactical hedging purposes as well as to enhance the Fund’s returns. Initial margin deposits of cash or securities are made upon entering into futures contracts. The contracts are marked to market daily and the resulting changes in value are accounted for as unrealized gains and losses. Variation margin payments are paid or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, Cambria Value and Momentum ETF records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the amount invested in the contract. A margin deposit was made upon entering into futures contracts and is included in Cash at Broker for futures contracts on the Statements of Assets and Liabilities.

Risks of entering into futures contracts include the possibility that there will be an imperfect price correlation between the futures and the underlying securities. Second, it is possible that a lack of liquidity for futures contracts could exist in the secondary market, resulting in an inability to close a position prior to its maturity date. Third, the futures contract involves the risk that Cambria Value and Momentum ETF could lose more than the original margin deposit required to initiate a futures transaction.

Finally, the risk exists that losses could exceed amounts disclosed on the Statements of Assets and Liabilities.

It is the Fund’s policy to present the gross variation margin payable and the gross variation margin receivable of the future contracts separately on the Statements of Assets and Liabilities, as Cambria Value and Momentum ETF does not have a master netting agreement with the counterparty to the futures contracts. Refer to the Cambria Value and Momentum ETF Schedule of Investments for details regarding open future contracts as of April 30, 2022. The fair value of equity futures contracts held in the Fund can be found on the Statements of Assets and Liabilities under the captions variation margin receivable/payable. Only current day’s variation margin is reported within the Statements of Assets and Liabilities. Cumulative appreciation (depreciation) of futures contracts are reported in the Cambria Value and Momentum ETF Schedule of Investments. Realized gains or losses on equity rate futures contracts related to the Fund is recognized on the Statements of Operations as part of net realized gain (loss) on futures contracts and any change in unrealized appreciation or depreciation is recognized on the Statements of Operations as net change in unrealized gain (loss) on futures contracts.

Options Written/Purchased — The Cambria Value and Momentum ETF, Cambria Tail Risk ETF, and Cambria Global Tail Risk ETF may invest in equity options contracts for the purpose of hedging their existing portfolio securities, or securities that they intend to purchase, against fluctuations in fair market value caused by changes in prevailing market interest rates. In particular, (1) the Cambria Value and Momentum ETF may use options to hedge up to 100% of the value of its long portfolio in an attempt to avoid overvalued and downtrending markets, (2) the Cambria Tail Risk ETF utilizes a put option strategy to manage the risk of a significant negative movement in the value of domestic equities over rolling one–month periods, and (3) the Cambria Global Tail Risk ETF utilizes a put option strategy to manage the risk of a significant negative movement in the value of global ex-U.S. equities on a month-by-month basis. A Fund may also invest in equity option contracts to enhance its returns. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the cost of the purchase or proceeds from the sale in determining whether the Fund has realized a gain or a loss. The risk in writing a call option is a Fund may give up the opportunity for profit if the market price of the security increases. The risk in writing a put option is a Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in purchasing an option is a Fund may pay a premium whether or not the option is exercised. The Funds also have the additional risk of being unable to enter into a closing transaction at an acceptable price if a liquid secondary market does not exist. Option contracts also involve the risk that they may not work as intended due to unanticipated developments in market conditions or other causes. Finally, the risk exists that losses on written options could exceed amounts disclosed on the Statements of Assets and Liabilities.

The Cambria Tail Risk ETF and Cambria Global Tail Risk ETF had options contracts as of April 30, 2022, as disclosed in the Fund’s Schedule of Investments. Any realized and change in unrealized gains or losses can be found on the Statements of Operations.

76	www.cambriafunds.com

Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

	Asset Derivatives			Liability Derivatives
	Statements of Assets and			Statements of Assets and
Risk Exposure	Liabilities Location	Fair Value		Liabilities Location*	Fair Value
Cambria Value and Momentum ETF
	Unrealized appreciation on			Unrealized depreciation on
Equity Risk (Futures Contracts)	futures contracts	$1,270,352	*	futures contracts	N/A
Total		$1,270,352			$–

Cambria Global Tail Risk ETF
Equity Contracts (Purchased Options)	Investments, at value	$887,375		Investments, at value	N/A
Total		$887,375			$–

Cambria Tail Risk ETF
Equity Contracts (Purchased Options)	Investments, at value	$52,667,055		Investments, at value	N/A
Total		$52,667,055			$–

*	Includes cumulative appreciation/depreciation on futures contracts as reported on the Schedules of Investments. Only current day's variation margin for futures contracts are reported within the Statements of Assets and Liabilities.

			Change in
			Unrealized
		Realized	Appreciation/
		Gain/(Loss) on	(Depreciation)
		Derivatives	on Derivatives
		Recognized	Recognized
Risk Exposure	Statements of Operations Location	in Income	in Income
Cambria Value and Momentum ETF
Equity Risk (Futures Contracts)	Net Realized Loss on Futures	(1,620,324)	1,575,272
	Contracts/ Net change in Unrealized
	Appreciation on Futures Contracts
Total		$(1,620,324)	$1,575,272

Cambria Global Tail Risk ETF
Equity Contracts (Purchased Options)	Net realized Loss on Purchased	(623,908)	605,488
	Options/ Net Change in Unrealized
	Appreciation on Purchased Options
Total		$(623,908)	$605,488

Cambria Tail Risk ETF
Equity Contracts (Purchased Options)	Net realized Loss on Purchased	(19,369,215)	11,591,166
	Options/ Net Change in Unrealized
	Appreciation on Purchased Options
Total		$(19,369,215)	$11,591,166

The average purchased option contracts’ notional amount during the period ended April 30, 2022 for Cambria Global Tail Risk ETF is $12,431,075, and for Cambria Tail Risk ETF is $546,711,260.

Annual Report | April 30, 2022	77

Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

Federal Income Taxes — The Funds intend to qualify as “regulated investment companies” under Sub–chapter M of the Internal Revenue Code of 1986 (the “Code”), as amended. If so qualified, the Funds will not be subject to U.S. federal income tax to the extent they distribute substantially all of their net investment income and net capital gains to their shareholders.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is "more–likely–than–not" (i.e., greater than 50 percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more–likely–than–not threshold are recorded as a tax benefit or expense in the current period.

The Funds did not record any tax provisions in the current year. However, management’s conclusions regarding tax positions may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three tax year ends, as applicable), on–going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended April 30, 2022, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Funds did not incur any interest or penalties.

Organizational and Offering Expenses — All organizational and offering expenses of the Trust were borne by the Investment Adviser and are not subject to future recoupment. As a result, organizational and offering expenses are not reflected in the financial statements.

Expenses — Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include any expenses associated with the underlying funds.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Dividend income received from the underlying funds is recognized on the ex–dividend date and is recorded as dividend income in the Statements of Operations. Capital gain distributions received from the underlying funds are recognized on ex–dividend date and are recorded on the Statements of Operations as such. Costs used in determining realized gains and losses on the sales of investment securities are on the basis of specific identification. Dividend income is recorded on the ex–dividend date. Dividend income is recorded net of unrecoverable withholding tax. Interest income is recognized on the accrual basis. Amortization and accretion is calculated using the scientific interest method, which approximates the effective interest method over the holding period of the security. Amortization of premiums and discounts is included in interest income. Withholding taxes on foreign dividends and foreign capital gains tax have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and regulations. Capital gain taxes on securities in certain foreign countries are accrued on unrealized appreciation and are due when realized.

Foreign Taxes — The Funds may be subject to foreign taxes related to foreign income received (a portion of which may be reclaimable), capital gains on the sale of securities, and certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable regulations and rates that exist in the foreign jurisdictions in which the Funds invest.

Dividends and Distributions to Shareholders — The Funds generally pay out dividends from their net investment income, if any, quarterly, and distributes their net capital gains, if any, to shareholders at least annually. All distributions are recorded on ex–dividend date.

Creation Units — The Funds issue and redeem shares on a continuous basis at NAV in groups of 50,000 shares called creation units (“Creation Units”). Purchasers of Creation Units (“Authorized Participants”) must pay a creation transaction fee per transaction. The fee is typically a single charge and will be the same regardless of the number of Creation Units purchased by an investor on the same day. An Authorized Participant who holds Creation Units and wishes to redeem at NAV would also pay a Redemption Fee per transaction to the custodian on the date of such redemption, regardless of the number of Creation Units redeemed that day.

The distributor has entered into participant agreements with certain broker–dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. Such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Fund and/or serve as counterparty to derivative transactions with the Fund.

Except when aggregated in Creation Units, shares are not redeemable securities of a Fund. Shares of the Funds may only be purchased or redeemed by Authorized Participants. An Authorized Participant is either (i) a broker–dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a DTC participant and, in each case, must have executed a participant agreement with the distributor. Most retail investors will not qualify as Authorized Participants or have the resources to buy and sell whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

If a Creation Unit is purchased or redeemed for cash, a higher transaction fee will be charged. The following table discloses Creation Unit breakdown for the year/period ended April 30, 2022

	Creation Unit Shares	Creation Fee	Value	Redemption Fee	Variable Charge
Cambria Shareholder Yield ETF	50,000	$700	$3,044,500	$700	None
Cambria Foreign Shareholder Yield ETF	50,000	2,500	1,309,000	2,500	Up to 2.0%
Cambria Global Value ETF	50,000	3,500	1,024,000	3,500	Up to 2.0%
Cambria Global Momentum ETF	50,000	500	1,568,500	500	Up to 2.0%
Cambria Global Asset Allocation ETF	50,000	500	1,435,500	500	None
Cambria Value and Momentum ETF	50,000	700	1,311,000	700	None
Cambria Global Tail Risk ETF	50,000	500	1,087,500	1,500	Up to 2.0%
Cambria Emerging Shareholder Yield ETF	50,000	3,500	1,506,000	3,500	Up to 2.0%
Cambria Tail Risk ETF	50,000	500	846,000	500	None
Cambria Trinity ETF	50,000	250	1,341,000	250	None
Cambria Cannabis ETF	50,000	500	494,500	500	Up to 2.0%
Cambria Global Real Estate ETF	50,000	1,500	1,488,000	1,500	Up to 2.0%

To the extent the Funds permit the contribution of securities in exchange for the purchase of shares (contribution in–kind), shares may be issued in advance of receipt by the Fund of all or a portion of the applicable Deposit Securities. In these circumstances, the Fund may require the Authorized Participant to maintain with the Trust an amount up to 115% and/or 125% of the daily mark–to–market value of the missing Deposit Securities. Amounts are disclosed as segregated cash balances with authorized participants for deposit securities and Payable for collateral upon return of deposit securities on the Statements of Assets and Liabilities.

Illiquid Securities — A security is considered illiquid if the Fund reasonably expects that the investment cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Valuations of illiquid securities may differ significantly from the values that would have been used had an active market value for these securities existed.

Cash and cash equivalents — Idle cash and currency balances may be swept into various overnight sweep accounts and are classified as cash and cash equivalents on the Statements of Assets and Liabilities. These amounts, at times, may exceed United States federally insured limits. Amounts swept are available on the next business day.

3. OFFSETTING ASSETS AND LIABILITIES

The Funds are required to disclose the impact of offsetting assets and liabilities represented in the Statements of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities. These recognized assets and liabilities are financial instruments and derivative instruments that are either subject to an enforceable master netting arrangement or similar agreement or meet the following right of setoff criteria: the amounts owed by the Funds to another party are determinable, the Funds has the right to set off the amounts owed with the amounts owed by the other party, the Funds intends to set off, and the Funds right of setoff is enforceable at law.

As of April 30, 2022, the Funds’ financial instruments and derivative instruments are not subject to a master netting arrangement. See Note 9 for offsetting related to securities lending.

4. RELATED PARTIES

Investment Advisory Agreement — The Investment Adviser is responsible for overseeing the management and business affairs of the Funds, and has discretion to purchase and sell securities in accordance with the Funds’ objectives, policies, and restrictions. The Investment Adviser reviews, supervises, and administers each Fund’s investment program. The Investment Adviser has entered into an investment advisory agreement (“Management Agreement”) with respect to the Funds. Pursuant to that Management Agreement, the Funds pay the Investment Adviser, on a monthly basis, an annual advisory fee based on their average daily nets assets for the services and facilities it provides payable at an annual rate of 0.59%, excluding the Cambria Global Asset Allocation ETF and Cambria Trinity ETF, neither of which is charged an advisory fee.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

With respect to each Fund, except the Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF, the Investment Adviser bears all of the costs of the Funds, except for the advisory fee, payments under each Fund’s 12b–1 plan, brokerage expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. With respect to the Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF, the Investment Adviser bears all of the costs of each Fund, except for the advisory fee, payments under the Fund’s 12b–1 plan, brokerage expenses, custodial expenses, acquired fund fees and expenses, taxes, interest (including borrowing costs and dividend expenses on securities sold short), litigation expenses and other extraordinary expenses. The Cambria Global Value ETF and Cambria Emerging Shareholder Yield ETF may pay up to 0.10% in custody fees. The Management Agreement for the Funds provides that it may be terminated at any time, without the payment of any penalty, by the Board of Trustees or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on 60 days’ written notice to the Investment Adviser, and by the Investment Adviser on 60 days’ written notice to the Trust and that it shall be automatically terminated if it is assigned.

Cambria Cannabis ETF has agreed to waive 0.17% of its advisory fee, on an annualized basis, through at least August 31, 2023, unless otherwise terminated by the Board. The waived fees are not eligible for recapture by the Investment Adviser.

Additionally, the Investment Adviser earned $95,928 in management fees from the Cambria Global Momentum ETF related to the Fund’s investment in affiliated funds, Cambria Value and Momentum ETF, Cambria Emerging Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Shareholder Yield ETF, and Cambria Global Real Estate ETF.

Administrator, Custodian and Transfer Agent — ALPS Fund Services, Inc. (the “Administrator”) serves as the Funds’ Administrator pursuant to an administration agreement. Brown Brothers Harriman & Co. (the “Custodian” and “Transfer Agent”) serves as the Funds’ Custodian and Transfer Agent pursuant to a Custodian Agreement and a Transfer Agency Services Agreement.

Distribution Agreement — ALPS Distributors Inc., an affiliate of the Administrator, serves as the Funds’ distributor of Creation Units pursuant to a distribution agreement. The distributor does not maintain any secondary market in Fund shares.

The Trust has adopted a Distribution and Service Plan (“Plan”) pursuant to Rule 12b–1 under the Investment Company Act of 1940 (the “1940 Act”). In accordance with the Plan, the Funds are authorized to pay an amount up to 0.25% of their average daily net assets each year for certain distribution–related activities. However, no such fee is currently paid by the Funds, and the Board of Trustees has not currently approved the commencement of any payments under the Plan.

Certain officers and trustees of the Funds during and as of the year ended April 30, 2022 are officers/employees of the Investment Adviser, the Administrator, or ALPS Distributors Inc.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

5. INVESTMENT TRANSACTIONS

For the year ended April 30, 2022, the purchases and sales of investments in securities, excluding in–kind transactions, long–term U.S. Government and short–term securities, were:

	Purchases of	Proceeds from Sales
Fund	Securities	of Securities
Cambria Shareholder Yield ETF	$184,149,934	$189,065,811
Cambria Foreign Shareholder Yield ETF	29,569,808	27,542,954
Cambria Global Value ETF	3,946,861	4,437,322
Cambria Global Momentum ETF	44,535,799	43,939,528
Cambria Global Asset Allocation ETF	4,780,388	4,139,666
Cambria Value and Momentum ETF	17,002,873	20,225,690
Cambria Global Tail Risk ETF	68,441	1,635,126
Cambria Emerging Shareholder Yield ETF	66,148,668	36,026,932
Cambria Tail Risk ETF	–	–
Cambria Trinity ETF	11,970,500	11,945,428
Cambria Cannabis ETF	12,634,194	13,364,782
Cambria Global Real Estate ETF	21,547,148	21,860,735

For the year ended April 30, 2022, the Cambria Tail Risk ETF had purchases and sales of U.S. Government securities of $251,245,946, and $190,067,288, respectively.

For the year ended April 30, 2022, in–kind transactions associated with creations and redemptions were:

		Proceeds from Sales of	Net Realized
Fund	Purchases of Securities	Securities	Gain/(Loss)
Cambria Shareholder Yield ETF	$348,132,873	$91,495,324	$19,773,888
Cambria Foreign Shareholder Yield ETF	37,963,846	1,341,943	317,143
Cambria Global Value ETF	4,379,693	11,102,534	2,767,002
Cambria Global Momentum ETF	20,553,311	4,436,083	761,017
Cambria Global Asset Allocation ETF	1,571,503	3,040,453	494,790
Cambria Value and Momentum ETF	11,406,865	2,161,829	687,305
Cambria Emerging Shareholder Yield ETF	20,543,560	–	–
Cambria Tail Risk ETF	64,231,894	27,661,455	301,019
Cambria Trinity ETF	10,748,323	2,626,250	399,889
Cambria Cannabis ETF	1,515,151	2,086,869	537,877
Cambria Global Real Estate ETF	13,782,433	3,110,255	367,507

6. PRINCIPAL RISKS

As with all ETFs, shareholders of the Funds are subject to the risk that their investments could lose money, including the possible loss of the entire principal amount of an investment, over short or long periods of time. An investment is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Funds are subject to the principal risks set forth in their prospectuses under the heading ‘‘Principal Risks.’’ Some of these risks, any of which may adversely affect a Fund’s NAV, trading price, yield, total return, or ability to meet its investment objective, are set forth below.

Cannabis Industry Risk — Cannabis Companies are subject to various laws and regulations that may differ at the local and federal level. These laws and regulations may significantly affect a Cannabis Company’s ability to secure financing, impact the market for cannabis industry sales and services, and set limitations on marijuana use, production, transportation, and storage. Cannabis Companies may also be required to secure permits and authorizations from government agencies to cultivate or research marijuana. In addition, Cannabis Companies are subject to the risks associated with the agricultural, biotechnology, and pharmaceutical industries. The Cambria Cannabis ETF invests in publicly–traded Cannabis Companies primarily

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

listed and traded on a national securities exchange that operates in a jurisdiction where the Cannabis Companies’ cannabis–related business activities are legal under the national and local laws of the relevant jurisdiction, including U.S. federal and state laws.

Cash Redemption Risk — A Fund’s investment strategy may require it to effect redemptions, in whole or in part, for cash. As a result, a Fund may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. This may cause a Fund to recognize investment income and/or capital gains or losses that it might not have recognized if it had completely satisfied the redemption in–kind. As a result, such Fund may be less tax efficient if it includes such a cash payment than if the in–kind redemption process was used exclusively (i.e., securities are distributed as payment of redemption proceeds). In addition, cash redemptions may incur higher brokerage costs than in–kind redemptions and these added costs may be borne by the Fund and negatively impact Fund performance.

Commodity Investing Risk. Investing in commodity–related companies may subject a Fund to greater volatility than investments in traditional securities. The commodities markets have experienced periods of extreme volatility. Similar future market conditions may result in rapid and substantial valuation increases or decreases in the Fund’s holdings.

Currency Strategies Risk. Currency exchange rates may fluctuate significantly over short periods of time and can be unpredictably affected by political developments or government intervention. Changes in currency exchange rates may affect the U.S. dollar value of the Fund’s investments.

Cyber Security Risk — Each Fund, and its service providers, may be susceptible to operational and information security risks resulting from a breach in cyber security, including cyber–attacks. A breach in cyber security, intentional or unintentional, may adversely impact the Fund in many ways, including, but not limited to, disruption of the Fund’s operational capacity, loss of proprietary information, theft or corruption of data maintained online or digitally, denial–of–service attacks on websites or network resources, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund’s third–party service providers, including Cambria, the custodian, and the transfer agent, may subject the Fund to many of the same risks associated with direct cyber security breaches and adversely impact the Fund. For instance, cyber–attacks may impact the Fund’s ability to calculate its NAV, cause the release of confidential business information, impede trading, cause the Fund to incur additional compliance costs associated with corrective measures, subject the Fund to regulatory fines or other financial losses, and/or cause reputational damage to the Fund. Cyber security breaches of market makers, Authorized Participants, or the issuers of securities in which the Fund invests could also have material adverse consequences on the Fund’s business operations and cause financial losses for the Fund and its shareholders. While the Fund and its service providers have established business continuity plans and risk management systems designed to address cyber security risks, prevent cyber-attacks and mitigate the impact of cyber security breaches, there are inherent limitations on such plans and systems. In addition, the Fund has no control over the cyber security protections put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders.

Derivatives Risk — Derivatives are financial instruments that have a value which depends upon, or is derived from, a reference asset, such as one or more underlying securities, pools of securities, indexes, rates or currencies. Derivatives may result in investment exposures that are greater than their cost would suggest; in other words, a small investment in a derivative may have a large impact on Fund performance. The successful use of derivatives generally depends on the ability to predict market movements. The use of these instruments requires special skills and knowledge of investment techniques that are different than those normally required for purchasing and selling securities. If the Adviser uses a derivative instrument at the wrong time or judges market conditions incorrectly, or if the derivative instrument does not perform as expected, these strategies may significantly reduce a Fund’s return. A Fund could also experience losses if it is unable to close out a position because the market for an instrument or position is or becomes illiquid.

Dividend Paying Security Risk — Securities that pay high dividends as a group can fall out of favor with the market, causing these companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of companies owned by the Funds and the capital resources available for these companies’ dividend payments may adversely affect the Funds.

Emerging Markets Risk — Investments in securities and instruments traded in developing or emerging markets, or that provide exposure to these securities or markets, can involve additional risks relating to political, economic, or regulatory conditions not associated with investments in U.S. securities and instruments or investments in more developed international markets. For example, emerging markets may be subject to, among other risks, greater market volatility; lower trading volume and liquidity; greater social, political and economic uncertainty; governmental controls on foreign investments and limitations on repatriation of invested capital; lower disclosure, corporate governance, auditing and financial reporting standards; fewer protections of property rights; restrictions on the transfer of securities or currency; and settlement and trading practices that differ from U.S. markets and markets of more developed countries. Each of these factors may impact the ability of the Fund to buy, sell or otherwise transfer securities, adversely affect the trading market and price for Fund shares and cause the Fund to decline in value.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

Equity Investing Risk — The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Exchange-Traded Funds and Exchange-Traded Products (“ETP”) and Investment Companies Risk — The risks of investing in securities of ETFs, ETPs and investment companies typically reflect the risks of the types of instruments in which the underlying ETF, ETP or investment company invests. In addition, with such investments, a Fund bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Fixed Income Risk — A decline in an issuer’s credit rating may cause a decrease in the value of its fixed income securities and an increase in their investment risk and volatility. During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” (or repay) the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income. The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase.

Foreign Investment Risk — Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in or exposures to foreign securities by a Fund are subject to special risks, including risks associated with foreign securities generally, including differences in information available about issuers of securities and investor protection standards applicable in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; currency risks; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions.

Futures Contracts Risk — Risks associated with the use of futures contracts include the following: (i) an imperfect correlation between movements in prices of index futures contracts and movements in the value of the stock index that the instrument is designed to simulate; and (ii) the possibility of an illiquid secondary market for a futures contract and the resulting inability to close a position prior to its maturity date. Investments in futures may expose the Fund to leverage.

Geographic Investment Risk – To the extent a Fund invests a significant portion of its assets in the securities of companies of a single country or region, it is more likely to be impacted by events or conditions affecting that country or region.

Hedging Risk – Options used by a Fund to offset its exposure to tail risk or reduce volatility may not perform as intended. There can be no assurance that a Fund’s put option strategy will be effective. It may expose a Fund to losses, e.g., option premiums, to which it would not have otherwise been exposed if it only invested, directly or indirectly, in U.S. government bonds and ex-U.S. sovereign bonds. Further, the put option strategy may not fully protect a Fund against declines in the value of its portfolio securities.

High Yield Securities Risk — High yield securities and unrated securities of comparable credit quality are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations. High yield securities are subject to a greater risk of default and investments in them are inherently speculative. The secondary markets in which high yield securities are traded may be less liquid and more volatile than the market for higher grade securities.

Inflation-Protected Security Risk — Inflation-protected securities, such as Treasury inflation-protected securities (TIPS), provide protection against inflation. Inflation-protected securities typically decrease in value when real interest rates rise and increase in value when real interest rates fall.

Interest Rate Risk — The market value of fixed income securities generally changes in response to changes in interest rates. As interest rates rise, the value of certain fixed income securities is likely to decrease. Similarly, if interest rates decline, the value of fixed income securities is likely to increase. Interest rate risk is generally lower for shorter-term investments and higher for longer-term investments.

International Closed-Market Trading Risk — Because a Fund’s investments may be traded in markets that are closed when the Exchange is open, there are likely to be deviations between the current pricing of an underlying investment and stale investment pricing (i.e., the last quote from its closed foreign market), resulting in premiums or discounts to NAV that may be greater than those experienced by other ETFs.

Investment Risk — An investment in a Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. When you sell your Shares, they could be worth less than what you paid for them.

Annual Report | April 30, 2022	83

Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

Liquidity Risk — A Fund may purchase options and fixed income securities that may be less liquid than other types of investments. The options and fixed income securities purchased by a Fund may not always be liquid. This could have a negative effect on a Fund’s ability to achieve its investment objective and may result in losses to Fund shareholders.

Management Risk — The Funds are all actively managed and use proprietary investment strategies and processes. There can be no guarantee that these strategies and processes will produce the intended results and no guarantee that a Fund will achieve its investment objective. This could result in a Fund’s underperformance compared to other funds with similar investment objectives.

Market Events Risk — Turbulence in the financial markets, reduced liquidity in the equity markets, and/or the advent of certain economic or political events, including global events such as war, acts of terrorism or a public health crisis, may negatively affect issuers, which could have an adverse effect on certain Fund holdings. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and higher levels of Fund redemptions, which could have a negative impact on certain Fund holdings. In a declining stock market, stock prices for all companies (including those in the Fund’s portfolio) may decline, regardless of their long–term prospects. On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known.

Market Risk of Recent Events — The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the Fund’s investments.

Options Risk — Options are subject to correlation risk because there may be an imperfect correlation between the prices of options and movements in the price of the underlying securities. Options may expire unexercised, causing the Fund to lose the premium paid for them. The success of the Fund’s investment in options depends upon many factors, such as the price of the options which is a function of various factors that may change rapidly over time. If a counterparty defaults, the Fund’s only recourse will be to pursue contractual remedies against the counterparty, and the Fund may be unsuccessful in its pursuit. The Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to an over–the–counter options transaction.

Premium-Discount Risk — The shares may trade above or below their NAV. The NAV of the Fund will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of shares, however, will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, shares on the Exchange. The trading price of shares may deviate significantly from NAV during periods of market volatility. Cambria cannot predict whether shares will trade below, at or above their NAV. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for shares will be closely related to, but not identical to, the same forces influencing the prices of the securities held by the Fund. However, given that shares can be purchased and redeemed in large blocks of shares, called Creation Units (unlike shares of closed–end funds, which frequently trade at appreciable discounts from, and sometimes at premiums to, their NAV), and the Fund’s portfolio holdings are fully disclosed on a daily basis, Cambria believes that large discounts or premiums to the NAV of shares should not be sustained, but that may not be the case.

Portfolio Turnover Risk — Because the Cambria Tail Risk ETF and Cambria Global Tail Risk ETF “turn over” their put options every month, the Funds will incur high levels of transaction costs from commissions or mark-ups in the bid/offer spread. Higher portfolio turnover may result in a Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Portfolio turnover risk may cause a Fund’s performance to be less than you expect. While the turnover of the put options is not deemed “portfolio turnover” for accounting purposes, the economic impact to the Cambria Tail Risk ETF and Cambria Global Tail Risk ETF is similar to what could occur if the Fund experienced high portfolio turnover (e.g., in excess of 100% per year). Other Funds' strategies may also result in high portfolio turnover rates.

Real Estate Investments Risk — The Cambria Global Real Estate ETF's investments are concentrated in real estate-related industries, and the Fund may be susceptible to loss due to adverse occurrences affecting these industries. Investments in real estate are subject to certain risks, including declines in the real estate market, decreases in property revenues, increases in interest rates, increases in property taxes and operating expenses, legal and regulatory changes, a lack of credit or capital, defaults by borrowers or tenants, environmental problems and natural disasters. The availability of mortgages and changes in interest rates may also affect real estate values.

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

Real Estate Investment Trust "REIT" Risk. In addition to the risks associated with the direct ownership of real estate and real estate–related securities, REITs are subject to additional risks, including those related to adverse governmental actions, and the performance of a REIT may be affected by its failure to qualify for tax–free pass through of income or its failure to maintain exemption from registration as an investment company. REITs are dependent upon specialized management skills and may invest in relatively few properties, a small geographic area or a small number of property types. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self–liquidations. As a result, investments in REITs may be volatile. REITs also have their own fees and expenses, and the Fund will indirectly bear a proportionate share of those fees and expenses.

Secondary Market Trading Risk — Investors buying or selling shares in the secondary market will generally pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares. In addition, secondary market investors will also incur the cost of the difference between the price that an investor is willing to pay for shares (the “bid” price) and the price at which an investor is willing to sell shares (the “ask” price). This difference in bid and ask prices is often referred to as the “spread” or “bid/ask spread.” The bid/ask spread varies over time for shares based on trading volume and market liquidity, and is generally lower if the Fund’s shares have more trading volume and market liquidity and higher if the Fund’s shares have little trading volume and market liquidity. Further, increased market volatility may cause increased bid/ask spreads.

Although the shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. Further, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to the Exchange “circuit breaker” rules. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged.

Sector Risk — To the extent that a Fund invests a significant portion of its assets in a particular sector, the Fund may be susceptible to loss due to adverse occurrences affecting that sector.

Consumer Staples Sector Risk. The consumer staples sector includes, for example, food and drug retail and companies whose primary lines of business are food, beverage and other household items, including agricultural products. This sector can be significantly affected by, among other things, changes in price and availability of underlying commodities, rising energy prices and global and economic conditions.

Financial Services Sector Risk. Performance of companies in the financial services sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. This sector has experienced significant losses in the recent past, and the impact of more stringent capital requirements and of recent or future regulation on any individual financial company or on the sector as a whole cannot be predicted.

Health Care Sector Risk. The health care sector includes, for example, biotechnology, pharmaceutical, health care facilities, and health care equipment and supply companies. This sector can be significantly affected by, among other things, lapsing patent protection, technological developments that make drugs obsolete, government regulation, price controls, and approvals for drugs.

Materials Sector Risk. Issuers in the materials sector may be adversely affected by commodity price volatility, exchange rates, import controls, increased competition, depletion of resources, technical progress, labor relations and government regulations, among other factors. Issuers in the materials sector may be liable for environmental damage and product liability claims. Production of materials may exceed demand as a result of market imbalances or economic downturns, leading to poor investment returns.

Small and Medium Capitalization Company Risk — Investing in securities of small and medium capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Small and medium capitalization companies are sometimes more dependent on key personnel or limited product lines than larger, more diversified companies. Often, small and medium capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

7. GUARANTEES AND INDEMNIFICATIONS

In the normal course of business, the Funds enter into contracts with third–party service providers that contain a variety of representations and warranties and that provide general indemnifications. Additionally, under the Funds’ organizational documents, the officers and trustees are

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

indemnified against certain liabilities arising out of the performance of their duties to the Funds. The Funds’ maximum exposure under these arrangements is unknown, as it involves possible future claims that may or may not be made against the Funds. Based on experience, the Investment Adviser is of the view that the risk of loss to the Funds in connection with the Funds’ indemnification obligations is remote; however, there can be no assurance that such obligations will not result in material liabilities that adversely affect the Funds.

8. INCOME TAXES

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. These differences are primarily attributable to redemption in kind transactions and net operating loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period.

		Total Distributable
Fund	Paid-in Capital	Earnings
Cambria Shareholder Yield ETF	$19,773,888	$(19,773,888)
Cambria Foreign Shareholder Yield ETF	302,327	(302,327)
Cambria Global Value ETF	2,724,192	(2,724,192)
Cambria Global Momentum ETF	610,916	(610,916)
Cambria Global Asset Allocation ETF	489,878	(489,878)
Cambria Value and Momentum ETF	686,812	(686,812)
Cambria Tail Risk ETF	(4,038,436)	4,038,436
Cambria Trinity ETF	371,911	(371,911)
Cambria Cannabis ETF	537,877	(537,877)
Cambria Global Real Estate ETF	359,131	(359,131)
Cambria Global Tail Risk ETF	(599,097)	599,097

For tax purposes, short–term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the fiscal year or period April 30, 2021, were as follows:

		Long-Term Capital
Fund	Ordinary Income	Gains	Return of Capital
Cambria Shareholder Yield ETF	$1,860,874	$–	$–
Cambria Foreign Shareholder Yield ETF	817,590	–	–
Cambria Global Value ETF	2,069,920	–	–
Cambria Global Momentum ETF	736,098	–	62,066
Cambria Global Asset Allocation ETF	1,293,079	–	–
Cambria Value and Momentum ETF	129,877	–	–
Cambria Global Tail Risk ETF	–	–	137,642
Cambria Emerging Shareholder Yield ETF	1,434,973	–	–
Cambria Tail Risk ETF	505,834	–	–
Cambria Trinity ETF	727,809	–	–
Cambria Cannabis ETF	614,512	–	–
Cambria Global Real Estate ETF	156,757	–	–

86	www.cambriafunds.com

Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

For tax purposes, short term realized gains are considered ordinary income. The tax character of dividends and distributions declared during the fiscal year or period ending April 30, 2022, were as follows:

		Long-Term Capital
Fund	Ordinary Income	Gains	Return of Capital
Cambria Shareholder Yield ETF	$6,890,165	$1,374,896	$–
Cambria Foreign Shareholder Yield ETF	2,195,125	–	–
Cambria Global Value ETF	4,429,824	–	–
Cambria Global Momentum ETF	2,629,099	–	137,036
Cambria Global Asset Allocation ETF	3,290,869	–	–
Cambria Value and Momentum ETF	252,960	–	–
Cambria Emerging Shareholder Yield ETF	4,467,930	1,310,258	–
Cambria Tail Risk ETF	2,160,957	–	–
Cambria Trinity ETF	2,670,015	66,315	–
Cambria Cannabis ETF	724,710	–	–
Cambria Global Real Estate ETF	1,625,722	291,112	115,789

As of April 30, 2022, the components of distributable earnings (accumulated losses) on a tax basis were as follows:

			Net Unrealized
			Appreciation/	Other Cumulative
	(Over)/ Undistributed	Accumulated Capital	(Depreciation) on	Effect of Timing	Total distributable
Fund	Ordinary Income	Gains/ (Losses)	Investments	Differences	earnings
Cambria Shareholder Yield ETF	$40,442	$3,350,442	$(11,299,508)	$–	$(7,908,624)
Cambria Foreign Shareholder Yield ETF	191,659	(1,975,099)	(2,075,559)	–	(3,858,999)
Cambria Global Value ETF	1,192,786	(26,552,334)	(11,727,088)	–	(37,086,636)
Cambria Global Momentum ETF	–	(808,658)	5,750,660	–	4,942,002
Cambria Global Asset Allocation ETF	66,461	178,108	707,221	–	951,790
Cambria Value and Momentum ETF	8,387	(7,575,291)	2,726,550	–	(4,840,354)
Cambria Emerging Shareholder Yield ETF	195,128	1,582,524	(11,890,227)	–	(10,112,575)
Cambria Tail Risk ETF	327,884	(48,945,217)	(52,973,341)	–	(101,590,674)
Cambria Trinity ETF	–	543,383	1,652,678	–	2,196,061
Cambria Cannabis ETF	–	(1,913,204)	(16,130,508)	(20,982)	(18,064,694)
Cambria Global Real Estate ETF	–	–	105,213	(59,704)	45,509
Cambria Global Tail Risk ETF	–	(340,625)	(1,146,455)	(3,617)	(1,490,697)

The difference between the federal income tax cost of portfolio investments and other financial instruments and the financial statement cost is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are due to the tax deferral of losses on wash sales, the tax treatment of passive foreign investment companies, partnership investments, the tax treatment of grantor trusts, and certain market to market adjustments.

Funds are permitted to carry forward losses for an unlimited period and losses that are carried forward will retain their character as either short term or long term capital losses. As of April 30, 2022, the Funds have the following capital loss carryforwards and offset capital gains for an unlimited period:

Fund	Non-Expiring Short-Term	Non-Expiring Long-Term
Cambria Foreign Shareholder Yield ETF	$1,975,099	$–
Cambria Global Value ETF	1,765,637	24,786,697
Cambria Global Momentum ETF	808,658	–
Cambria Value and Momentum ETF	7,575,291	–
Cambria Tail Risk ETF	21,015,136	27,930,081
Cambria Cannabis ETF	277,418	1,635,785
Cambria Global Tail Risk ETF	264,305	76,320

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Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

During the period ended April 30, 2022, the Cambria Foreign Shareholder Yield ETF, the Cambria Global Momentum ETF, the Cambria Global Asset Allocation ETF, the Cambria Value and Momentum ETF, the Cambria Emerging Shareholder Yield ETF, and the Cambria Trinity ETF utilized $3,261,022, $9,586,806, $542,210, $2,849,489, $1,952,592, and $1,930,586 of capital loss carryforwards to offset capital gains, respectively.

The Funds elect to defer to the period ending April 30, 2023, late year ordinary losses in the amount of:

Fund	Ordinary Losses Deferred
Cambria Cannabis ETF	$20,982
Cambria Global Real Estate ETF	59,704
Cambria Global Tail Risk ETF	3,617

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments and foreign currency held by the Funds at April 30, 2022, were as follows:

			Net Appreciation/
	Gross Appreciation	Gross Depreciation	(Depreciation) of	Net Unrealized	Cost of Investments
	(excess of value over	(excess of tax cost	Foreign Currency	Appreciation/	for Income Tax
Fund	tax cost)	over value)	and Derivatives	(Depreciation)	Purposes
Cambria Shareholder Yield ETF	$41,657,439	$(52,957,666)	$719	$(11,299,508)	$543,993,568
Cambria Foreign Shareholder Yield ETF	4,340,146	(6,372,333)	(43,372)	(2,075,559)	68,710,625
Cambria Global Value ETF	18,150,588	(29,850,013)	(27,663)	(11,727,088)	113,574,178
Cambria Global Momentum ETF	7,941,940	(2,191,280)	–	5,750,660	79,516,396
Cambria Global Asset Allocation ETF	3,943,192	(3,236,304)	333	707,221	52,151,151
Cambria Value and Momentum ETF	4,061,621	(1,335,071)	–	2,726,550	23,344,743
Cambria Global Tail Risk ETF	33,015	(1,173,124)	(6,346)	(1,146,455)	7,045,123
Cambria Emerging Shareholder Yield ETF	12,354,962	(23,640,910)	(604,279)	(11,890,227)*	102,978,861
Cambria Tail Risk ETF	473,877	(53,447,218)	–	(52,973,341)	440,766,241
Cambria Trinity ETF	3,755,368	(2,102,690)	–	1,652,678	53,158,392
Cambria Cannabis ETF	1,131,661	(17,259,857)	(2,312)	(16,130,508)	39,580,877
Cambria Global Real Estate ETF	1,782,017	(1,672,957)	(3,847)	105,213	23,524,218

*	Net of Deferred Capital Gains Tax of $592,296.

9. SECURITIES LENDING

The Funds have entered into a Securities Lending Agreement with Brown Brothers Harriman & Co., (the “Lending Agent”) to lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Trust’s Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the respective Fund (including the loan collateral). The Funds will not lend portfolio securities to the Adviser or its affiliates unless permissible under the 1940 Act and the rules and promulgations thereunder. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 102% of the then market value of domestic loaned securities and 105% of the value of foreign equity securities. However, due to market fluctuations during the day, the value of securities loaned on a particular day may, during the course of the day, exceed the value of collateral. On each business day, the amount of collateral is adjusted based on the prior day’s market fluctuations and the current day’s lending activity. Income from lending activity is determined by the amount of interest earned on collateral, less any amounts payable to the borrowers of the securities and the lending agent. Lending securities involves certain risks, including the risk that the Funds may be delayed or restricted from recovering the loaned securities or disposing of the collateral for the loan, which could give rise to loss because of adverse market actions, expenses and/or delays in connection with the disposition of the underlying securities. Any gain or loss in the market price of the securities loaned and income from lending activity by the Funds that might occur during the term of the loan would be for the account of that Fund.

Cash collateral received in connection with securities lending of each applicable Fund is invested in Fidelity Investments Money Market Treasury Portfolio Institutional Class and is presented on the Schedules of Investments.

88	www.cambriafunds.com

Cambria ETF Trust	Notes to Financial Statements
April 30, 2022

Securities lending transactions are entered into by a Fund under the Securities Lending Agreement, which permits a Fund, under certain circumstances such as an event of default, to offset amounts payable by a Fund to the same counterparty against amounts receivable from the counterparty to create a net payment due to or from a Fund.

The following is a summary of securities lending agreements held by the Funds, with cash collateral of overnight and continuous maturities and non-cash collateral, if any, which would be subject to offset as of April 30, 2022:

	Gross Amount of
	Recognized Assets	Value of Cash
	(Value of Securities on Loan)	Collateral Received(1)	Net Amount
Cambria Shareholder Yield ETF	$27,074,248	$27,074,248	$–
Cambria Foreign Shareholder Yield ETF	1,529,051	1,529,051	–
Cambria Global Value ETF	2,829,911	2,829,911	–
Cambria Global Momentum ETF	3,592,240	3,592,240	–
Cambria Global Asset Allocation ETF	6,839,716	6,839,716	–
Cambria Value And Momentum ETF	585,356	585,356	–
Cambria Global Tail Risk ETF	1,421,253	1,421,253	–
Cambria Emerging Shareholder Yield ETF	697,910	697,910	–
Cambria Trinity ETF	4,483,664	4,483,664	–
Cambria Cannabis ETF	2,851,092	2,851,092	–

(1)	Excess collateral (received) in connection with the above securities lending transactions is not shown for financial reporting purposes. The value of loaned securities and related collateral outstanding at April 30, 2022 are shown in each Fund’s Schedule of Investments.

10. SUBSEQUENT EVENTS

Management has evaluated subsequent events through the date of issuance of these financial statements and has determined that there are no subsequent events that require adjustment to, or disclosure in, the financial statements.

Annual Report | April 30, 2022	89

Cambria ETF Trust	Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Cambria ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Cambria ETF Trust comprising the funds listed below (the “Funds”) as of April 30, 2022, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2022, the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated below, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights
Cambria Shareholder Yield ETF, Cambria Foreign Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Momentum ETF, Cambria Global Asset Allocation ETF, Cambria Value and Momentum ETF, Cambria Global Tail Risk ETF, Cambria Emerging Shareholder Yield ETF and Cambria Tail Risk ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021, 2020, 2019, and 2018
Cambria Trinity ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022, 2021 and 2020, and for the period from September 7, 2018 (commencement of operations) through April 30, 2019
Cambria Cannabis ETF	For the year ended April 30, 2022	For the years ended April 30, 2022 and 2021	For the years ended April 30, 2022 and 2021, and for the period from July 24, 2019 (commencement of operations) through April 30, 2020
Cambria Global Real Estate ETF	For the year ended April 30, 2022	For the year ended April 30, 2022 and for the period from September 23, 2020 (commencement of operations) through April 30, 2021

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2016.

COHEN & COMPANY, LTD.

Cleveland, Ohio

June 29, 2022

90	www.cambriafunds.com

Cambria ETF Trust	Disclosure of Fund Expenses
April 30, 2022 (Unaudited)

All ETFs have operating expenses. As a shareholder of an ETF, your investment is affected by these ongoing costs, which include (among others) costs for ETF management and brokerage fees. It is important for you to understand the impact of these costs on your investment returns. Shareholder may incur brokerage commissions on their purchase and sales of Fund Shares, which are not reflected in the examples below.

Operating expenses such as these are deducted from an ETF’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of the ETF’s average net assets; this percentage is known as the ETF’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other funds. The examples do not reflect any brokerage commissions that you may pay on purchases and sales of Shares. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2021 to April 30, 2022).

The table below illustrates your Fund’s costs in two ways:

Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Commission requires all funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other funds.

NOTE: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

				Expenses Paid
	Beginning Account	Ending Account		During period
	Value	Value		November 1, 2021 -
	November 1, 2021	April 30, 2022	Expense Ratio(a)	April 30, 2022(b)
Cambria Shareholder Yield ETF
Actual	$1,000.00	$986.40	0.59%	$2.91
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

Cambria Foreign Shareholder Yield ETF
Actual	$1,000.00	$969.20	0.59%	$2.88
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

Cambria Global Value ETF
Actual	$1,000.00	$868.60	0.67%	$3.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.47	0.67%	$3.36

Cambria Global Momentum ETF
Actual	$1,000.00	$1,059.50	0.59%	$3.01
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

Annual Report | April 30, 2022	91

Cambria ETF Trust	Disclosure of Fund Expenses
April 30, 2022 (Unaudited)

				Expenses Paid
	Beginning Account	Ending Account		During period
	Value	Value		November 1, 2021 -
	November 1, 2021	April 30, 2022	Expense Ratio(a)	April 30, 2022(b)
Cambria Global Asset Allocation ETF
Actual	$1,000.00	$946.20	–%	$–
Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	–%	$–

Cambria Value and Momentum ETF
Actual	$1,000.00	$1,053.40	0.59%	$3.00
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

Cambria Global Tail Risk ETF
Actual	$1,000.00	$978.40	0.59%	$2.89
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

Cambria Emerging Shareholder Yield ETF
Actual	$1,000.00	$874.40	0.63%	$2.93
Hypothetical (5% return before expenses)	$1,000.00	$1,021.67	0.63%	$3.16

Cambria Tail Risk ETF
Actual	$1,000.00	$940.50	0.59%	$2.84
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

Cambria Trinity ETF
Actual	$1,000.00	$1,004.20	–%	$–
Hypothetical (5% return before expenses)	$1,000.00	$1,024.79	–%	$–

Cambria Cannabis ETF
Actual	$1,000.00	$742.50	0.42%	$1.81
Hypothetical (5% return before expenses)	$1,000.00	$1,022.71	0.42%	$2.11

Cambria Global Real Estate ETF
Actual	$1,000.00	$996.10	0.59%	$2.92
Hypothetical (5% return before expenses)	$1,000.00	$1,021.87	0.59%	$2.96

(a)	The Fund's expense ratios have been annualized based on the Fund's most recent fiscal half-year expenses.
(b)	Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year 181/365 (to reflect the half-year period).

92	www.cambriafunds.com

Cambria ETF Trust	Approval of Advisory Agreement & Board Considerations
April 30, 2022 (Unaudited)

The Board of Trustees (the “Board”) of Cambria ETF Trust (the “Trust”), including those Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the Trust (the “Independent Trustees”), attended a meeting held on March 9, 2022 (the “Meeting”), called for the purpose of, among other things, the consideration of, and voting on, the approval and continuation of the investment advisory agreement (the “Agreement”) between Cambria Investment Management, L.P. (“Cambria”) and the Trust, with respect to each series of the Trust (each, a “Fund” and, collectively, the “Funds”). In preparation for its deliberations, the Board requested and reviewed written responses from Cambria to a due diligence questionnaire circulated on the Board’s behalf relating to the Funds. During its deliberations, the Board received an oral presentation from Cambria and was assisted by the advice of independent legal counsel.

In evaluating the Agreement, the Board reviewed information regarding Cambria’s personnel, operations, and financial condition. In addition, the Board considered the evaluation process of Cambria to be ongoing and, in this regard, the Board considered information about Cambria derived from prior meetings of the Board concerning Cambria’s performance and services with respect to the Funds as part of the 15(c) review process. At the Meeting, the Board considered: (1) the nature, extent and quality of the services to be provided to the Funds by Cambria; (2) the investment performance of Cambria with respect to each Fund; (3) the costs of the services provided by Cambria and the profitability to Cambria derived from its relationship with each Fund; (4) the advisory fee and total expense ratio of each Fund as compared to its relevant peer group of funds (each, a “Peer Group”); (5) the extent to which economies of scale would be realized as the Funds grow and whether the advisory fee would enable investors to share in the benefits of economies of scale; (6) any other financial benefits (such as soft dollars, if any) to be derived by Cambria and its affiliates from their relationship with the Funds; (7) Cambria’s reputation, expertise and resources in the financial markets; (8) Cambria’s investment management personnel; (9) Cambria’s operations and financial condition; (10) Cambria’s compliance program; and (11) other factors the Board deemed relevant.

The discussion immediately below outlines in greater detail the materials and information presented to the Board in connection with its consideration and approval of the Agreement, and the conclusions made by the Board at the Meeting when determining to approve the Agreement on behalf of the Funds.

Nature, Extent and Quality of Services. The Board reviewed the nature, quality and extent of the overall services to be provided by Cambria to the Funds. In particular, the Board considered Cambria’s responsibilities under the terms of the Agreement, recognizing that Cambria had invested significant time and effort in structuring the Trust, developing the Funds, obtaining the necessary exemptive relief from the Securities and Exchange Commission (“SEC”), arranging service providers, exploring various sales channels, and assessing the appeal for each Fund’s investment strategy. In addition, the Board considered that Cambria is responsible for providing investment advisory services to each Fund, monitoring compliance with each Fund’s objectives, policies and restrictions, and carrying out directives of the Board. The Board also considered the services provided by Cambria in the oversight of the Trust’s distributor, administrator, transfer agent, and custodian. In addition, the Board evaluated the integrity of Cambria’s personnel, the professional qualifications and experience of the portfolio management team in managing assets, their experiences with Cambria’s services, and the adequacy of Cambria’s resources and financial condition. Based on its review, within the context of its full deliberations, the Board determined that it was satisfied with the nature, extent and quality of the services to be provided to the Funds by Cambria.

Performance. The Board noted that it considered the performance of the Funds throughout the year and reviewed each Fund’s performance for the three-month, 12-month, and since inception periods ended January 31, 2022. In this regard, among other things, the Board considered reports comparing each Fund’s total returns to the total returns of the Fund’s Peer Group and its benchmark index. Representatives from Cambria provided information regarding and led discussions of factors impacting the performance of each Fund, outlining current market conditions and explaining their expectations and strategies for the future.

Cambria Shareholder Yield ETF: The Board considered that the Fund outperformed, before fees and expenses, the S&P 500, its benchmark index, for the three- and 12-month periods, but the Fund underperformed the same benchmark for the since inception period. The primary driver of the Fund’s outperformance during the three-month period was an underweight allocation to the Communication Services sector and security selection within the Financial and Technology sectors. The Fund’s overweight allocation to the Financial and Energy sectors contributed to its 12-month period outperformance, while an underweight allocation to the Technology sector detracted from its outperformance. The Board further noted that the Fund generally performed within the range of its Peer Group for each period, but the Fund’s performance exceeded the performance of all funds in the Peer Group for the since inception period.

Cambria Foreign Shareholder Yield ETF: The Board considered that the Fund significantly outperformed, before fees and expenses, the MSCI EAFE Index, its benchmark index, for the three- and 12-month periods, but the Fund slightly underperformed the same benchmark for the since inception period. The primary driver of the Fund’s outperformance during the three-month period was security selection within Japan, Hong Kong and the Netherlands relative to its benchmark. The Fund’s overweight allocation to Canada and security selection in Hong Kong contributed to its 12-month period outperformance, while an underweight allocation to France and security selection in Sweden detracted from its outperformance. The Board further noted that the Fund generally performed within the range of its Peer Group for each period, but the Fund’s performance lagged behind the performance of all funds in the Peer Group for the three-month period.

Annual Report | April 30, 2022	93

Cambria ETF Trust	Approval of Advisory Agreement & Board Considerations
April 30, 2022 (Unaudited)

Cambria Global Value ETF: The Board considered that the Fund slightly outperformed, before fees and expenses, the MSCI ACWI Total Return Index, its benchmark index, for the three-month period, but the Fund significantly underperformed the same benchmark for the 12-month and since inception periods. The primary driver of the Fund’s outperformance during the three-month period was an overweight allocation to Colombia and the Czech Republic relative to its benchmark. The Fund’s underweight allocation to U.S. companies and exposure to the Turkish lira contributed to its 12-month period underperformance, while an overweight allocation to the Czech Republic and Austria improved the Fund’s performance. The Board further noted that the Fund generally performed within the range of its Peer Group for the three- and 12-month periods, but the Fund’s performance significantly lagged behind the performance of all funds in the Peer Group for the since inception period.

Cambria Global Momentum ETF: The Board considered that the Fund outperformed, before fees and expenses, the S&P Balanced Equity and Bond – Moderate Index, its benchmark index, for the three- and 12-month periods, but the Fund significantly underperformed the same benchmark for the since inception period. The primary driver of the Fund’s outperformance during the three-month period was an overweight allocation to commodities and the Energy sector. The Fund’s overweight allocation to commodities, U.S. equities and the Energy sector contributed to its 12-month period outperformance. The Board further noted that the Fund generally performed within the range of its Peer Group for each period, but the Fund’s performance exceeded the performance of all funds in the Peer Group for the three- and 12-month periods.

Cambria Global Asset Allocation ETF: The Board considered that the Fund slightly outperformed, before fees and expenses, the S&P Balanced Equity and Bond – Moderate Index, its benchmark index, for the three-month period, but the Fund underperformed the same benchmark for the 12-month and since inception periods. The momentum and trend following allocations were a drag on Fund performance during the three-month period, and the Fund’s allocation to U.S. and international equities contributed largely to its positive 12-month performance. The Board further noted that the Fund generally performed within the range of its Peer Group for each period, but the Fund’s performance exceeded the performance of all funds in the Peer Group for the three-month period.

Cambria Value and Momentum ETF: The Board considered that the Fund significantly underperformed, before fees and expenses, the S&P 500, its benchmark index, for the 12-month and since inception periods, but the Fund only slightly underperformed the same benchmark for the three-month period. The primary driver of the Fund’s underperformance during the three-month period was an underweight allocation to, and security selection in, the Consumer Staples sector, and security selection within the Materials sectors relative to the benchmark, but the Fund’s 50% hedge against the S&P 500 somewhat offset this underperformance. The Fund’s 50% hedge to the S&P 500 detracted from Fund performance during the 12-month period, but its overweight allocation to the Energy and Industrials sectors helped offset its underperformance. The Board further noted that the Fund performed within the range of its Peer Group for three-month period, lagged behind the Peer Group funds for the since inception period, and significantly exceeded their performance for the 12-month period.

Cambria Global Tail Risk ETF: The Board considered that the Fund, which changed its objective and strategy on March 15, 2021, significantly underperformed, before fees and expenses, a blended benchmark of the FTSE/Citi World Government Bond Index and the Bloomberg Barclays U.S. Short Term Treasury Total Return Index Unhedged for the three-, 12-month, and since inception periods. The primary driver of the Fund’s underperformance during the three-month period was an overweight allocation to U.S. Treasuries and international sovereign bonds. The Fund’s overweight allocation to U.S. Treasuries, international sovereign bonds and put options on the MSCI EAFE Index and MSCI Emerging Markets Index contributed to its 12-month period underperformance. The Board further noted that the Fund generally performed within the range of its Peer Group for the since inception period, but the Fund’s performance lagged behind the performance of all funds in the Peer Group for the 12-month and since inception periods. The Board also considered that the Fund changed its investment objective and principal strategy within the past two years, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.

Cambria Emerging Shareholder Yield ETF: The Board considered that the Fund significantly outperformed, before fees and expenses, the MSCI Emerging Markets Total Return Index, its benchmark index, for the three-, 12-month and since inception periods. The primary driver of the Fund’s outperformance during the three-month period was underweight allocation and security selection within China, as well as security selection in India and South Korea, relative to its benchmark. The Fund’s underweight allocation and security selection within China, as well as security selection in Taiwan and South Korea, relative to its benchmark contributed to its 12-month period outperformance. The Board further noted that the Fund significantly outperformed its Peer Group for the since inception period, but the Fund’s performance lagged behind the performance of all funds in the Peer Group for the three- and 12-month periods.

Cambria Tail Risk ETF: The Board considered that the Fund significantly underperformed, before fees and expenses, the Bloomberg Barclays U.S. Short Term Treasury Total Return Index Unhedged, its benchmark index, for the three-, 12-month, and since inception periods. The primary driver of the Fund’s underperformance during the three-month period were U.S. Treasuries due to the Fund’s bearish hedge on U.S. equities. The Fund’s overweight allocation to U.S. Treasuries and put options on the S&P 500 contributed to its 12-month period underperformance. The Board further noted that the Fund generally performed within the range of its Peer Group for each period, but the Fund’s performance exceeded the performance of all funds in the Peer Group for the 12-month and since inception periods.

94	www.cambriafunds.com

Cambria ETF Trust	Approval of Advisory Agreement & Board Considerations
April 30, 2022 (Unaudited)

Cambria Trinity ETF: The Board considered that the Fund outperformed, before fees and expenses, the S&P Balanced Equity and Bond – Moderate Index, its benchmark index, for the three- and 12-month periods, but the Fund significantly underperformed the same benchmark for the since inception period. The primary drivers of the Fund’s negative performance during the three-month period were global value equities and trend following and momentum strategies. The Fund’s overweight allocation to U.S. and foreign equities and commodities contributed to its positive 12- month period performance. The Board further noted that the Fund exceeded the performance of all funds in its Peer Group for the three- and 12- month periods but the Fund’s performance lagged behind the performance of all funds in the Peer Group for its since inception period.

Cambria Cannabis ETF: The Board considered that the Fund significantly underperformed, before fees and expenses, the S&P 500, its benchmark index, for the three-, 12-month and since inception periods. The primary driver of the Fund’s underperformance during the three- and 12-month periods can be attributed to the general underperformance of the cannabis industry relative to the benchmark. The Board further noted that the Fund generally performed within the range of its Peer Group for each period, and the Fund’s performance significantly exceeded the performance of all funds in the Peer Group for the three- and 12-month periods.

Cambria Global Real Estate ETF: The Board considered that the Fund outperformed, before fees and expenses, the FTSE EPRA Nareit Global REITs Total Return Index, its benchmark index, for the three-month period, but the Fund underperformed the same benchmark for the 12-month and since inception periods. The primary driver of the Fund’s outperformance during the three-month period was an overweight allocation to the United States and South Africa, while exposure to Japan and Canada dragged on performance. The Fund’s overweight allocation to the United States contributed to its 12-month period performance, while exposure to Japan and Turkey detracted from its outperformance. The Board further noted that the Fund generally performed within the range of its Peer Group for each period, and the Fund’s performance exceeded the performance of all funds in the Peer Group for the three-month period. The Board also considered that the Fund commenced operations on September 24, 2020, and thus had been operating for less than two years, which was a relatively short period of time over which to evaluate the Fund’s performance and draw meaningful conclusions.

The Trustees determined that each Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or Peer Group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by Cambria to improve the Fund’s performance. The Board also considered each Fund’s portfolio turnover rate. In addition, the Board discussed and considered the performance track record, investment experience, professional background and qualifications of Mebane Faber, the Funds’ portfolio manager. Based on this information, the Board concluded that it was satisfied with the investment results that Cambria had been able to achieve for each of the Funds.

Comparative Fees and Expenses. The Board considered each Fund’s advisory fees in relation to the estimated costs of the advisory and related services provided by Cambria. The Trustees noted that each Fund charges a unitary advisory fee through which, Cambria, not the Funds, is responsible for paying many of the expenses necessary to service the Funds, including the expenses of other service providers. In considering the advisory fees, the Board reviewed and considered the fees in light of the nature, quality and extent of the services to be provided by Cambria. Because the Funds charge unitary advisory fees, the Board considered how the Funds’ total expense ratios compared to those of the funds in their Peer Group, noting how differences between fund strategies might impact fees. After comparing expense ratios, the Board noted that each Fund’s total expense ratio was generally consistent with the range of total expense ratios charged by its Peer Group funds or, with respect to the Cambria Foreign Shareholder Yield ETF, Cambria Emerging Shareholder Yield ETF, Cambria Global Value ETF, Cambria Global Asset Allocation ETF, Cambria Trinity ETF, and Cambria Global Real Estate ETF, where the Fund’s expense ratio was materially higher than the range of expense ratios of its Peer Group funds, the Trustees were satisfied by the reasons for the Funds’ higher expenses, including, but not limited to, significant differences between the investment strategies, portfolio holdings, or asset size of a Fund and its Peer Group funds. The Board also considered Cambria’s representation that it would continue to monitor the Funds’ expense ratios, as compared to those of their Peer Groups, and seek to ensure that the Funds remain competitive. Based on its review, in the context of its full deliberations, the Board concluded for each Fund that the advisory fees appeared reasonable in light of the services to be rendered.

Costs and Profitability. The Board then considered the profits realized by Cambria in connection with the services Cambria provides to the Funds. The Board reviewed profit and loss information provided by Cambria with respect to each Fund. In particular, the Board noted Cambria’s representation of its long-term commitment to the success of the Funds and the unitary fee structure under which Cambria bears the risk that the Funds’ expenses may increase. The Board further considered the costs associated with the personnel, systems and equipment necessary to manage the Funds and meet their regulatory and compliance requirements as well as other expenses Cambria pays in accordance with the Agreement. Based on its review, in the context of its full deliberations, the Board concluded that Cambria’s profitability, with respect to each Fund, appeared reasonable in light of the services Cambria renders to the Funds.

Other Benefits. The Board then considered the extent to which Cambria derives or will derive ancillary benefits from a Fund’s operations. The Board discussed the potential benefits to Cambria resulting from its ability to use the Funds’ assets to engage in soft dollar transactions. The Board noted that Cambria did not have any affiliates that would benefit from the Funds’ operations. The Board also reviewed the degree to which Cambria may receive compensation from the Funds based upon a Fund’s investment in other Funds.

Annual Report | April 30, 2022	95

Cambria ETF Trust	Approval of Advisory Agreement & Board Considerations
April 30, 2022 (Unaudited)

Economies of Scale. The Board next considered the absence of breakpoints in Cambria’s fee schedule for each Fund and reviewed information regarding the extent to which economies of scale or other efficiencies may result from increases in each Fund’s asset levels. The Board determined that it is difficult to predict when economies of scale might be realized for Cambria and the Funds, several of which launched less than five years ago. The Board, thus, determined to monitor potential economies of scale, as well as the appropriateness of introducing breakpoints in the future, as assets managed by each Fund grow larger.

Conclusion. In approving the Agreement, the Board did not identify any single factor as being of paramount importance, and different Trustees may have given different weight to different factors. The Board reviewed a memorandum from Fund counsel discussing the legal standards applicable to its consideration of the Agreement. Based on its review, including consideration of each of the factors referenced above, the Board determined, in the exercise of its reasonable business judgment, that the advisory arrangement, as outlined in the Agreement, was fair and reasonable in light of the services to be performed, expenses to be incurred, and such other matters as the Board considered relevant. In light of the foregoing, the Board, including a majority of the Independent Trustees, determined to approve the Agreement with respect to the Funds.

96	www.cambriafunds.com

Cambria ETF Trust	Liquidity Risk Management Program
April 30, 2022 (Unaudited)

Pursuant to the requirements of Rule 22e-4 under the 1940 Act (the “Rule”), Cambria ETF Trust (the “Trust”), on behalf of each of its Funds, adopted a liquidity risk management program (the “Program”) to govern the Trust’s approach to managing liquidity risk. The Rule seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Funds’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Funds. The Board has appointed Jonathan Keetz, the Chief Operating Officer of Cambria Investment Management L.P., the investment adviser to the Funds, to serve as the program administrator for each Fund’s Program (the “Program Administrator”).

At the December 8, 2021 quarterly meeting of the Board, the Trustees received a written report from the Program Administrator pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended October 31, 2021. The report concluded that the Program remains adequately designed to assess and manage the Funds’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Funds’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that none of the Funds have been required to set a highly liquid investment minimum, and no Fund breached the 15% limitation on illiquid assets. In addition, the report indicated that no material changes have been made to the Program over the period.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Funds’ prospectus for more information regarding the Funds’ exposure to liquidity risk and other principal risks to which an investment in the Funds may be subject.

Annual Report | April 30, 2022	97

Cambria ETF Trust	Trustees and Officers
April 30, 2022 (Unaudited)

Name, Address and	Position(s) Held with Trust, Term of Office, and	Principal Occupation(s)	Number of Funds in Fund Complex	Other Directorships
Year of Birth[1]	Length of Time Served[2]	During the Past 5 Years	Overseen by Trustee	Held by Trustee
INTERESTED TRUSTEE[3]
Mebane Faber YOB: 1977	Chairperson of the Board, Trustee, and President of the Trust since 2018; Vice President of the Trust (2013 – 2018); no set term	Co–Founder and Chief Investment Officer (2006 – present), Chief Executive Officer (2018 – present),Cambria Investment Management, L.P.	12	None.
INDEPENDENT TRUSTEES
Dennis G. Schmal YOB: 1947	Trustee since 2013; no set term	Retired.	12	Trustee, AssetMark Mutual Funds (since 2007); Trustee, Wells Fargo GAI Hedge Funds (2007 – 2019); Director and Chairman, Owens Realty Mortgage Inc. (real estate) (2013 – 2019); Director, Blue Calypso (e-commerce) (2015 – 2018).
Michael Venuto YOB: 1977	Trustee since 2019; no set term	CIO, Toroso Investments, LLC (since 2012).	12	None.

[1]	Unless otherwise noted, the business address of each trustee is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo, CA 90245.

[2]	Each Trustee shall hold office during the lifetime of the Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Trust Instrument.
[3]	Denotes Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue of their affiliation with the Investment Advisor.

98	www.cambriafunds.com

Cambria ETF Trust	Trustees and Officers
April 30, 2022 (Unaudited)

Name, Address	Position(s) Held with Trust,
and Age[4]	Term of Office, and Length of Time Served[5]	Principal Occupation(s) During Past 5 Years
OFFICERS[6]
Ryan Johanson[7] YOB: 1982	Treasurer and Principal Financial Officer since December 2021; no set term	Fund Controller (since 2016) and Financial Reporting Manager (2012 – 2016), ALPS Fund Services, Inc.
Jonathan Keetz YOB: 1988	Vice President since Nov. 2020; no set term	Chief Operating Officer (since Nov. 2020) and Vice President (since 2015), Cambria Investment Management, L.P.
Douglas Tyre YOB: 1980	Chief Compliance Officer since May 2018; no set term	Compliance Director (since April 2022), Foreside Financial Group, LLC; Compliance Director (July 2019 – April 2022), Assistant Compliance Director (2018 – 2019) and Manager (2014 – 2017), Cipperman Compliance Services, LLC.

[4]	Unless otherwise noted, the business address of each officer is Cambria ETF Trust, 2321 Rosecrans Avenue, Suite 3225, El Segundo, CA 90245.
[5]	Each Officer shall hold office during the lifetime of this trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust's Trust Instrument.
[6]	Officers	oversee 12 funds in the Cambria ETF Trust.
[7]	The business address for Mr. Johanson is ALPS Fund Services, Inc., 1290 Broadway, Suite 1000, Denver, Colorado 80203. Mr. Johanson was appointed Treasurer and Principal Financial Officer of the Trust on December 9, 2021.

Annual Report | April 30, 2022	99

Cambria ETF Trust	Notice to Shareholders
April 30, 2022 (Unaudited)

In early 2022, if applicable, shareholders of record received information for the distributions paid to them by the Funds during the calendar year 2021 via Form 1099. The Funds will notify shareholders in early 2023 of amounts paid to them by the Funds, if any, during the calendar year 2022.

	Long-Term Capital	Dividend Received	Qualified	Foreign	Foreign
	Gain Distributions(1)	Deduction(2)	Dividend Income(3)	Taxes Paid(4)	Source Income(4)
Cambria Shareholder Yield ETF	$0.26	99.05%	100.00%	N/A	N/A
Cambria Foreign Shareholder Yield ETF	$0.00	0.00%	59.90%	$149,978	$2,339,986
Cambria Global Value ETF	$0.00	0.00%	78.62%	$955,780	$6,377,009
Cambria Global Momentum ETF	$0.00	15.10%	44.32%	N/A	N/A
Cambria Global Asset Allocation ETF	$0.00	6.61%	25.54%	N/A	N/A
Cambria Value and Momentum ETF	$0.00	100.00%	100.00%	N/A	N/A
Cambria Global Tail Risk ETF	$0.00	0.00%	0.00%	N/A	N/A
Cambria Emerging Shareholder Yield ETF	$0.55	0.00%	60.03%	$666,637	$5,465,162
Cambria Tail Risk ETF	$0.00	0.00%	0.00%	N/A	N/A
Cambria Cannabis ETF	$0.00	24.35%	44.64%	N/A	N/A
Cambria Trinity ETF	$0.00	7.38%	24.49%	N/A	N/A
Cambria Global Real Estate ETF	$0.15	0.00%	6.56%	N/A	N/A

(1)	Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Funds designated the amounts above as long term capital gain dividends.
(2)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions.
(3)	The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Relief Reconciliation Act of 2003 and it’s reflected as a percentage of ordinary income distributions. It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.
(4)	Pursuant to Section 853(c) of the Internal Revenue Code, the Funds will designate the amounts as foreign taxes paid and foreign source income earned between May 1, 2021 and April 30, 2022.

The information reported herein may differ from the information and distributions taxable to the shareholders for the year ending April 30, 2022. Complete information will be computed and reported in conjunction with your 2022 Form 1099-DIV.

100	www.cambriafunds.com

Cambria ETF Trust	Supplemental Information
April 30, 2022 (Unaudited)

Net asset value, or “NAV”, is the price per share at which a Fund issues and redeems shares. It is calculated in accordance with the standard formula for valuing mutual fund shares. The “Market Price” of a Fund generally is determined using the midpoint between the highest bid and the lowest offer on the stock exchange on which the Shares of the Fund are listed for trading, as of the time that the Fund’s NAV is calculated. A Fund’s Market Price may be at, above or below its NAV. The NAV of a Fund will fluctuate with changes in the market value of the Fund’s holdings. The Market Price of a Fund generally fluctuates in response to changes in its NAV, as well as market supply and demand. The data represented in the table below represents past performance and cannot be used to predict future results.

Premiums or discounts are the differences (expressed as a percentage) between the NAV and Market Price of a Fund on a given day, generally at the time NAV is calculated. A premium is the amount that a Fund is trading above the reported NAV, expressed as a percentage of a NAV. A discount is the amount that the Fund is trading below the reported NAV, expressed as a percentage of the NAV.

	Market Price	Market Price,
	One Year Total Return	End of Period
Cambria Shareholder Yield ETF	-0.30%	$60.92
Cambria Foreign Shareholder Yield ETF	-1.47%	26.08
Cambria Global Value ETF	-8.08%	20.32
Cambria Global Momentum ETF	10.05%	31.32
Cambria Global Asset Allocation ETF	-2.84%	28.94
Cambria Value and Momentum ETF	14.34%	26.02
Cambria Global Tail Risk ETF	-8.12%	21.50
Cambria Emerging Shareholder Yield ETF	-18.81%	29.72
Cambria Tail Risk ETF	-9.13%	16.95
Cambria Trinity ETF	4.72%	27.03
Cambria Cannabis ETF	-46.17%	9.98
Cambria Global Real Estate ETF	4.49%	29.69

FUND PROXY VOTING POLICIES & PROCEDURES

The Funds’ policies and procedures used to determine how to vote proxies relating to portfolio securities are available, without charge and upon request, by calling 855–ETF–INFO (383–4636). This information is also available on the SEC’s website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12–month period ended June 30, is also available without charge and upon request, by calling 855–ETF–INFO (383–4636) or accessing the Trust’s Forms N–PX on the SEC’s website at www.sec.gov.

PORTFOLIO HOLDINGS

Quarterly holdings as of the first and third fiscal quarters are available on the Funds’ website at www.cambriafunds.com. The Funds file complete schedules of their portfolio holdings with the SEC for the first and third fiscal quarters on Form N-PORT. Copies of the Funds’ Form N-PORT reports are available, without charge and upon request, by calling 855–ETF–INFO (383–4636). This information is also available on the SEC’s website at www.sec.gov.

PREMIUM/DISCOUNT INFORMATION

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the most recently completed calendar quarters since that year end (or the life of the Fund, if shorter) are available on the Funds’ website at www.cambriafunds.com.

Annual Report | April 30, 2022	101

Investment Adviser:

Cambria Investment Management, L.P.

2321 Rosecrans Avenue

Suite 3225

El Segundo, CA 90245

Distributor:

ALPS Distributors Inc.

1290 Broadway Suite 1000

Denver, CO 80203

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004-2541

Independent Registered Public Accounting Firm:

Cohen & Company, Ltd.

1350 Euclid Avenue, Suite 800

Cleveland, Ohio, 44115

This information must be preceded or accompanied by a current prospectus.

(b)	Not Applicable.

Item 2. Code of Ethics.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) of this report.

(d)	During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(f)	The registrant’s code of ethics referred to in Item 2(a) above is attached as an Exhibit 13(a)(1), herewith.

Item 3. Audit Committee Financial Expert.

(a) (1)	The registrant’s Board of Trustees has determined that the registrant has an audit committee financial expert serving on the audit committee.

(a) (2)	The audit committee financial expert, Dennis G. Schmal, is an independent trustee as defined in paragraph (a)(2) of Item 3 to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees: For the registrant’s last two fiscal years ended April 30, 2022 and April 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $175,875 and $175,875, respectively.

(b)	Audit-Related Fees: For the registrant’s last two fiscal years ended April 30, 2022 and April 30, 2021, the aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and not otherwise reported under paragraph (a) of this Item were $0 and $0, respectively.

(c)	Tax Fees: For the registrant’s last two fiscal years ended April 30, 2022 and April 30, 2021, the aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning were $24,000 and $24,000, respectively.

(d)	All Other Fees: For the registrant’s last two fiscal years ended April 30, 2022 and April 30, 2021, the aggregate fees billed for products and services, provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item, were $0 and $0, respectively.

(e)(1)	The Trust’s Audit Committee has adopted, and the Board of Trustees has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Trust may be pre-approved.

(2)	No services described in paragraphs (b) through (d) of this Item were approved by the registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable to the registrant.

(g)	The aggregate non-audit fees and services billed by the principal accountant for the fiscal year 2022 were $0.

(h)	During the past fiscal year, registrant’s principal accountant provided certain non-audit services to registrant’s investment adviser or to entities controlling, controlled by, or under common control with registrant’s investment adviser that provide ongoing services to registrant that were not subject to pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X. The Audit Committee of Registrant’s Board of Trustees reviewed and considered these non-audit services provided by registrant’s principal accountant to registrant’s affiliates, including whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable to the registrant.

Item 5. Audit Committee of Listed Registrants.

The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)A of the Exchange Act. The registrant’s audit committee members are Dennis Schmal and Michael Venuto.

Item 6. Schedule of Investments.

(a)	Schedule of Investments is included as part of the Report to Shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 13. Exhibits.

(a)(1)	Registrant’s Code of Ethics for Senior Financial Officers, which is the subject of the disclosure required by Item 2 of Form N-CSR, is filed herewith. as Ex99.13(a)(1)Code of Ethics.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) are filed herewith.

(a)(3)	None.

(a)(4)	None.

(b)	Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) are filed herewith.as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Cambria ETF Trust

By:	/s/ Mebane Faber
Mebane Faber
President

Date:	July 8, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Mebane Faber
Mebane Faber
President

Date:	July 8, 2022

By:	/s/ Ryan Johanson
Ryan Johanson
Principal Financial Officer

Date:	July 8, 2022